UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )
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Groupon, Inc.
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2019 PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
THE ANNUAL MEETING OF STOCKHOLDERS OF GROUPON, INC. WILL BE HELD
June 13, 2019 | 10:00am Central Time
Winston & Strawn LLP, 35 West Wacker Drive, Chicago, Illinois 60601

NASDAQ: GRPN / ir@groupon.com

LETTER FROM THE
CHAIRMAN
Dear Stockholder:LETTER FROM THE CHAIRMAN

I am pleased to invite you to attend the Annual Meeting of Stockholders of Groupon, Inc., which will be held at Winston & Strawn LLP, 35 West Wacker Drive, Chicago, Illinois 60601 on June 13, 2019 at 10:00 a.m. Central Time. Doors will open at 9:30 a.m. Central Time.
The attached Notice of Annual Meeting of Stockholders and proxy statement contain details of the business to be conducted at the Annual Meeting.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.
We urge you to read the accompanying proxy statement carefully and to vote "FOR" the director nominees proposed by the Board of Directors, "FOR" the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2019, "FOR" the advisory approval of our Named Executive Officer compensation in accordance with the recommendations of the Board of Directors, “FOR” the proposal to increase the number of authorized shares under the Company’s incentive plan, and “FOR” the proposal to increase the number of shares available for purchase under the Company’s employee stock purchase plan.
On behalf of the Board of Directors, I would like to express our appreciation for your interest in Groupon.
Sincerely,

Eric Lefkofsky
Chairman of the Board

Groupon Proxy Statement and Notice of 2019 Annual Meeting

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD
June 13, 2019 | 10:00am Central Time
Winston & Strawn LLP, 35 West Wacker Drive, Chicago, Illinois 60601
ITEMS OF BUSINESS

1.	To elect nine directors from the nominees named in this proxy statement.

2.	To ratify the selection of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for fiscal year 2019.

3.	To conduct an advisory vote to approve our named executive officer compensation, as described in this proxy statement.

4.	To approve an amendment to the Groupon, Inc. 2011 Incentive Plan, as amended (the “2011 Incentive Plan”), to, among other items, increase the number of authorized shares thereunder.

5.
To approve an amendment to the Groupon, Inc. 2012 Employee Stock Purchase Plan, as amended (the “Purchase Plan”), to, among other items, increase the number of shares available for purchase thereunder.

6.	To transact other business that may properly come before the Annual Meeting.
Record Date
April 18, 2019 (the “Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.
Admission
If you are a record holder, you must provide identification, and if you hold your shares through a broker, bank or other nominee, you must also provide proof of ownership.
Proxy Voting
IMPORTANT: Please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares via the Internet, by telephone, or by signing, dating, and returning the enclosed proxy card will save the expenses and efforts of additional solicitation. If you wish to vote by mail, we have enclosed an addressed envelope, postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares in person at the Annual Meeting, as your proxy is revocable at your option as described in the proxy statement.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 13, 2019. We are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. By doing so, we save costs and reduce the environmental impact of our Annual Meeting. We will mail a Notice of Internet Availability of Proxy Materials to certain of our stockholders. This Notice contains instructions about how to access our proxy materials and vote online or vote by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via e-mail unless you elect otherwise.
By order of the Board of Directors,
Dane Drobny
General Counsel and Corporate Secretary
Chicago, Illinois
April 26, 2019
The date of this proxy statement is April 26, 2019, and it is first being delivered to stockholders on or about April 30, 2019.

Groupon Proxy Statement and Notice of 2019 Annual Meeting

Groupon Proxy Statement and Notice of 2018 Annual Meeting

BUSINESS SUMMARY

Groupon, Inc. (“Groupon”) is a global leader in local commerce, making it easy for people around the world to search and discover great businesses and merchandise. Our vision is to connect local commerce, increasing consumer buying power while driving more business to merchants through value and discovery.
We want Groupon to be the destination that consumers check first when they are out and about; the place they start when they are looking to buy just about anything, anywhere, anytime. We provide consumers with value – whether that be savings, convenience or unmatched local selection – and help them discover amazing things to do, eat, see, buy and where to travel, rewarding them in the process.
By bringing the brick-and-mortar world of local commerce onto the Internet where it can be discovered, explored and transacted, Groupon serves as the connective tissue between local merchants and customers, ultimately helping build vibrant neighborhoods in the process. In the last decade Groupon has helped save consumers more than $30 billion and pumped more than $20 billion into local communities, as we’ve helped tens of thousands of small businesses grow and become part of the fabric of the places and people they serve.(1) All while selling more than 1.5 billion Groupons around the globe.
Community
Moreover, strong communities aren’t just part of our business; they’re part of our DNA. Our team is committed to making a difference in the places our customers, merchants and employees live and work. It’s core to our company values and an essential element to the success of our business. We accomplish this through a “secret formula” of employee do-goodery, customer collaboration, nonprofit investment and responsible business practices.
In 2018 alone:

✓	Programs supported 340 nonprofit partners across 130 unique and vibrant communities around the world.

✓	Employees donated a record-breaking 35,000 volunteer hours -- more than doubling our hours donated to local communities year over year.

✓	Engaged 58% of our global employees in at least one volunteer activity.

✓	Reached more than 3,000 small businesses through cause marketing campaigns, small business accelerator programs and partnerships with neighborhood commercial districts.

✓	Delivered more than $370,000 to local communities through neighborhood and small business development programs.

✓	Served or donated 8,421,000 meals to food insecure families and individuals through volunteer events and charitable campaigns -- nearly 10x the meals donated and served in 2017.

✓
Inspired more than 23,000 students to pursue pathways in science, technology, engineering and math by sponsoring the Museum of Science & Industry (Chicago) Summer Brain Games initiative and hosting Scout Out Engineering events.

(1)    As of December 31, 2018.

1 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

CORPORATE GOVERNANCE AT GROUPON

Election of Directors
As stockholders, you have the right to elect our Board of Directors (the “Board”). The Board is nominating nine nominees for election. Information to inform your vote is set forth below:

•	Groupon Corporate Governance Principles & Highlights

•	Board of Director Biographies

•	How the Board is Selected and Evaluated

•	How the Board is Organized and Governs

•	How to Communicate with the Board

•	Board Compensation
Groupon Corporate Governance Principles & Highlights
We believe our corporate governance practices promote the long-term interests of our stockholders, as well as maintain internal checks and balances, strengthen management accountability, engender public trust and foster responsible decision making and accountability. We regularly evaluate our corporate governance practices and policies in order to maintain a strong governance framework designed to meet these goals. In addition, our Nominating and Corporate Governance Committee ("Nominating Committee") periodically reviews evolving legal and regulatory developments and governance best practices to determine those that it believes will best serve the interests of our stockholders. Highlights of our corporate governance framework include:
Board of Directors

•	Majority of Board of Directors independent (8 of 9 directors)

•	Directors have diverse experience, including e-commerce and technology, marketing and advertising, finance and accounting, M&A, international and public company service

•	22% of Board of Directors comprised of women

•	Independent directors meet regularly without management present

•	Audit, Compensation and Nominating Committees comprised entirely of independent directors

•	Director stock ownership and holding guidelines
Stockholder Voting

•	Annual director elections; no classified board

•	Single class of voting common stock

•	Directors may be removed with or without cause

•	No supermajority requirements to approve mergers or other business combinations or charter amendments

•	Annual Say on Pay vote (78% of votes cast “FOR” in 2018)

•	No stockholder rights plan adopted
Audit & Risk Oversight

•	All members of the Audit Committee are audit committee financial experts under SEC rules

•	Enterprise Risk Management program

2 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

BOARD OF DIRECTOR BIOGRAPHIES
The Board is nominating nine nominees for election. Information about the professional backgrounds, qualification and other board memberships of our nominees is set forth below.

Rich Williams Director and Chief Executive Officer
Experience
•
Groupon Director and Chief Executive Officer (2015-present); Chief Operating Officer (2015); President, North America (2014-2015); Senior Vice President, Marketing (2011-2014)
•    Mr. Williams served in a variety of marketing leadership roles at Amazon.com, Inc. (NASDAQ: AMZN) from 2008-2011, including most recently as Director, Paid Traffic
•    Mr. Williams served in a variety of sales and marketing leadership roles at Experian plc (LSE: EXPN) from 2000-2007
 Qualifications
•    Public Company CEO
•    Technology / E-commerce
•    Marketing / Advertising
•    International
Mr. Williams brings to the Board substantial experience gained from leadership positions in sales, marketing and operations at Groupon and several public companies in the e-commerce and information services industries.

Eric Lefkofsky Chairman of the Board and Independent Director
Experience
•    Groupon co-founder; Chairman of the Board (2015-present); Director and Chief Executive Officer (2013-2015); Office of the Chief Executive (2013); Executive Chairman (2008-2013)
•    Co-founder and CEO at Tempus, a leading provider of technology-enabled precision medicine solutions
•    Co-founder and former managing partner of Lightbank, LLC, a private investment firm specializing in information technology companies
•    Co-founder of Echo Global Logistics, Inc. (NASDAQ: ECHO), a technology-enabled transportation and logistics outsourcing firm
•    Co-founder of InnerWorkings, Inc. (NASDAQ:INWK), a global provider of managed print and promotional solutions
•    Founding investor of Uptake Technologies, a leading predictive analytics platform

Other
•    Lurie Children’s Hospital, Chicago, Trustee
•    Steppenwolf Theatre, Chicago, Chairman of the Board of Trustees
•    Art Institute of Chicago, Trustee
•    Museum of Science and Industry, Chicago, Trustee
•    World Business Chicago, Member of the Board of Directors
•    University of Chicago Booth School of Business, Adjunct Professor

Qualifications
•    Technology / E-commerce
•    Marketing / Advertising
•    Public Company CEO
•    International
•    Audit / Finance

Mr. Lefkofsky brings to the Board an in-depth knowledge and understanding of the Company's business and operations, as one of its founders and former Chief Executive Officer, as well as expertise gained through experience as a leading entrepreneur and innovator in the technology industry.

3 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Michael Angelakis Independent Director Member, Audit Committee
Experience
•    Groupon Director since 2016 (elected pursuant to the terms of an Investment Agreement, dated as of April 3, 2016, between Groupon and A-G Holdings, L.P., an affiliate of Atairos)
•    Atairos Management, L.P., Chairman and Chief Executive Officer (2015-present)
•    Comcast Corporation (NASDAQ:CMCSA), senior advisor to the Executive Management Committee; former Vice Chairman and Chief Financial Officer
•    Former Managing Director and a member of the Management and Investment Committees of Providence Equity Partners, a private equity firm investing in technology, media and communications companies
•    Former senior executive roles in the media and telecommunications industries, including Chief Executive Officer of State Cable TV Corporation and Chief Executive Officer of Aurora Telecommunications; former Vice President at Manufacturers Hanover Trust Company
•    Director, Hewlett Packard Enterprise Company (NYSE: HPE)
•    Director, TriNet Group, Inc. (NYSE: TNET)
•    Former Director, Duke Energy Corporation (NYSE: DUK) (2015-2017)
•    Director of several private communications and technology companies
Other
•    Former Chairman of the Board, Federal Reserve Bank of Philadelphia
•    Former Trustee, Babson College

Qualifications
•    Technology / E-commerce
•    Public Company CFO
•    International
•    Audit / Finance
Mr. Angelakis brings to the Board extensive investment, financial and managerial experience and leadership gained through his senior management roles in the media and telecommunications industries, including as the chief financial officer of a public company, as well as experience as a director of other public companies.

Peter Barris Independent Director Chair, Compensation Committee
Experience
•    Groupon Director since 2008 (originally appointed to the Board pursuant to a general voting agreement, which terminated as a result of our initial public offering)
•    New Enterprise Associates, a global venture capital fund investing in technology and healthcare, Chairman and General Partner (2017-present); Managing General Partner (1999-2017)
•    Director of several private internet and technology companies and charitable organizations

Other
•    Northwestern University, Vice Chairman of the Board of Trustees

Qualifications & Skills
•    Technology / E-commerce
•    International
•    Audit / Finance
Mr. Barris brings to the Board sophisticated knowledge of information technology companies that includes investments in over twenty-five information technology companies that have completed public offerings or successful mergers as well as experience serving as a director of several public companies.

4 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Robert Bass Independent Director Chair, Audit Committee Member, Compensation Committee
Experience
•    Groupon Director since 2012
•    Deloitte & Touche LLP, a global firm providing audit, consulting, tax and advisory services; Vice Chairman (2006-2012); Partner (1982-2012); specializing in e-commerce, mergers and acquisitions, SEC filings and related issues
•    While at Deloitte, Mr. Bass was responsible for all services provided to Forstmann Little and its portfolio companies and was the advisory partner for Blackstone, DIRECTV, 24 Hour Fitness, McKesson, IMG and CSC. Mr. Bass also served as advisory partner for RR Donnelley, Automatic Data Processing, Community Health Systems, and Avis Budget
•    Former Director and chairman of the risk and audit committee, Sims Metal Management (ASX: SGM.AX) (2013-2018)
•    Former director and chairman of the audit committee of NewPage Corporation (2013-2015)
• Director and chairman of the audit committee of Redfin Corporation (NASDAQ: RDFN)
•    Director and member of the audit committee of Apex Tool Group, LLC
•    Trustee, Blackstone GSO Secured Lending Fund

Other
•    Certified public accountant licensed in New York and Connecticut
•    Member of the American Institute of Certified Public Accountants and the Connecticut State Society of Certified Public Accountants

Qualifications & Skills
•    Technology / E-commerce
•    International
•    Audit / Finance
Mr. Bass brings to the Board a wealth of experience and knowledge of public company financial reporting and accounting, including with respect to companies in the e-commerce sector, and his experience at the highest levels of a Big Four accounting firm is an invaluable resource to the Board in its oversight of the Company’s financial statements and SEC filings.

Theodore Leonsis Independent Director Chair, Nominating and Corporate Governance Committee
Experience
• Groupon Director (2009-present); Lead Independent Director (2015-2019); Chairman of the Board (2013-2015); Office of the Chief Executive (2013); Vice Chairman (2011-2013)
•    Chairman and Chief Executive Officer of Monumental Sports & Entertainment, LLC, a sports and entertainment company that owns the NBA’s Washington Wizards, the NHL’s Washington Capitals, the WNBA’s Washington Mystics and the Verizon Center in Washington, D.C. (2009-present)
•    Mr. Leonsis served as Vice Chairman Emeritus at AOL, LLC, and in a number of executive positions including Vice Chairman and President, AOL Audience Business (1993-2006)
•    Co-founder and partner, Revolution Growth Fund II, a private investment firm
•    Director, American Express Co. (NYSE: AXP)
•    Director of several private internet and technology companies and charitable organizations

Qualifications
•    Technology / E-commerce
•    Marketing / Advertising
•    International
•    Audit / Finance
Mr. Leonsis brings to the Board in-depth experience in digital businesses and innovative approaches, as well as expertise in identifying business opportunities and driving new strategies based on changing technologies, social media and the Internet.

5 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Joseph Levin Independent Director Member, Compensation Committee
Experience
•    Groupon Director since 2017
•    Chief Executive Officer and director of IAC/InteractiveCorp (NASDAQ: IAC), a media and internet company with more than 150 brands and products (2015-present)
•    Various senior leadership roles at IAC from 2003-2012, including Chief Executive Officer of IAC Search and Applications; Chief Executive Officer of Mindspark Interactive Network, an IAC subsidiary; and SVP, Mergers and Acquisitions and Finance
•    Prior to joining IAC, Mr. Levin worked in the Technology Mergers & Acquisitions group for Credit Suisse First Boston (now Credit Suisse)
•    Chairman of the Board of Directors, Match Group, Inc., an IAC controlled company
•    Chairman of the Board of Directors, ANGI Homeservices Inc., an IAC controlled company

Other
•    Undergraduate Executive Board of Wharton School

Qualifications
•    Technology / E-commerce
•    Marketing / Advertising
•    Public Company CEO
•    International
•    Audit / Finance
Mr. Levin brings to the Board substantial e-commerce and technology industry experience, including as the chief executive officer of a public company, as well as experience as a director of other public companies.

Deborah Wahl Independent Director Member, Nominating and Corporate Governance Committee
Experience
•    Groupon Director since 2017
•    Chief Marketing Officer of Cadillac, a brand of General Motors Company (NYSE: GM) (2018-present)
•    Chief Marketing Officer of McDonald’s Corporation (NYSE: MCD) (2014-2017)
•    Chief Marketing Officer of PulteGroup, Inc. (NYSE: PHM), a homebuilding company (2009-2014)
•    Marketing leadership roles at Chrysler LLC, Toyota Motor Corporation (NYSE: TM), and Ford Motor Company (NYSE: F)
•    Director, media software company Mediaocean

Other
•    Vice Chair, Association of National Advertisers

Qualifications
•    Technology / E-commerce
•    Marketing / Advertising
•    International
Ms. Wahl brings to the Board substantial experience in brand and consumer marketing gained from chief marketing officer and other leadership positions at several public companies.

6 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Ann Ziegler Independent Director Member, Audit Committee Member, Nominating and Corporate Governance Committee
Experience
•    Groupon Director since 2014
•    Senior Vice President and Chief Financial Officer of CDW Corp., a technology solutions provider (NASDAQ: CDW) (2008-2017)
•    A number of executive roles at Sara Lee Corporation (1993-2008), a global consumer goods company, in finance, mergers and acquisitions, strategy, and general management, including Chief Financial Officer and Senior Vice President of Administration for Sara Lee Food and Beverage from 2005-2008
•    Prior to joining Sara Lee, Ms. Ziegler was a corporate attorney at Skadden, Arps, Slate, Meagher & Flom
•    Director, Hanesbrands (NYSE: HBI)
•    Director, Wolters Kluwer N.V. (AEX: WKL)
•    Director and audit committee member, US Foods Holding Corp. (NYSE: USFD)

Other
•    Revolution Foods, Member of the Board of Directors

Qualifications
•    Technology / E-commerce
•    Public Company CFO
•    International
•    Audit / Finance

Ms. Ziegler brings to the Board substantial experience in the consumer goods and technology industries, as well as her experience as the Chief Financial Officer of a public company.

Director Nominee Qualifications and Experience
The chart below identifies certain skills and qualifications our director nominees bring to the Board, based on areas we believe are important to our success. We believe the combination of the skills and qualifications shown below demonstrates how our Board is well positioned to provide effective oversight and strategic advice to our management. We believe the categories of skills and qualifications highlighted below are particularly relevant to the oversight of our global e-commerce business. The skills and qualifications of our individual directors are described in greater detail above.
Skills & Experience

Audit / Finance	■■■■■■■
International Experience	■■■■■■■■■
Public Company CFO / CEO Experience	■■■■■■
Marketing / Advertising	■■■■■■
Technology / E-Commerce	■■■■■■■■

7 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

BOARD SELECTION AND EVALUATION
Director Independence
Our Corporate Governance Guidelines provide that a majority of our directors will be independent, based on the listing standards of NASDAQ as well as the Board’s determination that the director does not have a relationship with Groupon management that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out director responsibilities.
Based on the review and recommendation by the Nominating Committee, the Board analyzed the independence of each director in 2018 and each director nominee and determined that Messrs. Angelakis, Barris, Bass, Lefkofsky (beginning in November 2018), Leonsis, and Levin and Mses. Wahl and Ziegler meet the standards of independence under our Corporate Governance Guidelines and applicable NASDAQ listing standards, including that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment. The Board determined that Mr. Williams, our Chief Executive Officer (“CEO”), is not independent.
In particular, in making its determinations with respect to director independence, the Board considered Mr. Lefkofsky’s status as a co-founder and significant stockholder of the Company, as well as his service to the Company in the Office of the Chief Executive from February 2013 to August 2013, and CEO from August 2013 to November 2015. Under applicable NASDAQ rules, Mr. Lefkofsky may be considered independent if the Board concludes that his relationship with the Company, including his former employment as an executive officer, would not interfere with his exercise of independent judgment in carrying out his responsibilities as director. After considering that Mr. Lefkofsky had not served as an executive officer or employee of the Company during the past three years and the other factors set forth above, the Board concluded that Mr. Lefkofsky is an independent director in accordance with the applicable NASDAQ rules.
Procedures for Nominating Directors; Board Composition
The Nominating Committee reviews with the Board the appropriate set of characteristics, skills and experiences for the Board as a whole, with the objective of having a Board that can best help drive the success of our business and represent stockholder interests through the exercise of sound judgment using its diversity of experience. In evaluating its overall composition, our Board and Nominating Committee take into account many factors, including: general understanding of marketing, finance and other disciplines relevant to the Company's industry or the success of a large publicly traded company in today’s business environment; operational and senior leadership experience; needs and strategy of the Company relative to the overall composition of our Board; understanding of our business and technology; independence; and diversity of background, skills and experience. The Nominating Committee regularly engages in ongoing board composition planning to assure that our Board continues to maintain an appropriate mix of skills and experiences to provide fresh perspectives and effective oversight and guidance to management, while leveraging the institutional knowledge and historical perspective of our longer-tenured directors.
The Nominating Committee reviews the skills and qualifications of each candidate for nomination to the Board. The Nominating Committee considers candidates that are suggested by members of the Board, as well as management, our stockholders and any director search firm retained by the Board or the Nominating Committee. In evaluating a candidate, the Nominating Committee considers, among other things; educational and professional background; personal accomplishments; potential conflicts of interest; whether he or she also brings specific skills or expertise in areas that the Board has identified as desired; and whether he or she possess personal attributes and diverse experiences that will contribute to the effective functioning of the Board as a whole. In addition, characteristics expected of all directors include integrity, high personal and professional ethics, sound business judgment, and the ability and willingness to commit sufficient time to the Board.
In the past four years, we have added four new directors, including Rich Williams, our CEO, and three independent directors, bringing significant strategic, operational, advertising and consumer marketing experience as well as additional gender diversity to our Board.
The Nominating Committee assesses the effectiveness of its efforts to maintain an effective Board through the Board self-evaluation process and in the course of its regular responsibilities, which include annually:

•	reporting to our Board on the performance and effectiveness of the Board;

•	presenting to our Board individuals recommended for election to the Board at the annual stockholders meeting; and

•	obtaining or performing an assessment of the Committee’s own performance.
The Nominating Committee will consider stockholders’ recommendations for candidates for the Board using the same criteria described above. The name of any recommended candidate for director, together with a brief biographical sketch, a document indicating the candidate’s willingness to serve if elected, and evidence of the nominating stockholder’s ownership of Company stock should be sent to the attention of Corporate Secretary, Groupon, Inc., 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654. A stockholder who wishes to formally nominate a candidate must follow the procedures described in Section 2.4 of our Bylaws.

8 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

HOW THE BOARD IS
ORGANIZED AND GOVERNS
Board and Executive Leadership
The Board does not have a policy as to whether the Chairman should be an independent director or a member of management. At this time, Mr. Lefkofsky, an independent director, serves as Chairman of the Board.
Mr. Lefkofsky has served as Chairman of the Board since November 2015, immediately following his resignation from his role as Chief Executive Officer of the Company. At the time of Mr. Lefkofsky’s appointment as Chairman of the Board in November 2015, the Board determined that it also would be beneficial to appoint a Lead Independent Director to reinforce the independence of the Board in its oversight of our business and affairs and appointed Mr. Leonsis to serve in such role. In February 2019, the Board determined that Mr. Lefkofsky is an independent director, eliminating the need for a separate Lead Independent Director. See “Director Independence” for a discussion of the factors considered by the Board in determining Mr. Lefkofsky’s independence.
Our Board believes its current leadership structure is appropriate because it effectively allocates authority, responsibility and oversight between management and the independent members of our Board. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to our CEO, while enabling the Chairman to facilitate our Board’s oversight of management, promote communication among management, our Board, and our independent directors, and support our Board’s consideration of key governance and risk oversight matters. The Board believes its programs for overseeing risk, as described above under “Risk Oversight,” would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.
Risk Oversight
Our Board of Directors, either directly or through its committees, exercises oversight of strategic risks to the Company, including operational, financial, compliance, legal, strategic, reputational, governance and succession planning. Key features of our risk oversight practices include:

•	Management periodically reports on areas of potential risk to our Board or the relevant committee, which provides guidance, as appropriate, on risk tolerance, assessment and mitigation.

•
The Audit Committee reviews and assesses the Company’s processes to manage business, financial and related reporting, and compliance. It also reviews the Company’s policies for risk assessment, risk management and assesses the steps management has taken to control significant risks.

•
The Audit Committee oversees risks pertaining to cybersecurity. Protecting our systems, networks, data and confidential information is a priority at Groupon. As part of our cybersecurity program we employ security practices to protect and maintain the systems located at our data centers and hosting providers, invest in intrusion, anomaly, and vulnerability detection tools and engage third-party security firms to test the security of our websites and systems. In addition, we regularly evaluate and assess our systems and the controls, processes and practices to protect those systems and also conduct penetration testing against our own systems. Our Vice President, Information Security, who reports directly to our Chief Technology Officer and leads the team responsible for our cybersecurity program, strategy, policies and practices, regularly reports to the Audit Committee on the state of our cybersecurity program and provides updates on cybersecurity matters. In addition, we conduct an annual cybersecurity review with our Board of Directors.

•	The Compensation Committee oversees risks relating to compensation programs and policies to ensure that our compensation programs do not encourage unnecessary risk-taking.

•	The Nominating Committee oversees risks relating to our governance structure.

•	Each committee charged with risk oversight reports to the Board on such matters.
Corporate Governance Guidelines and Committee Charters
Our Corporate Governance Guidelines and the charters of the three standing committees of the Board describe our governance framework. The Corporate Governance Guidelines and charters are intended to ensure our Board has the necessary authority and practices in place to review and evaluate our business operations and to make decisions that are independent of management. Our Corporate Governance Guidelines also are intended to align the interests of directors and management with those of our stockholders, and comply with or exceed the requirements of NASDAQ and applicable law. They establish the practices our Board follows with respect to such issues as:

9 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

•	Board composition and member selection;

•	Board meetings and involvement of senior management;

•	CEO performance evaluation;

•	management succession planning;

•	Board committees; and

•	director compensation.
Pursuant to the Corporate Governance Guidelines, the Board conducts self-evaluations to annually assess its adherence to the Corporate Governance Guidelines and committee charters and to identify opportunities to improve Board performance. The Board regularly reviews our Corporate Governance Guidelines and committee charters and updates them as necessary to reflect changes in regulatory requirements and evolving oversight practices.
Meetings and Meeting Attendance
Our Board holds regularly scheduled quarterly meetings and also holds special meetings or acts by unanimous written consent as necessary. Our Board met eight times during 2018.
All of our directors attended 75% or more of the aggregate of all Board meetings and meetings of the committees on which they served during the last fiscal year. We do not maintain a formal policy regarding director attendance at stockholder meetings. One of our directors attended the 2018 Annual Meeting.
Board Committees
Our Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee. Each committee operates pursuant to a written charter and is comprised entirely of independent directors. The table below provides membership for each of the Board committees:

Director	Audit	Compensation	Nominating
Ted Leonsis			Chair
Michael Angelakis	■
Peter Barris		Chair
Robert Bass	Chair	■
Joseph Levin		■
Deborah Wahl			■
Ann Ziegler	■		■
Below is a description of each standing committee. Each committee has authority to engage legal counsel or other advisors or consultants as it deems appropriate to carry out its responsibilities.
Audit Committee
The Audit Committee assists our Board in overseeing the quality and integrity of our accounting, auditing and reporting practices. The Committee’s role includes:

•	overseeing the work of our accounting function and internal controls over financial reporting;

•	overseeing internal audit processes;

•
inquiring about significant risks, reviewing our policies for risk assessment and risk management, including cybersecurity risks, and assessing the steps management has taken to control these risks; and

•	reviewing compliance with significant applicable legal and regulatory requirements.
The Audit Committee is responsible for the appointment, compensation, retention, review and oversight of the independent registered public accounting firm engaged to issue audit reports on our consolidated financial statements and internal control over financial reporting.

10 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

The Committee relies on the expertise and knowledge of management and the independent registered public accounting firm in carrying out its oversight responsibilities. The Audit Committee Charter describes the Committee’s specific responsibilities. The Board has determined that each Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee and is an “audit committee financial expert” as defined by SEC rules.
The Audit Committee met nine times in 2018.
Compensation Committee
The primary responsibilities of the Compensation Committee are to:

•	assist our Board in establishing the annual goals and objectives relevant to the compensation of the CEO;

•	evaluate and approve the compensation of the CEO;

•	oversee compensation of directors;

•	evaluate and approve the compensation of the Company’s other executive officers;

•	oversee and advise our Board on the adoption of policies that govern executive officer compensation programs and other compensation-related polices;

•	oversee plans for executive officer development and succession;

•	oversee administration of our equity and incentive plans, policies, practices, and programs; and

•	authorize grants of equity compensation awards under our stock plan.

As permitted by law and pursuant to the terms of the 2011 Incentive Plan, the Committee may delegate to the CEO the authority to make equity compensation grants to employees who are not executive officers.
Our CEO and senior members of our Human Resources department, including our Senior Vice President, Human Resources, and Senior Director, Compensation and Benefits, are responsible for providing recommendations to the Compensation Committee regarding our executive compensation program. None of our executives participates in Compensation Committee deliberations relating to his or her own compensation. To evaluate each senior officer’s overall compensation, the Compensation Committee reviews total direct and indirect compensation details prepared by management and other information deemed appropriate and advisable by the Compensation Committee.
The Compensation Committee Charter describes the specific responsibilities and functions of the Compensation Committee. See “Compensation Discussion and Analysis” for more information about the Committee’s role and responsibilities.
The Compensation Committee met four times in 2018.
Nominating Committee
The principal responsibilities of the Nominating Committee are to:

•	determine and recommend the slate of director nominees for election to our Board;

•	identify and recommend candidates to fill director vacancies occurring between annual stockholder meetings;

•	review the composition of Board committees;

•	annually evaluate the performance and effectiveness of the Board; and

•	monitor adherence to, review, and recommend changes to our Corporate Governance Guidelines.
The Nominating Committee Charter describes the specific responsibilities and functions of the Committee.
The Nominating Committee met four times in 2018.

11 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

HOW TO COMMUNICATE
WITH THE BOARD
Stockholder Engagement
We recognize the value of stockholder feedback, and our relationship with our stockholders is an integral part of our corporate governance practices. We conduct stockholder outreach throughout the year to engage on issues that are important to our stockholders and to understand their perspectives on a variety of matters, including executive compensation and corporate governance matters.
In particular, following our 2018 annual meeting of stockholders, we reached out to our top 25 largest stockholders in order to obtain their feedback regarding our executive compensation program and corporate governance policies and practices. We met with several stockholders as a result of this outreach and heard from several other stockholders that they did not have questions or concerns that required further engagement. During these stockholder engagement meetings, we discussed a variety of matters, including the elements and structure of our executive compensation program, the performance-based compensation of our CEO and other members of senior management, the performance metrics applicable to our annual bonus program and PSUs, the implementation of multi-year vesting for PSUs, our equity usage, our Board composition, stockholders’ consideration of ESG (environmental, social and governance) matters, and the effectiveness of our disclosure. We have taken into account the input and feedback of our stockholders in recent years in making changes to our executive compensation program, including, for example, when implementing multi-year vesting for PSU awards, considering performance metrics for our performance-based compensation, and providing 2018 total target compensation to our CEO and other Named Executive Officers that was comprised of over 50% performance-based compensation. In addition, based in part on stockholder feedback, we have continued to revise our disclosure in order to improve its effectiveness, including adding a stockholder letter to our quarterly disclosure package, increasing proxy statement disclosure regarding our director skills and qualifications, Board risk management (including relating to cybersecurity) and executive compensation program, and enhancing the design of our proxy statement.
In addition to the annual engagement described above, we also communicate with our stockholders through a number of routine forums, including quarterly earnings calls, SEC filings, our annual report and proxy statement, our annual meeting of stockholders, investor meetings and conferences, our Investor Relations site, and the Groupon blog. As appropriate, we relay stockholder feedback and trends on corporate governance developments to our Board and its committees and work with them to both enhance our governance practices and strengthen our disclosures.
We expect to continue this program of stockholder engagement during 2019.
Investor Relations Website
If you would like additional information about our corporate governance practices, you may view the following documents at investor.groupon.com:

•	Audit Committee Charter

•	Compensation Committee Charter

•	Nominating Committee Charter

•	Corporate Governance Guidelines

•	Code of Conduct
We will provide any of the foregoing information without charge upon written request to the Corporate Secretary, Groupon, Inc., 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654. In addition, stockholders and other interested parties may communicate with any of our directors, including our independent directors or the directors as a group, by writing to the Corporate Secretary, Groupon, Inc., 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654. The Corporate Secretary will forward relevant communications to the appropriate directors depending on the facts and circumstances outlined in the communication.

12 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

BOARD COMPENSATION
We offer an annual cash and equity compensation program for our non-employee directors under our Non-Employee Directors’ Compensation Plan (a sub-plan of the 2011 Incentive Plan) (the “Director Compensation Plan”).
Components of Director Compensation
The table below provides a summary of the components of the Director Compensation Plan, effective January 1, 2018. These amounts were reviewed and approved based on benchmarking data and input from the Compensation Committee’s consultant. Prior to 2018, director compensation amounts had not been changed since 2015.

Annual Compensation Element	Cash Retainer ($)	RSU Award ($)	Total ($)
Board of Directors	75,000	175,000	250,000
Audit Committee Chairperson	9,900	20,100	30,000
Compensation Committee Chairperson	6,600	13,400	20,000
Nominating and Governance Chairperson	4,950	10,050	15,000
Under the Director Compensation Plan each non-employee director can elect to defer 100% of the annual cash retainer and 100% of the additional annual committee chair cash retainer into an award of deferred stock units. The number of deferred stock units to be awarded is determined by dividing the amount of the cash retainer to be exchanged by the fair market value of a share of common stock as of the date on which the cash retainer would otherwise have been paid. Deferred stock units are fully vested upon issuance and will be distributed following a non-employee director’s separation from service. Distributions are made in a single distribution in the form of shares.
Each non-employee director receives an annual grant of restricted stock units (“RSUs”) on the date of our annual meeting of stockholders, which vests 100% on the first anniversary of the annual meeting of the stockholders as long as the non-employee director remains on the Board on the vesting date. The number of RSUs granted is determined by dividing the dollar amount of the grant by the fair market value of a share of our common stock on the date of grant. In October 2018, the Board amended the Director Compensation Plan to allow non-employee directors to defer receipt of vested RSUs until the non-employee director’s separation from service beginning with awards granted in 2019.
In the event a newly-elected or appointed non-employee director becomes an eligible participant under the Director Compensation Plan following the date of the annual meeting of stockholders but during the same calendar year as the annual meeting of stockholders, the Board may, in its sole discretion, grant such non-employee director a pro-rated RSU award with respect to his or her service during the remainder of the year.
The Company also pays or reimburses non-employee directors for reasonable travel, lodging and related expenses in connection with their attendance at Board, Committee or Company business meetings.

13 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

2018 Director Compensation
The following table sets forth the actual compensation paid to directors under the Director Compensation Plan for the fiscal year ended December 31, 2018. Mr. Williams receives no additional compensation for his services as a director of the Company.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
Michael Angelakis	75,000	175,000	—	250,000
Peter Barris	81,600	188,400	—	270,000
Robert Bass	84,900	195,100	—	280,000
Eric Lefkofsky	75,000	175,000	50,000 (4)	300,000
Joseph Levin	75,000	175,000		250,000
Theodore Leonsis	79,950	185,050	—	265,000
Deborah Wahl (5)	75,000	250,000	—	325,000
Ann Ziegler	75,000	175,000	—	250,000

(1)
This column represents the amount of cash compensation earned in 2018 for Board and committee service. The following non-employee directors deferred cash compensation earned in 2018 into deferred stock units under the Director Compensation Plan and as shown in the table below.

Name	2018 Cash Fee Deferred ($)	Shares in Deferred Account Attributed to 2018 Cash Fees (#)
Peter Barris	81,600	18,940
Eric Lefkofsky	75,000	17,408
Joseph Levin	75,000	17,408
Theodore Leonsis	79,950	18,557

(2)
On June 14, 2018, we granted each of our non-employee directors 37,878 RSUs, the Nominating Committee Chairman an additional 2,176 RSUs, the Compensation Committee Chairman an additional 2,901 RSUs, and our Audit Committee Chairman an additional 4,351 RSUs pursuant to the Director Compensation Plan. 100% of the RSUs will vest on the first anniversary of the grant date. As of December 31, 2018, each non-employee director had the following aggregate number of stock awards outstanding.

Name	Number of Outstanding RSUs
Michael Angelakis	37,878
Peter Barris	40,779
Robert Bass	42,229
Eric Lefkofsky	37,878
Theodore Leonsis	40,054
Joseph Levin	37,878
Deborah Wahl	37,878
Ann Ziegler	37,878

(3)
Reflects the aggregate grant date fair value of RSUs granted in 2018, computed in accordance with FASB ASC Topic 718. For additional information, see Note 12 to Groupon’s audited consolidated financial statements for the year ended December 31, 2018 included in Groupon’s Annual Report on Form 10-K.

(4)	Reflects the amount the Company paid for the cost of security services for Mr. Lefkofsky in his capacity as Chairman of our Board.

(5)
Ms. Wahl joined our Board in October 2017 but did not receive director compensation during the portion of the year for which she served as a director. On February 1, 2018, Ms. Wahl was granted a pro-rated RSU award under the Director Compensation Plan with a value of $75,000 based on the number of quarterly Board meetings between the time of her election and the Annual Meeting, converted into 14,124 RSUs based on the closing price of the Company’s common stock on the Nasdaq Global Select Market on February 1, 2018. Ms. Wahl’s pro-rated RSU grant vested on June 13, 2018.

Security
We believe the personal safety and security of the Chairman of our Board is important to the Company’s business interests. Accordingly, the Company pays the cost of security services for the Chairman in an amount that the Company believes is reasonable in light of his security needs. The aggregate incremental cost of these services is reported in the “All Other Compensation” column of the “2018 Director Compensation” table above in accordance with SEC disclosure rules. We do not consider these security measures to be a personal benefit or perquisite for our Chairman, but rather a reasonable and necessary expense for the benefit of the Company.

14 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Director Stock Ownership Guidelines and Stock Holding Requirements
We maintain stock ownership guidelines that require each non-employee director to beneficially own Company common stock, as follows:

Ownership and Holding Guidelines	Measurement Requirements	2018 Compliance
•    Common stock with a value of at least 3X the director’s annual cash retainer
•    Meet ownership requirement by the later of April 1, 2021, or 5 years after initial election
•    A director must retain 50% of net shares acquired upon the vesting of equity awards until the director meets the ownership requirements
	The following shares count towards compliance: • Shares owned outright and beneficially • Shares equal to the number of deferred stock units credited under our Director Compensation Plan • Unvested RSUs	• All directors were in compliance with the guidelines as of December 31, 2018 • Compliance is measured annually as of December 31st

15 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

COMPENSATION DISCUSSION
& ANALYSIS
Executive Summary
2018 Strategy and Performance Results

In 2018, we took key steps on our path to transform Groupon into a daily utility for consumers while delivering solid Adjusted EBITDA growth. We focused on several strategic actions to drive long-term growth in our business:

✓
Enhance the customer experience. With a mobile-first strategy, we intend to improve the customer experience by continuing to invest in innovative, frictionless products and differentiated local supply coupled with strong national brands. In 2018, 80% of our user traffic was on mobile. As we build out our marketplaces, we want our customers to have a superior, frictionless experience when they use our product whether finding, booking, buying or redeeming an offer. We are investing in initiatives to improve the purchase and redemption experience, such as enhancing our mobile applications, testing offerings with voucherless redemption resulting in cash back directly to customers' credit cards, and adding direct booking capabilities.

✓
Establish Groupon as an open platform. We ultimately want Groupon to become a daily habit for our customers and believe that significantly increasing the offerings available through our online local commerce marketplaces is critical to this goal. Our initiatives to grow our inventory of deal offerings include entering into commercial agreements with third parties that enable us to feature additional merchant offerings through our marketplaces, identifying new distribution channels through which to sell our marketplace offerings, and continuing to optimize the activities performed by our sales teams.

✓
Continue to realize our international potential. In 2018, the gross profit generated by our International segment represented 32.6% of our consolidated gross profit. We maintain a long-term focus on driving International to achieve gross profit that is more comparable to that of North America. Our initiatives to grow International gross profit include increasing our international marketing spending and leveraging enhanced marketing analytics, prioritizing more technology resources in order to expand and advance its product and service offerings, growing our inventory of deal offerings by entering into commercial agreements with third parties that enable us to feature additional merchant offerings through our marketplaces, and other initiatives.

✓
Maintain culture of operational efficiency. Our company runs with a fundamental emphasis on maximizing operational efficiency. While we expect to invest in our key initiatives, we will continue to do so as disciplined operators and seek out opportunities to improve our efficiency.

Our strategic focus contributed to the following financial results as of and for the period ended December 31, 2018:

Gross Profit	Income from Continuing Operations	Adjusted EBITDA(1)	Operating Cash Flow(2)
$1.32 billion	$2.0 million	$269.8 million	$190.9 million
Additionally, our strategy and financial results are described in more detail in our annual report, quarterly earnings releases and other filings with the SEC.

(1)	Please see “Appendix A – Adjusted EBITDA Information and Reconciliation” for more information.

(2)
Operating cash flow for the year ended December 31, 2018; $233 million for the year ended December 31, 2018, excluding the Company's operating cash outflow related to the settlement of the IBM patent litigation.

16 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Compensation Philosophy
Our philosophy is to establish and maintain an executive compensation program that attracts proven, talented leaders who possess the skills and experience necessary to achieve our operational and strategic goals, while materially adding to our long-term value without creating excessive risk to the organization. We seek to structure executive pay to be consistent with the competitive market and to align the long-term interests of our executive officers and stockholders so that pay appropriately reflects performance in achieving our financial and operational objectives. Specifically, our executive compensation program is designed to:

•	Recruit and retain talented and experienced individuals who are able to develop, implement, and deliver on long-term value creation strategies;

•	Ensure that our compensation is reasonable and competitive with the pay packages made available to executives at companies with which we compete for executive talent;

•	Provide a substantial portion of each executive’s compensation in elements that are directly tied to our long-term value and growth;

•	Reward both company and individual performance and achievement; and

•	Ensure that our compensation structure does not encourage unnecessary and excessive risk-taking.

Our executive compensation program achieves our goals by incorporating certain pay practices while avoiding other, more problematic or controversial practices:

What We Do	What We Don’t Do
✓    Maintain an independent compensation committee.
✓    Retain an independent compensation advisor which provides no other material services to us
✓    Conduct an annual executive compensation review and compare our program against the competitive market and best practices
✓    Establish measureable performance objectives under our annual performance bonus plan and our performance stock unit program
✓    Establish maximum award levels under our annual performance bonus plan and our performance stock unit awards
✓    Vest annual equity awards over multi-year periods, consistent with current market practice and our retention objectives
✓    Conduct an annual stockholder advisory vote on NEO compensation
✓    Regularly engage with our stockholders to get their perspectives on executive compensation and corporate governance matters
✓    Conduct an annual risk assessment of our compensation programs
✓    Maintain significant stock ownership and stock holding requirements for our executive officers
✓    Require our executive officers to pre-clear all stock trades (other than pursuant to an approved Rule 10b5-1 trading plan) even during the open window period
✓    Review the risks associated with key executive officer positions to ensure adequate succession plans are in place

✗    Offer pension arrangements, supplemental retirement plans or nonqualified deferred compensation arrangements to our executive officers
✗    Offer enhanced health and welfare benefits programs to our executive officers that are above and beyond those offered to our regular employees
✗    Provide excessive perquisites or other personal benefits to our executive officers
✗    Provide any tax reimbursement payments (including “gross-ups”) on any severance or change-in-control payments or benefits
✗    Permit our executive officers and directors to hedge our equity securities
✗    Permit our executive officers and directors to pledge our equity securities, subject to limited exceptions
✗    Pay dividends or dividend equivalents on unvested or unearned equity awards
✗    Permit the repricing of stock options without stockholder approval

17 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Stockholder Advisory Vote on Named Executive Officer Compensation
Currently, we provide an annual say-on-pay vote to ensure that stockholder input informs our compensation philosophy and decisions. In making our executive compensation decisions for 2019, the Compensation Committee considered that over 78% of the shares that voted on our “say-on-pay” proposal at the 2018 Annual Meeting of Stockholders approved the compensation of our named executive officers as disclosed in our 2018 proxy statement. The Compensation Committee believes that our current executive compensation program has been effective in implementing our compensation philosophy and objectives.
Nevertheless, the Compensation Committee recognizes that pay practices continue to evolve, and as a result, the committee continues to refine our executive compensation policies and practices in its ongoing effort to ensure our executive compensation program supports our compensation philosophy and objectives, as well as our overall corporate goals and values.
As part of our ongoing efforts, over the past three years, we have enhanced our executive compensation program and corporate governance policies and practices based, in part, on the feedback we have received from our stockholders and advice of the independent compensation consultant. In particular, in the past three years, including following the 2018 Annual Meeting, we conducted stockholder outreach to discuss our executive compensation program, among other things, with significant stockholders. For additional information, see “How to Communicate with the Board – Stockholder Engagement.”

18 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Role of Compensation Committee, Management, Compensation Consultants And Use of Market Data
Role of Compensation Committee
Our Compensation Committee is composed entirely of independent directors. The Compensation Committee approves the Company’s executive compensation philosophy and oversees the Company’s executive compensation policies, plans and programs to ensure that they are consistent with the long-term interests of the Company’s stockholders. The Compensation Committee reviews and approves compensation actions for the CEO and other Named Executive Officers.
The Compensation Committee discharges the responsibilities of our Board of Directors with respect to the compensation of senior management, including our Named Executive Officers, and the non-employee members of our Board of Directors. For a discussion regarding the Compensation Committee’s compensation philosophy and the principal objectives of our compensation programs, see “Compensation Philosophy.” Specifically, the Compensation Committee has overall responsibility for overseeing the design, development, and implementation of our executive compensation program and the related policies and practices. This includes having final authority to approve and make decisions with respect to the compensation of our Named Executive Officers.
In carrying out its responsibilities, the Compensation Committee establishes the amounts and allocates the mix of compensation between base salary, annual cash incentives, and long-term incentive compensation. The Compensation Committee also designs, approves, and oversees our 2011 Incentive Plan and establishes performance targets for performance-based awards. The Compensation Committee selects balanced metrics for performance based awards that align with business strategy and are intended to drive shareholder value. The Compensation Committee grants all equity awards to our Named Executive Officers and has the authority to grant equity awards to eligible employees in accordance with the terms of the 2011 Incentive Plan.
Periodically, the Compensation Committee reviews our post-employment compensation arrangements, retirement benefits, senior leadership benefits, and perquisites. The Compensation Committee also reviews and considers risks associated with our compensation philosophy and executive compensation program as discussed under “Compensation Risk Assessment.” Further, the Compensation Committee is responsible for reviewing, discussing, and approving the Compensation Discussion and Analysis for inclusion in the annual proxy statement that we file with the Securities and Exchange Commission.
To promote independent decision-making on executive compensation matters, the Compensation Committee regularly meets in executive session without management present, often with the participation of its independent compensation consultant. The Compensation Committee regularly assesses the effectiveness of our executive compensation program in driving performance, and uses stockholder feedback, market data, regulatory requirements and external trends to inform its decision-making.
The Compensation Committee reviews the elements of compensation of our Named Executive Officers on an annual basis, typically in the first quarter of the year, and will consider changes at other times if a change in the scope of an executive officer’s responsibilities, or other developments or circumstances, warrant such consideration. In so doing, the Compensation Committee engages the services of a compensation consultant and considers the analysis and advice of its compensation consultant in discharging its responsibilities. Representatives of the compensation consultant attend Compensation Committee meetings and have direct access to the Compensation Committee members. The Compensation Committee has the sole authority to hire and terminate its compensation consultant.
The Compensation Committee does not establish a specific target for formulating the target total direct compensation opportunities of senior management, including our Named Executive Officers. In making decisions about the compensation of our Named Executive Officers, the members of the Compensation Committee rely primarily on their general experience and subjective considerations of various factors, including, without limitation, the following:

•	our executive compensation program objectives;

•	our performance against the financial, operational, and strategic objectives established by the Compensation Committee and our Board of Directors;

•	an individual NEO’s knowledge, skills, experience, qualifications, and tenure relative to other similarly-situated executives at the companies in our compensation peer group;

•	the scope of an NEO’s role and responsibilities compared to other similarly-situated executives at the companies in our compensation peer group;

•
the performance of an individual NEO, based on a subjective assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, and work as part of a team, all of which reflect our core values;

•	the potential of an individual NEO to contribute to our long-term financial, operational, and strategic objectives;

•	the compensation practices of our peer group; and

19 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

•	the recommendations of our CEO with respect to the compensation of our other NEOs.
These factors provide the framework for compensation decision-making and final decisions regarding the compensation opportunity for each NEO. No single factor is determinative in setting compensation levels, nor is the impact of any individual factor on the determination of pay levels quantifiable.
The Compensation Committee does not weight these factors in any predetermined manner, nor does it apply any formulas in developing its compensation recommendations.
Role of Management
Our Compensation Committee generally seeks input from our CEO and the most senior members of our Human Resources department when evaluating the performance and compensation of the Named Executive Officers, as well as during the process of searching for and negotiating compensation packages with new senior management hires. The Compensation Committee gives considerable weight to the CEO’s evaluation of the other Named Executive Officers because of his direct knowledge of each executive officer’s performance and contributions. Our Chief Financial Officer and Chief Accounting Officer also work with the Senior Vice President, Human Resources and Senior Director, Compensation and Benefits to advise the Compensation Committee with regard to the financial and accounting implications of our compensation programs and hiring decisions. None of our Named Executive Officers participates in Compensation Committee deliberations relating to his or her own compensation.
Independent Compensation Consultant
Reporting directly to the Compensation Committee, the independent compensation consultant provides advice, recommendations, and resources to help develop and execute our overall compensation strategy. The Compensation Committee directs the independent compensation consultant to work with the appropriate members of management to obtain information necessary to form its recommendations and evaluate management’s recommendations. The independent compensation consultant also meets with the Compensation Committee during the Compensation Committee’s regular meetings and in executive session, where no members of management are present, and can meet with the Compensation Committee chair and other members of the Compensation Committee outside of regular meetings. The Compensation Committee has the sole power to terminate or replace the independent compensation consultant at any time, and intends to continue to periodically review its relationship with its compensation consultant.
Willis Towers Watson served as our independent compensation consultant until April 2018, and provided advice and recommendations for executive compensation during the 2018 annual compensation review process. In April 2018, the Compensation Committee engaged a new compensation consultant, Compensia.
Although we could retain our independent compensation consultant for discrete projects from time to time, neither Willis Towers Watson nor Compensia provided any other material services to Groupon (separate from consulting advice provided to the Compensation Committee). The Compensation Committee has a policy for compensation consultant independence under which any compensation consultant retained by the Compensation Committee must be independent of the Company and management. The Compensation Committee reviewed the independence of Willis Towers Watson and Compensia in light of this policy, SEC rules and NASDAQ listing standards regarding compensation consultants and has concluded that Willis Towers Watson’s and Compensia’s work for the Compensation Committee did not raise any conflict of interest, and both were able to provide the Compensation Committee with independent advice.
Use of Market Data
Our Compensation Committee reviews our peer group and other compensation data annually to ensure that it remains appropriate for review and comparison purposes. In 2018, our peer group included companies in the Internet Software & Services, Internet Retail and Application Software industries whose businesses align with ours and companies with a size comparable to ours based on revenue and market capitalization. Our peer group includes companies with whom we compete for executive talent, which includes larger global companies, as well as smaller companies. The technology labor market is highly competitive for executive level talent that can provide innovative leadership while managing at a global scale across several lines of business. The Compensation Committee believes that it is necessary to consider these factors in making compensation decisions in order to attract and retain talent. Our 2018 peer group companies had median revenues of $1.758 billion in 2017. Our peer group for 2018 is listed below:

Akamai Technologies Inc.	HSN, Inc.	QVC Group Inc.	Wayfair Inc.
ANGI Homeservices Inc.	IAC/InterActiveCorp	Salesforce.com, Inc.	Yelp, Inc.
Booking Holdings	Netflix, Inc.	Shutterfly, Inc.	Zillow Group Inc.
Expedia Inc.	Overstock.com Inc.	TripAdvisor Inc.	Zynga, Inc.
GrubHub Inc.	Pandora Media, Inc.	Twitter, Inc.

20 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

We also participate in surveys of market compensation practices in our industry and broadly across other industries, and undertake specialized studies of competitive market practices using the most relevant published survey sources and public filings. When determining 2018 total direct compensation, management and Willis Towers Watson presented information to the Compensation Committee based on peer group and industry data. However, while the Compensation Committee considered this information, it did not engage in strict benchmarking to a fixed percentile. The Compensation Committee also relied on the expertise of its members and on management to develop pay packages that are appropriate for each executive. We believe that the total direct compensation of our Named Executive Officers in 2018 was consistent with our peer group and competitive market practices. Our Compensation Committee regularly reviews the compensation and benefits of our Named Executive Officers in order to ensure that it remains competitive.

21 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Named Executive Officers
This Compensation Discussion and Analysis discusses material elements of our 2018 compensation program for the following current and former executive officers (collectively, our “Named Executive Officers” or “NEOs”):

Name	Title
Rich Williams	Chief Executive Officer
Dane Drobny	General Counsel & Corporate Secretary
Steve Krenzer	Chief Operating Officer
Mike Randolfi	Chief Financial Officer
Melissa Thomas(1)	Chief Accounting Officer & Treasurer
Brian Stevens(2)	Former Chief Accounting Officer & Treasurer

(1)	Ms. Thomas was appointed as our Chief Accounting Officer, effective November 30, 2018.

(2)	Mr. Stevens served as our Chief Accounting Officer until November 30, 2018.

22 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Elements of Executive Compensation; Pay Mix and Target Opportunity
For 2018, the target total direct compensation of our Named Executive Officers consisted of base salary, an annual performance bonus opportunity, and long-term incentive compensation in the form of performance share unit awards and restricted stock unit awards. The following table provides a high level summary of 2018 pay packages of our Named Executive Officers.
Elements of Executive Compensation & 2018 Snapshot

	Compensation Element	% of Total Target Compensation (CEO) (1)	% of Total Target Compensation (NEOs other than CEO) (1)(2)	Objective	Key 2018 Decisions & Outcomes
Fixed	Base Salary	7%	14%	Competitive level of fixed compensation Attract and retain key executive talent	No base salary changes for NEOs in 2018, other than for the CEO
Variable Compensation (At-Risk Component)	Restricted Stock Units ("RSUs")	40%	34%	Award value tied to long-term growth of Groupon's stock price Retentive value in four- and five-year time-based vesting schedules	RSU component constituted significant portion of equity mix in 2018, with five-year, time-based vesting schedule for CEO and four-year, time-based vesting schedule for other executives
Variable Compensation (All At Risk)	Annual Performance Bonus	7%	13%	Rewards executives for achieving annual company and individual goals	Funding based 100% on Company performance 2018 payout at 48.0% of target, based on Company performance
	Performance Share Units ("PSUs")	45%	40%	Award value is tied to long-term growth of Groupon's stock price, and is aligned to financial performance of the Company and achievement of strategic goals
Multi-year vesting schedules introduced to help align compensation with long-term Company performance and provide retentive value
Achievement of 2018 PSUs based 100% on Company performance
2018 payout at 37.7% of target, based on Company performance

(1)	Amounts set forth in this table do not total 100% due to rounding on each compensation element.

(2)	Amounts in this column represent the average of compensation of NEOs other than the CEO for each compensation element.

23 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Base Salary
We offer competitive base salaries, intended to provide a level of stable fixed compensation to executives for performance of day-to-day services. In determining base salaries for our Named Executive Officers, the Compensation Committee considers a number of factors annually, including scope of the officer’s responsibilities, prior experience, and qualifications; past individual performance of the officer; base salary and total compensation relative to other executives in similar positions; competitive market conditions and market data; and recommendations of the CEO (other than with respect to his own compensation).
The base salaries paid to our Named Executive Officers in 2018 are set forth in the “Summary Compensation Table” below. The following table shows the base salaries in effect during 2018, with any increases based on consideration of the factors listed above:

Name	2018 Base Salary ($)(1)
Rich Williams(2)	750,000
Dane Drobny(3)	500,000
Steve Krenzer(3)	450,000
Mike Randolfi(3)	625,000
Melissa Thomas(4)	325,000
Brian Stevens(5)	335,000

(1)	Base salaries in effect as of December 31, 2018.

(2)	Mr. Williams’ base salary increased from $700,000 to $750,000 effective January 1, 2018.

(3)	Base salaries for Mr. Randolfi, Mr. Drobny, Mr. Krenzer, and Mr. Stevens were not increased in 2018.

(4)	Ms. Thomas was appointed as our Chief Accounting Officer on November 30, 2018 and this amount reflects her base salary effective starting on that date.

(5)	Mr. Stevens served as our Chief Accounting Officer until November 30, 2018.

24 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Annual Performance Bonus
2018 Annual Performance Bonus
In 2018, each of the Named Executive Officers (other than Mr. Stevens, who was not eligible to earn an annual performance bonus for 2018 based on his date of resignation) participated in our annual bonus plan (the “ABP”). Funding under the ABP is based 100% upon Company performance. For 2018, the Compensation Committee approved performance-based bonus metrics and targets for the participating Named Executive Officers, which are set forth below. The Compensation Committee may exercise downward discretion on individual payouts with respect to individual Named Executive Officer performance based on a recommendation from the CEO (other than for himself), but did not exercise any such discretion in 2018. Payout was conditioned upon the Company achieving at least one of the following threshold performance levels: (i) a minimum gross profit amount of $1.350 billion, or (ii) a minimum Adjusted EBITDA amount of $250 million for 2018, which is a non-GAAP performance measure (defined below).
The performance metrics applicable to the annual bonus are shown in the table below (in millions):
Annual Bonus Plan (“ABP”)

	Performance Metrics			2018
	Threshold (50%)	Target (100%)	Maximum (150%)(1)	Actual Achievement(2)	Total Performance Payout
Gross Profit (50% Weighting)	$1,350	$1,400	$1,435	$1,294.3 (0.0%)	48.0%
AEBITDA (50% Weighting)	$250	$265	$280	$263.8 (96.0%)

(1)	The maximum available payout under the ABP was 150% for all NEOs other than Mr. Krenzer, for whom the maximum available payout was 200% per the terms of his offer letter.

(2)	Actual achievement set forth in this column is provided on a constant currency (fx neutral) basis and excludes the impact of the Company’s acquisition of Cloud Savings Company Ltd.

The following table shows the performance-based cash bonus targets and the performance bonuses paid to the Named Executive Officers for 2018:

Name	2018 Annual Performance Bonus Target ($)	2018 Performance Payout %	2018 Company Performance Bonus Paid(1) (Total) ($)
Rich Williams	750,000	48.0%	360,000
Michael Randolfi	500,000	48.0%	240,000
Dane Drobny	450,000	48.0%	216,000
Steve Krenzer	625,000	48.0%	300,000
Melissa Thomas(2)	105,479	48.0%	50,630
Brian Stevens(3)	335,000	—	—

(1)	The Compensation Committee may exercise downward discretion on total performance bonus paid after the Company performance multiplier is applied, but did not exercise any such discretion for 2018.

(2)	Ms. Thomas received a prorated bonus, based on the date of her appointment as Chief Accounting Officer.

(3)	Mr. Stevens was not eligible to receive an annual performance bonus for 2018 based on the date of his resignation as Chief Accounting Officer.

For purposes of the Company performance-based bonus calculation, Adjusted EBITDA is defined as net income (loss) from continuing operations excluding income taxes, interest and other non-operating items, depreciation and amortization, stock-based compensation, acquisition-related expense (benefit), net and other special charges and credits, including items that are unusual in nature or infrequently occurring. Adjusted EBITDA is a non-GAAP measure that we present to aid investors in understanding our financial results. In addition, it is a key measure used by our management and Board to evaluate operating performance, generate future plans and make strategic decisions regarding the allocation of capital. See Appendix A for a reconciliation of Adjusted EBITDA to the most comparable U.S. GAAP performance measure, “Net income (loss) from continuing operations.”

25 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Equity-Based Awards
The Company’s equity program is designed to align executive interests with stockholder interests by rewarding executives for sustained long-term stockholder value creation while encouraging retention. The total value of equity grants is based on relevant market data for each position, as well as each executive’s responsibilities, skills and experience. The Company’s equity mix consists of both PSUs and RSUs.
RSU Awards
The long-term value of RSU awards realized by NEOs is tied to Company stock performance, with a time-based vesting component that encourages executive retention.
PSU Awards
PSU awards connect equity compensation to Company performance. Performance goals are rigorous and require Company performance for any payout, with payout ranging from 0% to 200% of target. The Compensation Committee believes that one-year PSU performance periods are appropriate at this time due to the dynamic and evolving nature of our business. To balance the objectives of a one-year PSU performance period, aligning executive interests with long-term performance and encouraging retention, we granted PSUs in 2018 that if earned, vest on four- and five-year time-based vesting schedules.
Prior to implementation of multi-year, time-based vesting schedules in 2018, PSU awards were allocated such that the Company granted a portion of the award in the year it was awarded, and committed to the executive to grant the remaining portion over subsequent years. As a result, in 2018, we granted PSUs that represent commitments made in 2016 and 2017. These PSUs vested following the end of the performance period. We no longer commit to grant PSUs in future years, but will grant PSUs in 2019, 2020, 2021, and 2022 that represent PSUs that were previously committed in 2016 and 2017.
In 2018, PSU grants constituted 45% of total equity grant value to our CEO and 40% of total equity grant value to our other NEOs.
The 2018 equity grants are disclosed below in the “Summary Compensation Table” and the “Grants of Plan-Based Awards for Fiscal 2018” table. The table below shows RSU and PSU grants to our Named Executive Officers in 2018.

Name	Number of Securities Underlying RSUs Granted in 2018 (#)	Number of Securities Underlying New PSUs with Multi-Year, Time-Based Vesting Schedule Granted in 2018 (#)	Number of Securities Underlying PSUs Committed in 2016 and 2017 and Granted in 2018 (#)(1)
Rich Williams	816,036 (2)	543,396(3)	367,195
Michael Randolfi	283,691 (4)	188,679(5)	85,702
Dane Drobny	181,737 (6)	120,754(7)	30,992
Steve Krenzer (8)	—	—	198,894
Melissa Thomas	79,331 (9)	13,402(10)	17,100
Brian Stevens (11)	94,412	62,641	43,304

(1)	The PSUs in this column represent commitments made in 2016 and 2017. 100% of the 2018 PSUs committed in prior years and earned as described below vested on February 12, 2019.

(2)
163,018 RSUs will vest on October 31, 2019, and 652,076 RSUs will vest annually in equal installments beginning on October 31, 2020 and ending on October 31, 2023, in each case subject to Mr. Williams’ continued employment with the Company through the applicable vesting date. 942 RSUs granted were earned as part of the 2017 annual performance bonus program, and were immediately vested on March 15, 2018 upon grant. See the “Option Exercises and Stock Vested in 2018” table.

(3)
The 2018 PSUs reported on this line were earned as described below, and 20% vested on February 12, 2019. The remaining PSUs will vest in equal installments on January 2, 2020; January 2, 2021; January 2, 2022; and January 2, 2023; in each case subject to Mr. Williams’ employment as of the applicable vesting date.

(4)
56,603 RSUs will vest on each of March 15, 2019 and March 15, 2020; 113,208 RSUs will vest on March 15, 2021; and 56,604 RSUs will vest on March 15, 2022, in each case subject to Mr. Randolfi’s continued employment with the Company through the applicable vesting date. 673 RSUs granted were earned as part of the 2017 annual performance bonus program, and were immediately vested on March 15, 2018 upon grant. See the “Option Exercises and Stock Vested in 2018” table.

(5)
The 2018 PSUs reported on this line were earned as described below, and 20% vested on February 12, 2019. Of the remaining PSUs, 25% will vest on January 2, 2020; 50% will vest on January 2, 2021; and 25% will vest on January 2, 2022; in each case subject to Mr. Randolfi’s employment as of the applicable vesting date.

(6)
36,226 RSUs will vest on each of March 15, 2019 and March 15, 2020; 72,453 RSUs will vest on March 15, 2021; and 36,227 RSUs will vest on March 15, 2022; in each case subject to Mr. Drobny’s continued employment with the Company through the applicable vesting date. 605 RSUs granted were earned as part of the 2017 annual performance bonus program, and were immediately vested on March 15, 2018 upon grant. See the “Option Exercises and Stock Vested in 2018” table.

26 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

(7)
The 2018 PSUs reported on this line were earned as described below, and 20% vested on February 12, 2019. Of the remaining PSUs, 25% will vest on January 2, 2020; 50% will vest on January 2, 2021; and 25% will vest on January 2, 2022; in each case subject to Mr. Drobny’s employment as of the applicable vesting date.

(8)
Mr. Krenzer received RSU and PSU awards in October 2017 in connection with his appointment as Chief Operating Officer, and therefore did not receive any new awards during the 2018 annual compensation review.

(9)
13,402 RSUs vested on March 5, 2019; 26,804 RSUs will vest quarterly in four equal installments beginning on June 5, 2019; and 13,402 RSUs will vest quarterly in four equal installments beginning on June 5, 2020; and 25,641 RSUs will vest on September 30, 2019; in each case subject to Ms. Thomas’ continued employment with the Company through the applicable vesting date. 82 RSUs granted were earned as part of the 2017 annual performance bonus program, and were immediately vested on March 30, 2018 upon grant. See the “Option Exercises and Stock Vested in 2018” table.

(10)
The 2018 PSUs reported on this line were earned as described below, and 7,710 vested on February 12, 2019. Of the remaining PSUs, 2,526 shares will vest on January 2, 2020 and 1,263 shares will vest on January 2, 2021, in each case subject to Ms. Thomas’ employment with the Company as of the applicable vesting date.

(11)	All outstanding unvested equity was canceled in connection with Mr. Stevens’ termination of employment.
2018 PSU Achievement
All PSUs for 2018 (including PSUs with multi-year, time based vesting) were earned based on achievement of certain levels of the following performance objectives in 2018, shown in the table below:

	Performance Metrics			2018
	Threshold (50%)	Target (100%)	Maximum (150%)	Actual Achievement	Total Performance Payout
Net Customers(1) (33% Weighting)	50.80	51.05	51.55	48.06 (0.0%)	37.7%
Gross Profit per Customer (33% Weighting)	$26.92	$27.80	$28.27	$27.15 (21.0%)
People Goals (# met)(2) (33% Weighting)	1 goal met	2 goals met	3 goals met	1 goal met (16.7%)

(1)	Expressed in millions.

(2)	The People Goals metric under the 2018 PSU plan was based on achievement of up to three strategic people goals relating to the leadership, diversity and engagement.
Based on the achieved levels of the 2018 performance goals described above following completion of the performance period, the Compensation Committee approved the payout of PSUs to our Named Executive Officers for 2018 in the following amounts:

Name	Target PSUs for 2018 (#)	Number of PSUs Earned (#)
Rich Williams	910,591	343,290(1)
Michael Randolfi	274,381	103,440(2)
Dane Drobny	151,746	57,206(3)
Steve Krenzer	198,894	74,983(4)
Melissa Thomas	30,502	11,499(5)
Brian Stevens	105,945	—(6)

(1)
179,405 PSUs vested on February 12, 2019. The remaining PSUs earned will vest in four equal annual installments beginning on January 2, 2020, in each case subject to Mr. Williams’ employment as of the applicable vesting date.

(2)
46,536 PSUs vested on February 12, 2019. The remaining PSUs earned will vest 25% on January 2, 2020; 50% on January 2, 2021; and 25% on January 2, 2022; in each case subject to Mr. Randolfi’s continuous employment with the Company as of the applicable vesting date.

(3)
20,789 PSUs vested on February 12, 2019. The remaining PSUs earned will vest 25% on January 2, 2020; 50% on January 2, 2021; and 25% on January 2, 2022; in each case subject to Mr. Drobny’s continuous employment with the Company as of the applicable vesting date.

(4)	74,983 PSUs vested on February 12, 2019.

(5)
7,710 PSUs vested on February 12, 2019. Of the remaining PSUs, 2,526 shares will vest on January 2, 2020 and 1,263 shares will vest on January 2, 2021, in each case subject to Ms. Thomas’ employment with the Company as of the applicable vesting date.

(6)	Mr. Stevens was not eligible to earn PSUs for 2018 based on his resignation date of November 30, 2018.

27 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Other Compensation
Employee Benefit Programs
Our employee benefit programs, including our 401(k) plan and health, life, and disability coverage programs, are designed to provide a stable array of support to our employees generally, including our NEOs, and their families. We generally do not provide perquisites to our NEOs.
Our 401(k) plan, in which all employees generally are eligible to participate, allows participants to defer compensation up to the maximum amount specified by the Code. Elective deferrals are immediately vested and non-forfeitable upon contribution by the employee. Starting on January 1, 2018, the Company matched 50% of the first 6% of eligible compensation deferred to the plan, which vests on a three-year graded vesting schedule.
We do not maintain any pension plan or arrangement under which our Named Executive Officers are entitled to participate or to receive post-retirement benefits, nor do we maintain any non-qualified deferred compensation plans or arrangements in which our Named Executive Officers are entitled to participate.
Post-Employment Compensation
Messrs. Williams, Randolfi, Drobny, and Krenzer and Ms. Thomas are each party to, and Mr. Stevens was (prior to his resignation) party to, severance benefits agreements with Groupon, which set forth the terms and conditions of certain post-employment arrangements. These agreements provide for certain benefits in the event of the Named Executive Officer’s termination of employment under specified circumstances or upon a change in control. We believe that our extension of these post-employment and change in control benefits is necessary in order to remain competitive with market practice. The material terms of these post-employment arrangements are set forth in “Named Executive Officer Compensation — Severance Benefit Agreements” for all Named Executive Officers other than Mr. Stevens, and “Named Executive Officer Compensation — Resignation of Executive Officer” for Mr. Stevens, whose employment terminated in November 2018.
Additionally, when appointed as our Chief Executive Officer, Mr. Williams received a signing bonus of $1,000,000, paid in full on November 15, 2015, which must be repaid to the Company on a prorated basis if his employment terminates for any reason, other than without "cause" or for "good reason," on or before the four-year anniversary of the payment date.
Related Compensation Policies
Hedging and Pledging Policy
Our directors and Named Executive Officers are prohibited from hedging their ownership of Company stock, including trading in options, puts, calls, or other derivative instruments related to Company stock or debt. They are also prohibited from pledging their stock as collateral for a loan and from holding their stock as collateral in a margin account. Exceptions to the pledging prohibition may be granted by the Company’s General Counsel and Chief Financial Officer (or, in certain cases, the Chairman of the Board or Chairman of the Audit Committee) in limited circumstances if the requesting person demonstrates the financial capacity to repay the loan without resort to the pledged securities.
Officer Stock Ownership Guidelines and Stock Holding Requirements
In 2016, we adopted stock ownership guidelines applicable to certain of our officers, including our Named Executive Officers. This program is designed to further strengthen alignment between the interests of our officers and our stockholders and provides as follows:

Ownership & Holding Requirements	Measurement Requirements	2018 Compliance
•    Common stock with a value of at least 4X base salary (CEO) / 2X base salary (all other NEOs)
•    Meet ownership requirement by the later of April 1, 2021, or 5 years after first becoming subject to the guidelines
•    An officer must retain 50% of net shares acquired upon the vesting of equity awards until the officer meets the ownership requirements

The following shares count towards compliance
•    Shares owned outright and beneficially
•    Unvested RSUs
•    Earned but unvested PSUs subject only to time-based vesting conditions following the Compensation Committee’s certification of the applicable performance metrics
• All officers were in compliance with the guidelines as of December 31, 2018 • Compliance is measured annually as of December 31st

28 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Effect of Accounting and Tax Treatment on Compensation Decisions
Accounting Treatment
We recognize a charge to earnings for equity awards. Expense is generally recognized on a straight-line basis over the service period during which awards are expected to vest, except for awards with both performance conditions and a graded vesting schedule, for which expense is recognized using the accelerated method. We expect that our Compensation Committee will continue to review and consider the accounting impact of equity awards in addition to considering the impact for dilution when deciding on amounts and terms of equity grants.
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code (the “Code”) generally limits the amount that we may deduct from our federal income taxes for compensation paid to certain of our executive officers to $1 million per executive officer per year. While our Compensation Committee is mindful of the benefit to us of the full deductibility of compensation, the Board and the Compensation Committee believe that we should not be constrained by the requirements of Code Section 162(m) when those requirements would impair our flexibility in compensating our executive officers in a manner that can best promote our corporate objectives. Therefore, the Board and the Compensation Committee have not adopted a policy that would require that all compensation be deductible. We intend to continue to compensate our executive officers in a manner consistent with the best interests of the Company and our stockholders.
Taxation of Parachute Payments and Deferred Compensation
We do not provide and have no obligation to provide any executive officer, including any Named Executive Officer, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Section 280G, 4999, or 409A of the Code. Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control that exceed certain limits prescribed by the Code, and that the employer may forfeit a deduction on the amounts subject to this additional tax. Our 2011 Incentive Plan and our 2010 Plan permit a participant to elect, in his or her discretion, to reduce a payment or acceleration of vesting under the applicable plan to the extent necessary to avoid the imposition of an excise tax under Sections 280G and 4999. Section 409A of the Code also may impose significant taxes on a service provider in the event that he or she receives deferred compensation that does not comply with the requirements of Code Section 409A. We have structured our compensation arrangements with the intention of complying with or otherwise being exempt from the requirements of Code Section 409A, but we do not guarantee any particular tax result for participants. Further, our 2011 Incentive Plan and our 2010 Plan provide that the Board may amend the terms of each plan or any award agreement to the extent necessary to comply with or effectuate an exemption from the requirements of Code Section 409A.
Compensation Risk Assessment
The Company has undertaken a risk review of the Company’s employee compensation plans and arrangements in which our employees (including our Named Executive Officers) participate, to determine whether these plans and arrangements have any features that might create undue risks or encourage unnecessary and excessive risk-taking that could threaten the value of the Company. In our review, we considered numerous factors and design elements that manage and mitigate risk, without diminishing the effect of the incentive nature of compensation, including the following:

•	a commission-based incentive program for sales employees that only results in payout based on measurable financial or business critical metrics;

•	annual bonuses that are funded based on Company performance and are paid based on a combination of quantitative and/or qualitative factors and individual performance;

•	ownership of a large percentage of our shares and equity-based awards, including performance share units, by senior management; and

•
our practice of awarding long-term equity grants upon hire to our executives in order to directly tie the executive’s expectation of compensation to their contributions to the long-term value of the Company.

Based on our review, we concluded that any potential risks arising from our employee compensation programs, including our executive programs, are not reasonably likely to have a material adverse effect on the Company.

29 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

NAMED EXECUTIVE OFFICER COMPENSATION
2018 Summary Compensation Table
The following Summary Compensation Table for Fiscal Years 2018, 2017, and 2016 contains compensation information for our Named Executive Officers: (i) Mr. Williams, who has served as Chief Executive Officer since November 3, 2015; (ii) Mr. Randolfi, who has served as Chief Financial Officer since April 29, 2016; (iii) Messrs. Drobny and Krenzer, and Ms. Thomas, who were our other three most highly compensated executive officers serving as of December 31, 2018, and (iv) Mr. Stevens, who would have been a named executive officer had he been serving as Chief Accounting Officer as of December 31, 2018. No compensation information is provided for 2017 and 2016 for Ms. Thomas (who became a Named Executive Officer in 2018), or 2016 for Mr. Krenzer (who joined the Company and became a Named Executive Officer in 2017).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1) (2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total Compensation ($)
Rich Williams Chief Executive Officer	2018	750,000	—	8,973,562	360,000	10,410	10,093,972
	2017	700,000	—	6,374,806	704,900	2,160	7,781,866
	2016	700,000	140,000	6,593,680	694,421	2,160	8,130,261
Michael Randolfi Chief Financial Officer	2018	500,000	—	2,898,475	240,000	10,410	3,648,885
	2017	482,945	—	898,661	503,500	2,160	1,887,266
	2016	277,913	258,452	3,494,618	289,931	8,938	4,329,852
Dane Drobny General Counsel & Corporate Secretary	2018	450,000	—	1,730,965	216,000	10,410	2,407,375
	2017	436,356	—	905,155	453,150	2,160	1,796,821
	2016	390,000	78,000	910,293	386,892	2,160	1,767,345
Steve Krenzer Chief Operating Officer	2018	625,000	—	1,034,249	300,000	—	1,959,249
	2017	106,164	—	4,269,303	—	275,807	4,651,274
Melissa Thomas Chief Accounting Officer	2018	277,137(5)	—	476,054	50,630	8,250	812,071
Brian Stevens Former Chief Accounting Officer	2018	305,630	—	1,039,516	—	10,230	1,355,376
	2017	331,936	—	536,378	337,398	2,160	1,207,872
	2016	321,360	64,272	529,165	318,799	2,160	1,235,756

(1)
Amounts disclosed in this column relate to grants of RSUs and PSUs made under our 2011 Incentive Plan. With respect to each RSU and PSU grant, the amounts disclosed generally reflect the grant date fair value computed in accordance with FASB ASC Topic 718, and does not reflect amounts actually paid to, or realized by, the Named Executive Officers in 2018, 2017 or 2016. For additional information, see Note 12 to the Company's audited consolidated financial statements for the year ended December 31, 2018, included in the Company's Annual Report on Form 10-K for the year ended December 31, 2018. Assuming achievement of the highest level of the performance conditions, the aggregate grant date fair value of the PSUs for 2018 would be as follows: Mr. Williams - $ 9,360,874; Mr. Randolfi - $ 2,820,636; Mr. Drobny - $ 1,559,950; Mr. Krenzer - $ 2,044,630; Mr. Stevens - $ 1,089,116; Ms. Thomas - $ 276,958. For further information on the RSU and PSU grants made in 2018, see the "Grants of Plan-Based Awards in 2018" table below.

(2)
Amounts disclosed in this column for 2018 do not include immediately vested RSU grants made on March 15, 2018 to Messrs. Williams, Randolfi, Drobny, Krenzer, and Stevens, or the immediately vested RSU grant made on March 29, 2018 to Ms. Thomas, because these immediately vested RSUs represent payment for the above-target amounts under our annual performance bonus program for the 2017 calendar year, which above-target amounts were included in the amounts reported in the “Non-Equity Incentive Plan Compensation” column for 2017 in this table. For further information about these grants, see the section entitled “Grants of Plan-Based Awards In 2018” below.

(3)
Amounts disclosed in this column for 2018 reflect cash amounts paid under our annual performance bonus program. For further information, see the section entitled "Compensation Discussion & Analysis— Annual Performance Bonus Program" above.

(4)
Amounts disclosed in this column for 2018 include matching contributions under the Groupon, Inc. 401(k) Savings Plan (for 2018, $8,250 for all of our named Named Executive Officers other than Mr. Krenzer), and amounts paid by the Company for parking expenses.

(5)	The amount disclosed in this column represents Ms. Thomas’ rate of base pay, based on her salary in effect prior to her appointment as Chief Accounting Officer, and following such appointment.

30 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Grants of Plan-Based Awards In 2018
The following table sets forth information regarding grants of awards made to our Named Executive Officers during 2018. We did not grant any option awards during 2018.

			Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards (1)			Number of Securities Underlying Restricted Stock Units (#)(j)	Grant Date Fair Value of Stock Awards ($)(2)(k)
Name (a)	Award Type(b)	Grant Date (c)	Threshold ($)(d)	Target ($)(e)	Maximum ($)(f)	Threshold (#)(g)	Target (#)(h)	Maximum (#)(i)
Rich Williams	Annual Performance Bonus		187,500	750,000	1,125,000
	RSU	2/13/2018							815,094	4,238,489
	RSU	3/15/2018							942	4,286
	PSU	2/13/2018				455,296	910,591	1,821,182		4,735,073
Michael Randolfi	Annual Performance Bonus		125,000	500,000	750,000
	RSU	2/13/2018							283,018	1,471,694
	RSU	3/15/2018							673	3,062
	PSU	2/13/2018				137,191	274,381	548,762		1,426,781
Dane Drobny	Annual Performance Bonus		112,500	450,000	675,000
	RSU	2/13/2018							181,132	941,886
	RSU	3/15/2018							605	2,753
	PSU	2/13/2018				75,873	151,746	303,492		789,079
Steve Krenzer(3)	Annual Performance Bonus		156,250	625,000	1,250,000
	RSU	—							—	—
	PSU	2/13/2018				99,447	198,894	397,788		1,034,249
Melissa Thomas	Annual Performance Bonus		26,370	105,479	158,219
	RSU	3/29/2018							82	356
	RSU	4/25/2018							53,608	249,813
	RSU	10/25/2018							25,641	84,102
	PSU	4/25/2018				15,251	30,502	61,004		142,139
Brian Stevens	Annual Performance Bonus		83,750	335,000	502,500
	RSU	2/13/2018							93,962	488,602
	RSU	3/15/2018							450	2,048
	PSU	2/13/2018				52,973	105,945	211,890		550,914

(1)
Reflects the potential number of PSUs which may be earned for performance at the threshold, target and maximum levels, respectively. These awards vested to the extent that the Company achieved certain performance measures over the one-year period beginning on January 1, 2018. See, "Compensation Discussion and Analysis — Section 5 — Pay Mix and Target Opportunity — Equity-Based Awards — PSUs" for more information on the terms of the PSUs.

(2)
Reflects grant date fair value of RSUs computed in accordance with FASB ASC Topic 718. For additional information, see Note 12 to the Company's audited consolidated financial statements for the year ended December 31, 2018, included in the Company's Annual Report on Form 10-K for the year ended December 31, 2018.

(3)
Mr. Krenzer received an RSU award in connection with his acceptance of the Chief Operating Officer position, and as such, did not receive an RSU award during the 2018 annual compensation review process.

31 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Outstanding Equity Awards At 2018 Year-End
The following table lists all outstanding equity awards held by our Named Executive Officers as of December 31, 2018. There were no outstanding stock options held by our Named Executive Officers as of December 31, 2018. See “Potential Payments on Termination or Change-in-Control” for information regarding the impact of certain employment termination scenarios on outstanding equity awards.

Name	Grant Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested(1)($)
Rich Williams	11/03/2015 (2)	488,441	1,563,011
	10/25/2016 (3)	409,152	1,309,286
	10/31/2017 (4)	1,033,757	3,308,022
	02/13/2018 (5)	815,094	2,608,301
	02/13/2018 (6)	163,885	524,432
Michael Randolfi	04/25/2016 (7)	94,286	301,715
	02/14/2017 (8)	139,362	445,958
	02/13/2018 (9)	283,018	905,658
	02/13/2018 (10)	56,904	182,093
Dane Drobny	02/14/2017 (11)	156,801	501,763
	02/13/2018 (12)	181,132	579,622
	02/13/2018 (13)	36,417	116,534
Steve Krenzer	10/31/2017 (14)	596,688	1,909,402
Melissa Thomas	07/17/2017 (15)	59,850	191,520
	04/25/2018 (16)	53,608	171,546
	10/25/2018 (17)	25,641	82,051
	04/25/2018 (18)	3,789	12,125
Brian Stevens (19)	—	—	—

(1)
Reflects the market value of outstanding RSUs and PSUs, based on the price per share of common stock of $3.20, the closing market price on December 31, 2018. These amounts do not correspond to the actual value that may be realized by the Named Executive Officers.

(2)
RSUs vest according to the following schedule: 122,110 will vest on the last day of each calendar quarter over a nine month period beginning on March 31, 2019 and 122,111 will vest on December 31, 2019, in each case subject to Mr. Williams' continued employment with the Company through the applicable vesting date.

(3)
RSUs vest according to the following schedule: 232,109 vested on March 15, 2019 and 177,043 will vest on March 15, 2020, in each case subject to Mr. Williams' continued employment with the Company through the applicable vesting date.

(4)
RSUs vest according to the following schedule: 190,939 will vest on October 31, 2019, 370,939 will vest on October 31, 2020, 280,939 will vest on October 31, 2021, and 190,940 will vest on October 31, 2022, in each case subject to Mr. Williams' continued employment with the Company through the applicable vesting date.

(5)
RSUs vest according to the following schedule: 163,018 will vest on October 31, 2019, and 652,076 will vest annually in equal installments beginning on October 31, 2020 and ending on October 31, 2023, in each case subject to Mr. Williams' continued employment with the Company through the applicable vesting date.

(6)	PSUs will vest in four equal annual installments beginning on January 2, 2020, in each case subject to Mr. Williams’ employment as of the applicable vesting date.

(7)
RSUs vest according to the following schedule: 47,143 will vest on each of January 25, 2019 and April 25, 2019, in each case subject to Mr. Randolfi's continued employment with the Company through the applicable vesting date.

(8)
RSUs vest according to the following schedule: 14,459 vested on March 15, 2019, and 124,903 will vest in equal installments quarterly beginning on June 15, 2019 and ending on March 15, 2020, in each case subject to Mr. Randolfi's continued employment with the Company through the applicable vesting date.

(9)
RSUs vest according to the following schedule: 56,603 will vest on each of March 15, 2019 and March 15, 2020, 113,208 will vest on March 15, 2021, and 56,604 will vest on March 15, 2022, in each case subject to Mr. Randolfi's continued employment with the Company through the applicable vesting date.

(10)	PSUs will vest 25% on January 2, 2020; 50% on January 2, 2021; and 25% on January 2, 2022; in each case subject to Mr. Randolfi’s employment with the Company as of the applicable vesting date.

(11)
RSUs vest according to the following schedule: 11,621 vested on March 15, 2019 and 145,180 will vest in equal installments quarterly beginning on June 15, 2019 and ending on March 15, 2020, in each case subject to Mr. Drobny's continued employment with the Company through the applicable vesting date.

(12)
RSUs vest according to the following schedule: 36,226 vested on March 15, 2019, 36,226 will vest on March 15, 2020, 72,453 will vest on March 15, 2021, and 36,227 will vest on March 15, 2022, in each case subject to Mr. Drobny's continued employment with the Company through the applicable vesting date.

(13)	PSUs earned will vest 25% on January 2, 2020; 50% on January 2, 2021; and 25% on January 2, 2022; in each case subject to Mr. Drobny’s employment with the Company as of the applicable vesting date.

(14)
RSUs vest according to the following schedule: 74,586 will vest quarterly over a two year period beginning on January 30, 2019, in each case subject to Mr. Krenzer's continued employment with the Company through the applicable vesting date.

(15)
RSUs vest according to the following schedule: 59,850 will vest quarterly in six equal installments beginning on February 22, 2019, in each case subject to Ms. Thomas' continued employment with the Company through the applicable vesting date.

(16)	RSUs vest according to the following schedule: 100% on September 30, 2019, subject to Ms. Thomas' continued employment with the Company through the vesting date.

32 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

(17)
RSUs vest according to the following schedule: 13,402 vested on March 5, 2019, 26,804 will vest quarterly in four equal installments beginning on June 5, 2019, and 13,402 will vest quarterly in four equal installments beginning on June 5, 2020, in each case subject to Ms. Thomas' continued employment with the Company through the applicable vesting date.

(18)	2,526 PSUs will vest on January 2, 2020 and 1,263 PSUs will vest on January 2, 2021, in each case subject to Ms. Thomas’ employment with the Company as of the applicable vesting date.

(19)	All of Mr. Stevens’ outstanding, unvested equity was forfeited upon his resignation from the Company on November 30, 2018.

33 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Option Exercises and Stock Vested in 2018
The following table sets forth the number of shares of common stock acquired during 2018 by our Named Executive Officers upon the vesting of RSUs and PSUs and the value realized upon such vesting. No stock options were exercised in 2018.

Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Rich Williams	1,231,669	4,890,137
Michael Randolfi	294,874	1,322,331
Dane Drobny	262,042	1,197,371
Steve Krenzer	373,327	1,272,518
Melissa Thomas	84,742	369,838
Brian Stevens	55,018	239,722

(1)
Reflects the aggregate number of shares of common stock underlying the RSUs that vested in 2018 and the aggregate number of shares of common stock underlying the 2018 PSUs that vested on February 12, 2019 following the Compensation Committee’s certification of the 2018 performance metrics. Of the amount shown for Mr. Williams, 546,435 shares of common stock were withheld to pay taxes due in connection with the vesting. Of the amount shown for Mr. Randolfi, 113,731 shares of common stock were withheld to pay taxes due in connection with the vesting. Of the amount shown for Mr. Drobny, 117,074 shares of common stock were withheld to pay taxes due in connection with the vesting. Of the amount shown for Mr. Krenzer, 138,048 shares of common stock were withheld to pay taxes due in connection with the vesting. Of the amount shown for Ms. Thomas, 30,301 shares of common stock were withheld to pay taxes due in connection with the vesting. Of the amount shown for Mr. Stevens, 22,630 shares of common stock were withheld to pay taxes due in connection with the vesting.

(2)
Calculated by multiplying (i) the fair market value of common stock on the vesting date, which was determined using the closing price on the NASDAQ of a share of common stock on the date of vesting, or if such day is a holiday, on the immediately preceding trading day, by (ii) the number of shares of common stock acquired upon vesting. Of the amount shown for Mr. Williams, $2,720,615 represents net proceeds. Of the amount shown for Mr. Randolfi, $817,822 represents net proceeds. Of the amount shown for Mr. Drobny, $659,443 represents net proceeds. Of the amount shown for Mr. Krenzer, $803,209 represents net proceeds. Of the amount shown for Ms. Thomas, $236,469 represents net proceeds. Of the amount shown for Mr. Stevens, $141,309 represents net proceeds.

34 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Severance Benefit Agreements
Each of our Named Executive Officers is party to a severance benefit agreement with the Company (a “Severance Agreement” or the “Severance Agreements”).
In 2017, the Company entered into severance agreements with Messrs. Williams, Randofi, Drobny, and Krenzer. Under the terms of the Severance Agreements, upon a termination of a Named Executive Officer’s employment by the Company without cause, or upon a termination of employment for good reason (a “Qualifying Termination”) that is not a CIC Termination (as defined below), such individual is eligible to receive (a) a lump sum payment in an amount equal to 12 months of such individual's annual base salary, (b) to the extent such individual is enrolled in COBRA continuation coverage under the Company's group health plan on the date such payment is made, an additional lump sum payment equal to 12 times the monthly COBRA premium for such coverage, (c) accelerated vesting of such individual's time-based equity awards scheduled to vest over the 12 month period beginning on the date of termination of employment, and (d) vesting of the first tranche of such individual’s performance-based equity awards for the annual performance period in which the date of termination of employment occurs based on actual performance for the full performance period.
Upon a Qualifying Termination occurring within six months prior to, or 12 months following, a change in control (a “CIC Termination”), each Named Executive Officer is eligible to receive (a) a lump sum payment in an amount equal to 12 months of such individual's annual base salary, (b) to the extent such individual is enrolled in COBRA continuation coverage under the Company's group health plan on the date such payment is made, an additional lump sum payment equal to 12 times the monthly COBRA premium for such coverage, (c) a lump sum payment in an amount equal to the pro-rated portion of target annual cash incentive award, based on the number of days served during the year of termination, and (d) full vesting of 100% of their then-outstanding equity awards, with any performance-based equity awards deemed earned at target.
The Company entered into a severance agreement with Ms. Thomas in connection with her appointment as Chief Accounting Officer in 2018, which provides severance benefits in line with the benefits offered to other similarly situated members of senior management. Such benefits are substantially comparable to the severance benefits described above, except that for a Qualifying Termination that is not a CIC Termination, the term “6 months” shall replace the term “12 months,” the term “6 times” shall replace the term “12 times,” and the term "50% to 100% of the first tranche, based on the applicable termination date" will replace the term "first tranche"; and for a CIC Termination, the term “50%” will replace the term “100%” and subsection (c) shall not apply.
Each Named Executive Officer is also subject to non-competition and non-solicitation restrictive covenants for a period of 18 months following the termination of their employment for any reason. To receive any payments or benefits under the Severance Agreements, each Named Executive Officer must sign, and allow to become effective within 45 days following his or her termination of employment, a release of claims in substantially the form attached to the Severance Agreements. The terms “cause,” “good reason” and “change in control” are defined in the applicable Severance Agreements.
Resignation of Executive Officer
Brian Stevens. Mr. Stevens served as our Chief Accounting Officer until November 30, 2018. Mr. Stevens did not receive any cash or other compensation upon his resignation. Mr. Stevens forfeited RSU awards totaling 144,483 shares and target PSU awards totaling 105,945 shares.

Summary of Potential Benefits
The table below shows the payments and benefits potentially payable to each of our Named Executive Officers other than Mr. Stevens (who served as our Chief Accounting Officer until November 30, 2018) upon a change in control, CIC Termination or Qualifying Termination (other than a CIC Termination) based on an assumed termination date of December 31, 2018. The employment of the Named Executive Officers listed below did not actually terminate on December 31, 2018, and as a result, such Named Executive Officers did not receive any of the amounts shown in the table below. The actual amounts to be paid to such Named Executive Officers in connection with their termination of employment can only be determined at the time of such termination and will depend on the circumstances of his or her termination. In addition to the amounts shown in the table below, each Named Executive Officer is entitled to receive amounts earned during the term of employment regardless of the manner of termination, including accrued but unpaid base salary and other employee benefits to which such Named Executive Officer was entitled on the date of termination.

35 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Executive	Payment Elements	Change in Control (no Termination) ($)	CIC Termination ($)(1)	Qualifying Termination (other than a CIC Termination)($)(2)
Rich Williams	Salary (3)	—	750,000	750,000
	Annual Performance Bonus	—	750,000(4)	—
	Restricted Stock Units	—	9,313,053(5)	3,438,422(6)
	Health Coverage (7)	—	25,683	25,683
	TOTAL	—	10,838,736	4,214,105
Mike Randolfi	Salary (3)	—	500,000	500,000
	Annual Performance Bonus	—	500,000(4)	—
	Restricted Stock Units	—	1,835,424	828,883(6)
	Health Coverage (7)	—	25,683	25,683
	TOTAL	—	2,861,107	1,354,566
Dane Drobny	Salary (3)	—	450,000	450,000
	Annual Performance Bonus	—	450,000(4)	—
	Restricted Stock Units	—	1,197,920(5)	501,542(6)
	Health Coverage (7)	—	25,683	25,683
	TOTAL	—	2,123,603	977,225
Steve Krenzer	Salary (3)	—	625,000	625,000
	Annual Performance Bonus	—	625,000(4)	—
	Restricted Stock Units	—	1,909,402(5)	954,701(6)
	Health Coverage (7)	—	25,683	25,683
	TOTAL	—	3,185,085	1,605,384
Melissa Thomas	Salary (8)		325,000	162,500
	Annual Performance Bonus		—	—
	Restricted Stock Units		228,621(9)	128,170(10)
	Health Coverage (7)		0	—
	TOTAL		553,621	290,670

(1)	For each of our Named Executive Officers listed in this table, amounts in this column include cash and equity acceleration benefits as a result of a CIC Termination under the Severance Agreements.

(2)
For each of our Named Executive Officers listed in this table, amounts in this column include cash and equity acceleration benefits as a result of a Qualifying Termination that is not a CIC Termination under the Severance Agreements.

(3)	Represents a lump sum payment in an amount equal to 12 months of such individual's annual base salary.

(4)
Represents a lump sum payment in an amount equal to the target annual cash incentive award; termination of employment on an earlier date would result in pro-ration of the target award based on the number of days served during the year in which the termination of employment occurred.

(5)
Represents the dollar value of 100% accelerated vesting of such individual's service-based equity awards outstanding as of December 31, 2018. No amounts are shown for 2018 PSUs scheduled to be paid in the first quarter of 2019 because these awards were earned based on performance through December 31, 2018 as described in the "Option Exercises and Stock Vested in 2018" table above.

(6)
Represents the dollar value of accelerated vesting of such individual's service-based equity awards scheduled to vest over the 12 month period following December 31, 2018. No amounts are shown for 2018 PSUs scheduled to be paid in the first quarter of 2019 because these awards were earned based on performance through December 31, 2018 as described in the "Option Exercises and Stock Vested in 2018" table above.

(7)
Represents a lump sum payment equal to twelve months of Company-paid health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, including both the employer and employee portions of the cost, based on such individual’s rates and elections as of December 31, 2018.

(8)
Represents a lump sum payment in an amount equal to 12 months of annual base salary in the case of a CIC Termination, and 6 months of annual base salary in the case of a Qualifying Termination that is not a CIC Termination.

(9)
Represents the dollar value of 50% accelerated vesting of such individual's service-based equity awards outstanding as of December 31, 2018. No amounts are shown for 2018 PSUs scheduled to be paid in the first quarter of 2019 because these awards were earned based on performance through December 31, 2018 as described in the "Option Exercises and Stock Vested in 2018" table above.

(10)
Represents the dollar value of accelerated vesting of such individual's service-based equity awards scheduled to vest over the 6 month period following December 31, 2018. No amounts are shown for 2018 PSUs scheduled to be paid in the first quarter of 2019 because these awards were earned based on performance through December 31, 2018 as described in the "Option Exercises and Stock Vested in 2018" table above.

36 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

CEO Pay Ratio
For the 2018 fiscal year, the ratio of the annual total compensation of Mr. Williams, our Chief Executive Officer (“CEO Compensation”), to the median of the annual total compensation of all of our employees and those of our consolidated subsidiaries other than Mr. Williams (“Median Annual Compensation”) was 208 to 1. This ratio disclosure is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions described below. In this summary, we refer to the employee who received the Median Annual Compensation as the “Median Employee.”
For purposes of this summary, CEO Compensation was $ 10,093,972. CEO Compensation for purposes of this disclosure represents the total compensation reported for Mr. Williams under “2018 Summary Compensation Table” for the 2018 fiscal year.
For purposes of this summary, Median Annual Compensation was $48,605, and was calculated by totaling for our Median Employee all applicable elements of compensation for the 2018 fiscal year in accordance with Item 402(c)(2)(x) of Regulation S-K.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described below. To identify the Median Employee as well as determine the median employee’s annual total compensation, the methodology and the material assumptions, adjustments, and estimates that were used are as follows:

•
As permitted by the SEC, the Company used the same Median Employee identified for determining its 2017 CEO pay ratio. The Company determined that there had not been any changes to its employee population or compensation programs that would significantly impact the pay ratio disclosure for 2018.

•
To identify the Median Employee, we first determined our employee population as of December 31, 2017 (the “Determination Date”). We had 6,592 employees, representing all full-time, part-time, seasonal and temporary employees of us and our consolidated subsidiaries (other than our CEO) as of the Determination Date. This number does not include Mr. Williams, and, consistent with the applicable SEC rules, (i) any independent contractors or “leased” workers and (ii) 79 employees from Morocco due to an office closure.

•
We then measured compensation for the period beginning on January 1, 2017 and ending on December 31, 2017 for these 6,592 employees (after the exclusions noted above). This compensation measurement was calculated by totaling for each employee, cash compensation paid in 2017, including regular pay (wages and salary), all variants of overtime, variants of bonus payments, and commissions; and excluding sign on bonuses.

•
A portion of our employee workforce (full-time and part-time) worked for less than the full fiscal year due to commencing employment after the beginning of the fiscal year. In determining the Median Employee, we annualized the total compensation for such individuals.

37 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Equity Compensation Plan Information
The following table gives information about shares of our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2018, including our 2008 Plan, 2010 Plan, 2011 Incentive Plan, and Purchase Plan. No warrants are outstanding under any of the foregoing plans. We refer to these plans and grants collectively as our Equity Compensation Plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities reflected in Column (a)) (c)
Equity compensation plans approved by security holders	30,525,864 (1)	$1.80(2)	57,087,932 (3)
Equity compensation plans not approved by security holders	—	—	—
Total	30,525,864	$1.80	57,087,932

(1)	This amount includes the following:

•	212,787 shares that may be issued in connection with outstanding stock options.

•	29,995,991 shares that may be issued in connection with stock awards.

•	317,086 shares that may be issued in connection with deferred stock units held by non-employee directors under the Director Compensation Plan.

(2)	Indicates a weighted average price for 212,787 outstanding options under our 2008 Plan and our 2010 Plan. There are no outstanding options under the 2011 Plan.

(3)
As of December 31, 2018, 54,927,088 shares remained available for issuance under the 2011 Incentive Plan and 2,160,844 shares available for future issuance under the Purchase Plan. Permissible awards under the 2011 Incentive Plan include stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards, including awards where vesting, granting, or settlement of which is contingent upon the achievement of specified performance goals, called “performance awards” and cash incentive awards.

Compensation Committee Interlocks And Insider Participation
During fiscal year 2018, Peter Barris, Robert Bass, and Joseph Levin served as members of the Compensation Committee. All members of the Committee were independent directors, and no member was an employee or former employee of Groupon. During fiscal year 2018, none of our executive officers served on the Compensation Committee (or its equivalent) or board of directors of another entity whose executive officer served on our Compensation Committee.

38 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

COMPENSATION
COMMITEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above. Based on its review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.
The foregoing report was submitted by the Compensation Committee of the Board and shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by us under the Securities Act or the Exchange Act.

Compensation Committee Peter Barris (Chair) Robert Bass Joseph Levin

39 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

AUDIT
COMMITEE REPORT
The Audit Committee serves as the representative of the Board with respect to its oversight of:

•	accounting and financial reporting processes and the audit of the Company’s consolidated financial statements;

•	the integrity of the Company’s consolidated financial statements;

•	internal controls;

•	legal compliance and ethics policies relating to accounting, internal controls and auditing matters;

•	systems and policies to monitor and manage business risk;

•	the independent registered public accounting firm’s appointment, qualifications, independence and compensation; and

•	the performance of the Company’s internal audit function.
The Audit Committee selects the Company’s independent registered public accounting firm, Deloitte, and approves the lead audit engagement partner, reviews the performance of the Company’s independent registered public accounting firm in the annual audit of the Company’s consolidated financial statements, including the selection and performance of the lead audit engagement partner, and reviews and approves the independent registered public accounting firm’s fees. In selecting and evaluating an independent registered public accounting firm, the Audit Committee considers such factors as the quality and efficiency of the services provided by the auditor, the auditor’s capabilities and the auditor’s technical expertise and knowledge of the Company’s operations and industry. Each year, the Audit Committee evaluates the qualifications, performance, tenure and independence of the Company’s independent auditor and determines, after also considering the impact of a change in auditor, whether to re-engage the current independent auditor. Deloitte has served as the Company’s independent registered public accounting firm since May 2017.
The Audit Committee is composed of three non-employee directors. The Board has determined that each member of the Audit Committee is independent under applicable NASDAQ and SEC rules and that each member qualifies as an “audit committee financial expert” under SEC rules.
The Audit Committee provides the Board such information and materials as it may deem necessary to make the Board aware of financial matters requiring the attention of the Board. The Audit Committee reviews the Company’s financial disclosures and meets privately, outside the presence of management, with the Company’s independent registered public accounting firm. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements in the Company’s 2018 Annual Report with management, including a discussion of accounting principles, the reasonableness of significant judgments made in connection with the audited consolidated financial statements, and disclosures in the consolidated financial statements. The Audit Committee reports on these meetings to the Board.
Management has primary responsibility for preparing the Company’s consolidated financial statements and for the Company’s financial reporting processes. In addition, management is responsible for establishing and maintaining adequate internal control over financial reporting.
The Audit Committee reports as follows:

1.	The Audit Committee has reviewed and discussed the audited consolidated financial statements for fiscal year 2018 with management.

2.
The Audit Committee has discussed with Deloitte, the Company’s independent registered public accounting firm for fiscal year 2018, the matters required to be discussed under the Public Company Accounting Oversight Board standards.

3.
The Audit Committee has received the written disclosures and the letter from Deloitte pursuant to Rule 3526 of the Public Company Accounting Oversight Board, and has discussed with Deloitte its independence, including whether the provision of non-audit services is compatible with its independence.

The Audit Committee has adopted a policy that requires pre-approval of all audit, audit-related, tax services, and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee (or by one or more members of the Audit Committee pursuant to any delegated authority) of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that fiscal year, the Audit Committee (or any member or members of the Audit Committee with such delegated authority) must approve the specific service before the independent registered public accounting firm is engaged to perform such service for the Company.

40 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Groupon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.
The foregoing report was submitted by the Audit Committee of the Board and shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.

Audit Committee Robert Bass (Chair) Michael Angelakis Ann Ziegler

41 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Fees of Independent Registered Public Accounting Firm
The following table presents fees billed for professional audit services rendered by Deloitte for the audit of Groupon’s annual consolidated financial statements for the years ended December 31, 2018 and 2017, and fees billed for other services rendered by Deloitte during this period.

	Year Ended December 31, 2018 ($)	Year Ended December 31, 2017 ($)
Audit Fees(1)	4,040,460	3,657,000
Audit-Related Fees	14,220	9,410
Tax Fees(2)	540,668	763,800
Other Fees(3)	—	264,000
Total	4,595,348	4,694,210

(1)
Audit Fees. Audit fees for the 2018 and 2017 fiscal years include the aggregate fees incurred for the audit of the Company’s annual consolidated financial statements, and audit, review and attest services rendered in connection with other regulatory or statutory filings.

(2)	Tax Fees. Tax fees consist of tax compliance and advisory work related to the Company’s research and development credit, tax incentives, international tax planning and intellectual property.

(3)	Other Fees. Other fees include certain consulting services.

The Audit Committee has concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of Deloitte.
Policy on Audit Committee Pre-Approval of Audit And Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee has established a policy for pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Each year, the Audit Committee approves the terms on which the independent registered public accounting firm is engaged for the ensuing fiscal year.

42 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our Audit Committee is responsible for approving related party transactions, as defined in applicable rules promulgated by the SEC. Our Audit Committee operates under a written related party transaction policy pursuant to which all related party transactions are reviewed for potential conflicts of interest. In addition, our Code of Conduct requires that our directors and executive officers avoid situations where there will be an actual or perceived conflict of interest, and our Nominating Committee reviews potential conflicts of interest of directors. In 2016 in the ordinary course of our business, we have entered into the related party transaction described below. Pursuant to our related party transaction policy, this transaction was approved by our Audit Committee.
On December 28, 2016, we entered into a sublease for portions of our office space in Chicago, Illinois to Uptake, Inc. ("Uptake"), a Lightbank LLC ("Lightbank") portfolio company. Lightbank is a private investment firm specializing in information technology companies. Eric Lefkofsky, our Chairman of the Board and co-founder, owns a significant equity interest in and is a co-founder of Lightbank. The sublease was negotiated on an arm’s-length basis and is a market rate transaction on terms that the Company believes are no less favorable than would have been reached with an unrelated third party. The sublease extends through January 31, 2026 and the sublease rentals over that term total approximately $18.2 million. Pursuant to the Company’s related party transaction policy, the Company’s Audit Committee approved the sublease. For the year ended December 31, 2018, the Company recognized $2.1 million in income from the sublease.

43 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file reports of their ownership and changes in ownership of our common stock with the SEC. Our employees prepare these reports for our directors and executive officers who request it using information obtained from them and from Groupon’s records. We believe that all applicable Section 16(a) filing requirements were timely met during fiscal year 2018.
Information Regarding Beneficial Ownership of Principal Stockholders, Directors And Management
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 18, 2019 for each person who we know beneficially owns 5% or more of our outstanding capital stock; each of our directors and director nominees; each of our Named Executive Officers; and all of our directors and executive officers as a group.
Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Groupon, Inc., 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654.
We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 568,007,085 shares of common stock outstanding as of April 18, 2019. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding (i) RSUs held by that person that will vest within 60 days of April 18, 2019 and (ii) shares of common stock underlying the Company’s 3.25% Senior Convertible Notes due 2022 (the “Notes”), which are convertible at any time into shares of common stock, cash, or a combination thereof, at the Company’s option. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an “*.” Total percentages in the table below may not add due to rounding.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Approximate Percentage of Common Stock
Officers and Directors
Eric Lefkofsky(1)	80,025,142	14.1%
Rich Williams	3,082,592	*
Michael Randolfi(2)	631,904	*
Dane Drobny(3)	678,296	*
Steve Krenzer(4)	357,547	*
Melissa Thomas(5)	58,264	*
Brian Stevens(6)	250,139	*
Michael J. Angelakis(7)	129,682	*
Peter Barris(8)	334,854	*
Robert Bass(9)	238,771	*
Theodore Leonsis(10)	1,686,775	*
Joseph Levin(11)	127,764	*
Deborah Wahl(12)	52,002	*
Ann Ziegler(13)	170,152	*
All executive officers and directors as a group (14 persons)(14)	87,823,884	15.5%
5% Stockholders or Greater Stockholders (other than directors and executive officers)
PAR Investment Partners, L.P.(15)	49,617,616	8.7%
The Vanguard Group(16)	40,221,005	7.1%
A-G Holdings, L.P.(17)	46,296,300	8.2%
Alibaba Group Holdings Ltd.(18)	32,972,000	5.8%
BlackRock, Inc.(19)	30,525,983	5.4%

(1)
Includes 28,234,594 shares of our common stock held by Green Media, LLC, an entity owned by Eric Lefkofsky (50%) and his wife, Elizabeth Kramer Lefkofsky (50%). Mr. Lefkofsky shares voting and investment control with respect to the shares held by Green Media, LLC. Includes 25,183,765 shares of common stock that are subject to a pledge. Also includes 10,150,400 shares held by the Lefkofsky Family 2016 GRAT, of which Mr. Lefkofsky is the sole trustee, and 40,000,000 shares held by the Lefkofsky Family 2018 GRAT, of which Mr. Lefkofsky is the sole trustee. Also includes 69,879 deferred stock units issued under the Groupon, Inc. Non-Employee Director Compensation Plan. The deferred stock units are immediately vested and represent the right to receive shares of common stock upon separation from service as a director. Also includes 37,878 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April

44 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

18, 2019. Pursuant to the terms of a Voting Agreement between the Company, A-G Holdings, L.P. (“AGH”) and Mr. Lefkofsky and certain of their respective affiliates, as amended (the “Voting Agreement”), Mr. Lefkofsky and his affiliates must vote their shares in favor of AGH’s director nominee.

(2)	Includes 78,369 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 18, 2019.

(3)	Includes 36,295 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 18, 2019.

(4)	Includes 74,586 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 18, 2019.

(5)	Includes 16,676 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 18, 2019.

(6)
Based on a Form 4 filed with the SEC on September 18, 2018. Mr. Stevens served as our Chief Accounting Officer until November 2018. Open market purchases or sales, if any, by Mr. Stevens of our common stock since the date that he resigned as our Chief Accounting Officer are not known by us or reported in this table.

(7)
Includes 37,878 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 18, 2019. Does not include shares held by entities affiliated with AGH described in footnote 17. Mr. Angelakis is the Chairman and Chief Executive Officer of Atairos Group, Inc. (“Atairos”).

(8)
Includes 40,779 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 18, 2019. Also includes 125,188 deferred stock units issued under the Groupon, Inc. Non-Employee Director Compensation Plan. The deferred stock units are immediately vested and represent the right to receive shares of common stock upon separation from service as a director. Does not include 611,225 shares of common stock held by PJ Barris, LLC, in which Mr. Barris is a member but has no pecuniary interest or 187,444 shares of common stock held by PDB LLC, of which Mr. Barris is the investment advisor but has no pecuniary interest. Mr. Barris disclaims beneficial ownership of such shares of common stock.

(9)	Includes 42,229 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 18, 2019.

(10)
Includes 40,054 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 18, 2019. Also includes 107,187 deferred stock units issued under the Groupon, Inc. Non-Employee Director Compensation Plan. The deferred stock units are immediately vested and represent the right to receive shares of common stock upon separation from service as a director.

(11)
Includes 37,878 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 18, 2019. Also includes 41,185 deferred stock units issued under the Groupon, Inc. Non-Employee Director Compensation Plan. The deferred stock units are immediately vested and represent the right to receive shares of common stock upon termination of service as a director.

(12)	Includes 37,878 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 18, 2019.

(13)	Includes 37,878 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 18, 2019.

(14)
Also includes 518,378 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 18, 2019. Also includes 332,695 deferred stock units issued under the Groupon, Inc. Non-Employee Director Compensation Plan. The deferred stock units are immediately vested and represent the right to receive shares of common stock upon termination of service as a director.

(15)
Based on a Schedule 13G/A filed with the SEC on February 14, 2019 by PAR Investment Partners, L.P., PAR Group II, L.P., and PAR Capital Management, Inc. The shares are directly held by PAR Investment Partners, L.P., and indirectly held by PAR Group II, L.P., the sole general partner of PAR Investment Partners, L.P., and PAR Capital Management, Inc., the sole general partner of PAR Investment Partners, L.P. Each of PAR Group II, L.P. and PAR Capital Management, Inc. may be deemed to be the beneficial owner of all shares held directly by PAR Investment Partners, L.P. The address of PAR Investment Partners, L.P. is 200 Clarendon Street, FL 48, Boston, MA 02116.

(16)	Based on a Form 13G/A filed with the SEC on February 11, 2019. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(17)
Based on a Schedule 13D/A filed with the SEC on February 14, 2018 reporting shares of our common stock beneficially owned by AGH, A-G Holdings GP, LLC (“AGGP”), Atairos, Atairos Partners, L.P. (“AP”), Atairos Partners GP, Inc. (“APGP”), and Mr. Angelakis. Mr. Angelakis is the Chairman and Chief Executive Officer of Atairos and directly or indirectly controls a majority of the voting power of APGP, which is the general partner of AP, which is the sole voting shareholder of Atairos. Atairos is the sole member of AGGP and the sole limited partner of AGH. AGGP is the general partner of AGH. AGH owns $250,000,000 aggregate principal amount of the Notes, which are convertible into cash, shares of common stock or a combination thereof at any time prior to the close of business on the scheduled trading day immediately preceding April 1, 2022, at an initial conversion rate of 185.1852 shares per $1,000 principal amount of the Notes (which represents 46,296,300 shares of common stock issuable upon conversion of the Notes if the Company elected to settle its conversion obligation solely through shares of common stock at the initial conversion rate described above). Does not include shares held by Mr. Lefkofsky and his affiliates (see footnote 1), which AGH may be deemed to beneficially own as a result of the Voting Agreement. Does not include 37,878 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 18, 2019 held by Mr. Angelakis in his capacity as director of the Company.

(18)
Based on a Schedule 13G filed with the SEC on February 14, 2017 reporting shares or our common stock owned by Des Voeux Investment Company Limited (“Des Voeux”), a wholly owned subsidiary of Alibaba Group Treasury Limited (“Alibaba Treasury”), which is a wholly owned subsidiary of Alibaba Group Holding Limited (“Alibaba Holding”). Alibaba Treasury and Alibaba Holding may be deemed to beneficially own the securities directly held by Des Voeux. The address of Alibaba Group Holdings Ltd. is c/o Alibaba Group Services Limited, 26/F, Tower One, Times Square, 1 Matheson St., Causeway Bay, K3, Hong Kong.

(19)	Based on a Form 13G filed with the SEC on February 8, 2019. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

45 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

IMPORTANT MEETING INFORMATION
Annual Meeting of Stockholders
TO BE HELD
June 13, 2019 | 10:00am Central Time
Winston & Strawn LLP, 35 West Wacker Drive, Chicago, Illinois 60601
Record Date
April 18, 2019
Voting
Stockholders as of the close of business on the Record Date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on.
Admission
If you are a record holder, you must provide identification, and if you hold your shares through a broker, bank or other nominee, you must also provide proof of ownership.
MEETING AGENDA

1.	Elect nine directors. Our Board unanimously recommends a vote “FOR” the election of all nine director nominees.

2.
Ratify Deloitte as our independent registered public accounting firm for fiscal year 2019.
Our Board unanimously recommends a vote “FOR” the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2019.

3.	Conduct an advisory vote to approve our Named Executive Officer compensation. Our Board unanimously recommends a vote “FOR” the advisory approval of our Named Executive Officer compensation.

4.
Approve an amendment to the 2011 Incentive Plan, to, among other items, increase the number of authorized shares thereunder.
Our Board unanimously recommends a vote “FOR” the approval of the amendment to the 2011 Incentive Plan.

5.
Approve an amendment to the Purchase Plan to, among other items, increase the number of shares available for purchase thereunder.
Our Board unanimously recommends a vote “FOR” the approval of the amendment to the Purchase Plan.

6.	Transact other business that may properly come before the meeting.

46 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Our Director Nominees
The following table provides summary information about each director nominee. Each director is elected annually by a plurality of votes cast.

Name	Age	Director Since	Position	Independent	Other Public Boards(1)
Rich Williams	44	2015	Chief Executive Officer and Director	No	0
Eric Lefkofsky	49	2006	Chairman	Yes	0
Theodore Leonsis	63	2009	Director	Yes	1
Michael Angelakis	54	2016	Director	Yes	2
Peter Barris	67	2008	Director	Yes	0
Robert Bass	69	2012	Director	Yes	2
Joseph Levin(2)	39	2017	Director	Yes	3
Deborah Wahl	56	2017	Director	Yes	0
Ann Ziegler	60	2014	Director	Yes	3

(1)
Includes directorship in any company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.

(2)
Mr. Levin serves on the boards of IAC/InteractiveCorp (NASDAQ: IAC), of which he is Chief Executive Officer and director, as well as Match Group Inc. (NASDAQ: MTCH) and ANGI Homeservices Inc. (NASDAQ: ANGI), both of which are IAC controlled companies.

Attendance
Each director nominee is a current director. Each current director who served as a director during 2018 attended at least 75% of the aggregate number of meetings of the Board and each committee on which he or she sits.
See “Board of Directors” and “Proposals to be Voted on at the Meeting – Proposal 1: Election of Directors” for more information.
Executive Compensation Matters
Executive Compensation Advisory Vote
Our Board unanimously recommends that stockholders vote to approve, on an advisory basis, our Named Executive Officer compensation in 2018, as described more fully in this proxy statement:

•
Pay for Performance: We design our compensation practices such that a significant portion of the Named Executive Officers’ total pay package consists of equity-based awards, and, therefore, we believe the value of the pay packages is tightly correlated with Company performance.

•
Sound Design: We design our executive officer compensation programs to attract, motivate and retain the key executives who drive our success. We also design our pay packages to align the interests of our executives with those of our long-term stockholders. We achieve our objectives through an executive compensation program that is designed to:

•	Recruit and retain talented and experienced individuals who are able to develop, implement, and deliver on long-term value creation strategies;

•	Ensure that our compensation is reasonable and competitive with the pay packages made available to executives at companies with which we compete for executive talent;

•	Provide a substantial portion of each executive’s compensation in elements that are directly tied to our long-term value and growth;

•	Reward both company and individual performance and achievement; and

•	Ensure that our compensation structure does not encourage unnecessary and excessive risk-taking.

2011 Incentive Plan Amendment

47 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Our Board unanimously recommends that stockholders approve an amendment to our 2011 Incentive Plan which, among other items, would add an additional 37,500,000 shares to the available pool under the plan. As of March 31, 2019, we had 42,997,198 shares remaining available for issuance under future awards. If this increase is approved, then as of March 31, 2019, we would have had 80,497,198 shares available for issuance for future awards under the 2011 Incentive Plan. We believe that this increase in shares will allow us to continue to issue shares under the 2011 Incentive Plan for two to three additional years based on our current and anticipated grant practices. The Board believes that this increase is necessary to continue to be aligned with our business strategy and culture to attract and retain top talent, and to reward employees for strong business results and individual performance.
See “Proposals to be Voted on at the Meeting – Proposal 4: Approval of the Amendment to the Groupon, Inc. 2011 Incentive Plan” for more information.
Purchase Plan Amendment
Our Board unanimously recommends that stockholders approve an amendment the Purchase Plan, which, among other items, would add an additional 10,000,000 shares to be authorized for issuance under the Purchase Plan. We believe that this increase in shares available for purchase will allow us to continue to provide shares for purchase for six to seven years based on our historical and anticipated Purchase Plan utilization. The Purchase Plan is intended to meet the requirements of an "employee stock purchase plan," as defined in Section 423 of the Code. The purpose of the Purchase Plan is to provide eligible employees of Groupon and its participating affiliates with the opportunity to acquire a proprietary interest in Groupon through participation in a payroll deduction-based employee stock purchase plan that is tax qualified under Code Section 423. The Board views the Purchase Plan as a positive development for stockholders, as it more closely aligns the interests of our employees with the interests of our stockholders.
See “Proposals to be Voted on at the Meeting – Proposal 5: Approval of the Amendment to the Groupon, Inc. 2012 Employee Stock Purchase Plan” for more information.
Information About Our Independent Registered Public Accounting Firm
The Audit Committee of the Board has appointed Deloitte as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2019. Since May 2017, Deloitte has served as our independent registered public accounting firm and also has provided certain tax and other services. We ask that our stockholders ratify the selection of Deloitte as our independent registered public accounting firm for fiscal year 2019. See “Fees of Independent Registered Public Accounting Firm” and “Proposals to be Voted on at the Meeting – Proposal 2: Ratification of Independent Registered Public Accounting Firm” for more information.

48 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Q: Why am I receiving these materials?
A: The Board is providing these proxy materials to you in connection with the Board’s solicitation of proxies for use at Groupon’s Annual Meeting of Stockholders, which will take place on June 13, 2019 (the “Annual Meeting”). Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. The Notice of Internet Availability of Proxy Materials (the “Notice”) is being mailed on or about April 30, 2019 in connection with the solicitation of proxies on behalf of the Board.
Q: What information is contained in these materials?
A: The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of certain of our executive officers and our directors, and certain other required information. Groupon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which includes our audited consolidated financial statements, is also enclosed with this proxy statement.
Q: What proposals will be voted on at the Annual Meeting?
A: There are five proposals to be voted on at the Annual Meeting:

•	Elect the nine director nominees listed in this proxy statement to serve on our Board.

•	Ratify the appointment of Deloitte as our independent registered public accounting firm for fiscal year 2019.

•	Conduct an advisory vote to approve our Named Executive Officer compensation.

•	Approve the amendment to the 2011 Incentive Plan.

•	Approve the amendment to the Purchase Plan.
As of the date of this proxy statement, we are not aware of any other matters to be presented at the Annual Meeting other than those set forth in this proxy statement and in the Notice accompanying this proxy statement. If any other matters properly come before the Annual Meeting, however, the persons named as proxies will be authorized to vote or otherwise act in accordance with their judgment.
Q.    How does the Board recommend that I vote?
A: The Board recommends that you vote:

•	“FOR” the election of each of the nine director nominees named in this proxy statement.

•	“FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for fiscal year 2019.

•	“FOR” the advisory approval of our Named Executive Officer compensation.

•	“FOR” the amendment to the 2011 Incentive Plan.

•	“FOR” the amendment to the Purchase Plan.
Q: Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a full set of proxy materials?
A: Pursuant to the rules of the SEC, we have provided access to our proxy materials over the Internet. Accordingly, we are sending the Notice to our stockholders of record and beneficial owners as of the Record Date. Instructions on how to access the proxy materials over the Internet or to request a printed copy by mail may be found in the Notice. In addition, the Notice provides information on how stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
Q:    How many shares are entitled to vote?
A: Each share of Groupon’s common stock outstanding as of the close of business on April 18, 2019, the Record Date, is entitled to vote at the Annual Meeting. At the close of business on the Record Date, 568,007,085 shares of common stock were outstanding and entitled

49 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

to vote. Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the Record Date. The shares you are entitled to vote include shares that are (i) held of record directly in your name, including shares issued under Groupon’s equity incentive plans and (ii) held for you as the beneficial owner through a stockbroker, bank, or other nominee.
Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A: Many stockholders of Groupon hold their shares beneficially through a broker, bank, or other nominee rather than directly in their own name. There are some distinctions between shares held of record and shares owned beneficially, specifically:
Shares held of record
If your shares are registered directly in your name with Groupon’s transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by Groupon. As a stockholder of record, you have the right to grant your voting proxy directly to Groupon or to vote in person at the Annual Meeting. Groupon has enclosed a proxy card for you to use. You may also submit voting instructions via the Internet or by telephone as described below under “How can I vote my shares without attending the Annual Meeting?”
Shares owned beneficially
If your shares are held in a stock brokerage account or by a broker, bank, or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank, or other nominee, who is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank, or other nominee as to how to vote the shares in your account, and you are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request and receive a valid proxy from your broker, bank, or other nominee. Your broker, bank, or other nominee has enclosed a voting instruction form for you to use to direct the broker, bank, or other nominee as to how to vote your shares. Many brokers or banks also offer voting via the Internet or by telephone. Please refer to the voting instruction form provided by your broker, bank, or other nominee for instructions on the voting methods they offer.
Q: May I attend the Annual Meeting?
A: You are invited to attend the Annual Meeting if you are a stockholder of record or a beneficial owner as of April 18, 2019. If you are a stockholder of record, you must bring proof of identification. If you hold your shares through a broker, bank, or other nominee, you will also need to provide proof of ownership by bringing either a copy of the voting instruction form provided by your broker or a copy of a brokerage statement showing your share ownership as of April 18, 2019. Use of cameras, recording devices, computers and other electronic devices, such as smart phones and tablets, will not be permitted at the Annual Meeting. Photography and video are prohibited at the Annual Meeting. Attendees will be subject to security inspections.
Q: How can I vote my shares in person at the Annual Meeting?
A: Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to vote in person, please bring proof of identification. Even if you plan to attend the Annual Meeting, Groupon recommends that you submit a proxy with respect to the voting of your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Shares held in street name through a brokerage account or by a broker, bank, or other nominee may be voted in person by you only if you obtain a valid proxy from your broker, bank, or other nominee giving you the right to vote the shares.
Q: How can I vote my shares without attending the Annual Meeting?
A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote by proxy or submit a voting instruction form without attending the Annual Meeting. If you hold your shares directly as the stockholder of record, you may submit your proxy via the Internet, by telephone, or by completing and mailing your proxy card in the enclosed pre-paid envelope. Telephone and Internet voting facilities for stockholders of record will be available 24 hours per day. You may vote over the telephone or via the Internet until 10:59 p.m. Central Time on June 12, 2019. If you hold your shares beneficially in street name, your broker or bank may offer voting via the Internet or by telephone or you may mail your voting instruction form in the enclosed prepaid envelope. Please refer to the enclosed materials for details.
Q: Can I change my vote or revoke my proxy?

50 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

A: If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	delivering a timely written notice of revocation to our Corporate Secretary at our corporate headquarters (600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654, Attention: Corporate Secretary);

•	submitting a new, later dated proxy via the Internet, by telephone, or by mail to our Corporate Secretary at our corporate headquarters; or

•	attending the Annual Meeting and voting in person (attendance at the Annual Meeting will not, by itself, revoke a proxy).
If your shares are held in a brokerage account by a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee.
Q: How are votes counted?
A: In the election of directors, you may vote “FOR" or “WITHHOLD” with respect to each of the nominees. In tabulating the voting results for the election of directors, only votes “FOR” director nominees are counted. “WITHHOLD” votes will not have an effect on the outcome of the election of directors.
For the ratification of the appointment of Deloitte as our independent registered public accounting firm for fiscal year 2019, for the advisory vote to approve our Named Executive Officer compensation, the amendment to the 2011 Incentive Plan, and the amendment to the 2012 Employee Stock Purchase Program, you may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to each of these proposals. If you elect to abstain from voting on any of these proposals, the abstention will have the same effect as an “AGAINST” vote with respect to such proposal.
If you sign and return your proxy card or voting instruction form without giving specific voting instructions, your shares will be voted as recommended by our Board. If you are a beneficial holder and do not return a voting instruction form, your broker may only vote on the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for fiscal year 2019, which is the only “routine matter” on our agenda. For additional information regarding treatment of “routine” and “non-routine” matters, please see “What are broker non-votes and what effect do they have on the proposals?” below.
Q: Who will count the votes?
A: A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as the inspector of election.
Q: What is the quorum requirement for the Annual Meeting?
A: The quorum requirement for holding and transacting business at the Annual Meeting is a majority of the aggregate voting power of the capital stock entitled to be voted at the Annual Meeting. The shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.
Q: What is the voting requirement to approve each of the proposals?
A: Directors will be elected by a plurality of the votes cast in the election of directors. A plurality means that the nine persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected.
The affirmative vote of a majority of the votes represented by shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve each of the following proposals: (i) the ratification of the appointment of Deloitte as our independent registered public accounting firm for fiscal year 2019, (ii) the advisory vote to approve our Named Executive Officer compensation, (iii) the amendment to the 2011 Incentive Plan, and (iv) the amendment to the Purchase Plan.
Q: What are broker non-votes and what effect do they have on the proposals?
A: Generally, broker non-votes occur when shares held by a broker, bank, or other nominee in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker, bank, or other nominee (i) has not received voting instructions from the beneficial owner and (ii) lacks discretionary voting power to vote those shares with respect to that particular proposal.
A broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares. The ratification of the appointment of Deloitte as our independent registered public accounting firm is a routine matter. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on

51 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

“non-routine” matters, such as the election of our directors, the advisory vote to approve our Named Executive Officer compensation, the amendment to the 2011 Incentive Plan, and the amendment to the Purchase Plan.
If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors, the advisory vote to approve our Named Executive Officer compensation, the amendment to the 2011 Incentive Plan, and the amendment to the Purchase Plan. If you hold your shares in street name and you do not instruct your broker, bank, or other nominee how to vote in the election of directors, no votes will be cast on your behalf.
Broker non-votes are counted for purposes of determining whether or not a quorum exists for the transaction of business at the Annual Meeting, but will not be counted for purposes of determining the number of shares represented and voted with respect to an individual proposal, and, therefore, will have no effect on the outcome of the vote on the election of directors, which requires a plurality of votes cast at the Annual Meeting, or the advisory vote to approve our Named Executive Officer compensation, the amendment to the 2011 Incentive Plan, and the amendment to the Purchase Plan, each of which require a majority of votes present and entitled to vote at the Annual Meeting. Thus, if you do not give your broker specific voting instructions, your shares will not be voted on such “non-routine” matters and will not be counted in determining the number of shares necessary for approval.
Q: What does it mean if I receive more than one proxy card or voting instruction form?
A: It means your shares are registered under different names or are held in more than one account. Please provide voting instructions for each proxy card and voting instruction form you receive to ensure that all of your shares are voted.
Q: Where can I find the voting results of the Annual Meeting?
A: We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K that we expect to file with the SEC within four business days of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose preliminary voting results and, within four business days after the final results are known, we will file an amended Form 8-K with the SEC to disclose the final voting results.
Q: Who will bear the cost of soliciting votes for the Annual Meeting?
A: The Board is soliciting your proxy to vote your shares of common stock at the Annual Meeting. Groupon will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Groupon will provide copies of these proxy materials to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of our common stock beneficially owned by others so that they may forward these proxy materials to the beneficial owners. Groupon may reimburse brokerage firms and other persons representing beneficial owners of shares for their out-of-pocket expenses in forwarding solicitation materials to such beneficial owners. Solicitations may also be made by personal interview, mail, telephone, facsimile, email, or otherwise by directors, officers, and other employees of Groupon, but Groupon will not additionally compensate its directors, officers, or other employees for these services.
Q: How can I get electronic access to the proxy statement and Annual Report?
A: The Notice provides you with instructions regarding how to view our proxy materials for the Annual Meeting on the Internet and request that we send our future proxy materials to you by mail or by email. By accessing the proxy materials on the Internet or choosing to receive your future proxy materials by email, you will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. If you choose to receive future proxy materials by mail, you will receive a paper copy of those materials, including a form of proxy. Your election to receive proxy materials by mail or email will remain in effect until you notify us that you are terminating your request.
Q: How do I obtain a separate set of proxy materials if I share an address with other stockholders?
A: To reduce expenses, in some cases, we are delivering one set of proxy materials to certain stockholders who share an address, unless otherwise requested. This delivery method is referred to as “householding” and can result in cost savings to us. A separate proxy card is included in the proxy materials for each of these stockholders. If you reside at such an address and wish to receive a separate copy of the proxy materials, including our annual report, you may contact Broadridge Financial Solutions, Inc. by telephone at 1-866-540-7095 or mail at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department or Groupon’s Investor Relations by telephone at 312-334-1579 or mail at 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654, Attention: Investor Relations.

52 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

You may also contact Broadridge or Groupon’s Investor Relations at the telephone numbers and addresses above if you would like to receive separate proxy materials in the future or if you are receiving multiple copies of our proxy materials and would like to receive only one copy in the future.
Q: How can I obtain an additional proxy card or voting instruction form?
A: If you lose, misplace, or otherwise need to obtain a proxy card or voting instruction form and:

•
you are a stockholder of record, contact Groupon’s Investor Relations by mail at 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654, email at IR@groupon.com or by telephone at 312-334-1579; or

•	you are the beneficial owner of shares held indirectly through a broker, bank, or other nominee, contact your account representative at that organization.
Q: Who is the Company's proxy solicitor?
A: The Company has engaged a proxy solicitor, D.F. King & Co., Inc., to encourage voting by our stockholders for a base fee of $15,000, plus reimbursable expenses and customary charges. Proxies may also be solicited by certain of the directors, officers and employees of the Company, without additional compensation. The Company will bear the cost of soliciting proxies. In addition, the Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.
If you have any other questions about the Annual Meeting or how to vote or revoke your proxy, you may contact our proxy solicitor at at D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005 or by telephone at 877-283-0319.

53 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

PROPOSALS TO BE VOTED
ON AT THE MEETING
Proposal 1
Election of Directors
Our Board currently has nine members. See “Board of Directors.” Set forth below is a list of the nine director nominees for election at the Annual Meeting to hold office for a one-year term until the next annual meeting of stockholders. Directors are elected by a plurality of the votes cast at the Annual Meeting. The nominees were evaluated and recommended by the Nominating Committee in accordance with its charter and our Corporate Governance Guidelines. For additional information about the nominees and their qualifications, please see “Board of Director Biographies.”

Each director nominee listed below has consented to being named in this proxy statement and to serve if elected. However, if any nominee becomes unable to serve, proxy holders will have discretion and authority to vote for another nominee proposed by our Board. Alternatively, our Board may reduce the number of directors to be elected at the Annual Meeting.
Our Board unanimously recommends a vote "FOR" the election to the Board of each of the following nominees:

Name	Position	Independent
Rich Williams	Chief Executive Officer and Director	No
Eric Lefkofsky	Chairman of the Board	Yes
Theodore Leonsis	Director	Yes
Michael Angelakis	Director	Yes
Peter Barris	Director	Yes
Robert Bass	Director	Yes
Joseph Levin	Director	Yes
Deborah Wahl	Director	Yes
Ann Ziegler	Director	Yes
Proxies solicited by the Board will be voted "FOR" each of the director nominees named above unless stockholders specify a contrary vote.

54 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Proposal 2
Ratification of Independent Registered Public Accounting Firm
The Audit Committee of the Board has appointed Deloitte as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2019. During 2018, Deloitte served as our independent registered public accounting firm and also provided certain tax and other services. For additional information, see “Independent Registered Public Accounting Firm—Fees of Independent Registered Public Accounting Firm.” Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of Groupon and its stockholders. If the appointment is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of Deloitte are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.
Ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2019 requires the affirmative vote of a majority of the votes represented by the shares of our common stock present at the Annual Meeting in person or by proxy and entitled to vote.
Our Board unanimously recommends a vote "FOR" the ratification of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

55 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Proposal 3
Advisory Approval of Our Named Executive Officer Compensation
As required by Section 14A of the Exchange Act, we are asking for your advisory vote to approve the following resolution (the “say-on-pay” resolution):
“RESOLVED, that the stockholders approve, in a nonbinding vote, the compensation of the company’s Named Executive Officers, as disclosed in this proxy statement.”
Advisory approval of this proposal requires the affirmative vote of a majority of the votes represented by the shares of our common stock present at the Annual Meeting in person or by proxy and entitled to vote.
We intend to offer our stockholders the opportunity to cast an advisory vote on executive compensation on an annual basis. Because your vote on the compensation of our Named Executive Officers is advisory, it will not be binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding compensation of our Named Executive Officers.
We are asking that stockholders vote to support the foregoing “say-on-pay” resolution, for the following reasons:

•
Pay for Performance: For 2018, we designed our compensation practices such that a significant portion of the Named Executive Officers’ total pay packages consist of annual performance-based bonuses and equity-based awards, and therefore the value of the pay packages is tightly correlated with Groupon’s performance.

•
Sound Design: We designed our executive officer compensation programs to attract, motivate and retain the key executives who drive our success. We also designed our pay packages to align the interests of our executives with those of our long-term stockholders. We achieve our objectives through an executive compensation program that is designed to:

•	Recruit and retain talented and experienced individuals who are able to develop, implement, and deliver on long-term value creation strategies;

•	Ensure that our compensation is reasonable and competitive with the pay packages made available to executives at companies with which we compete for executive talent;

•	Provide a substantial portion of each executive’s compensation in elements that are directly tied to our long-term value and growth;

•	Reward both company and individual performance and achievement; and

•	Ensure that our compensation structure does not encourage unnecessary and excessive risk-taking.
Our Board unanimously recommends a vote "FOR" the approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers as disclosed in this proxy statement.

56 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Proposal 4
Approval of the Amendment to the Groupon, Inc. 2011 Incentive Plan
We are requesting that our stockholders approve an amendment (the “Amendment”) to the 2011 Incentive Plan, which was established effective August 17, 2011, and has been amended several times since that date, most recently on October 31, 2016. The 2011 Incentive Plan was first approved by stockholders in 2012. The Amendment has been approved and adopted by our Board, subject to approval by our stockholders, and is now being submitted for stockholder approval, with an effective date of June 13, 2019, in order to, among other items, approve an additional 37,500,000 shares to be authorized for issuance under the 2011 Incentive Plan. The key terms of the Amendment are described in additional detail below.
Key Terms
We are requesting that our stockholders approve the Amendment, which would add 37,500,000 shares to the 2011 Incentive Plan. As of March 31, 2019, we had 42,997,198 shares remaining available for issuance under future awards. If this increase is approved, then as of March 31, 2019, we would have had 80,497,198 shares available for issuance for future awards under the 2011 Incentive Plan. We believe that this increase in shares will allow us to continue to issue shares under the 2011 Incentive Plan for two to three years based on our current and anticipated grant practices, subject to oversight and approval of the Compensation Committee. The Board believes that this increase is necessary to continue to be aligned with our business strategy and culture to attract and retain talent, and to reward employees for strong business results and individual performance. The closing trading price of a share of Groupon common stock on the Nasdaq global select market on April 24, 2019 was $3.50.
In addition to the increase in shares available for issuance as described above, the Amendment would also result in the following material differences to the 2011 Incentive Plan, as currently in effect:

•
The Amendment removes terms, conditions, definitions and requirements relating to the qualified performance-based exception to Section 162(m) of the Code, which exception is no longer available for new awards under the 2011 Incentive Plan due to tax reform legislation and allows for the plan administrator to choose from essentially any criteria in selecting performance metrics applicable to awards under the 2011 Incentive Plan;

•
The Amendment provides that in the case of a change in control, if the surviving or acquiring company (or parent company thereof) does not assume or substitute an outstanding award with a substantially similar award, such outstanding award will become fully vested or exercisable in full as of immediately prior to the closing of the change in control, with any performance conditions applicable to such outstanding award deemed satisfied at the level determined by the Compensation Committee in its sole discretion;

•
The Amendment provides that the time-based vesting of options and SARs will be fully accelerated upon the death of a participant, and any time-based service restrictions on full value awards shall immediately lapse upon the death of a participant;

•	The Amendment incorporates certain other technical revisions in response to changes in the law and other clarifying changes; and

•	The Amendment extends the term of the 2011 Incentive Plan to June 13, 2029 (10 years from the effective date of the Amendment).
Equity Usage
In developing our share request for the 2011 Incentive Plan and analyzing the impact of utilizing equity on our shareholders, the Board considered our equity usage and “overhang.” Equity usage provides a measure of the potential dilutive impact of our annual equity award program. Set forth below is a table that reflects our equity usage for 2017 and 2018, as well as the average over those years.

Fiscal Year	Award Shares Granted	Basic Weighted Average Number of Common Shares Outstanding	Gross Equity Usage(1)
2018	23,362,855	566,511,108	4.12%
2017	27,944,080	559,367,075	5.00%
Two Year Average	25,653,468	562,939,092	4.56%

(1)	“Gross Equity Usage” is defined as the number of equity awards granted in the year divided by the basic weighted average number of common shares outstanding.
Overhang is a measure of potential dilution and is defined as the sum of (i) the total number of shares underlying all equity awards outstanding and (ii) the total number of shares available for future award grants, divided by: the sum of (a) the total number of shares underlying all equity awards outstanding, (b) the total number of shares available for future award grants and (c) the basic weighted average common shares outstanding for the most recently completed fiscal year. Our overhang at December 31, 2018 was 13.11%. If the 37,500,000 shares proposed to be authorized for grant under the 2011 Incentive Plan are included in the calculation, our overhang would have been 17.83% at December 31, 2018, which assumes no repurchases under our stock existing repurchase program.

57 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

If we do not obtain requisite stockholder approval of the Amendment to our 2011 Incentive Plan as described above, the current 2011 Incentive Plan will remain in effect.
Equity Compensation Plan
The following is a summary of the key provisions of the 2011 Incentive Plan, as proposed to be amended by the Amendment. This summary, however, does not purport to be a complete description of all the provisions of the 2011 Incentive Plan and is qualified in its entirety by the copy of the 2011 Incentive Plan, as proposed to be amended, which is attached as Appendix B.
Purpose of the 2011 Incentive Plan. The 2011 Incentive Plan provides a variety of equity-based and cash incentives designed to motivate, retain and attract employees, directors, consultants, independent contractors, agents and other service providers to Groupon through the acquisition of a larger personal financial interest in Groupon.
Eligible Award Recipients. Officers and other employees of Groupon or its subsidiaries, as well as non-employee directors and consultants, independent contractors and agents of Groupon or its subsidiaries are eligible to participate in the 2011 Incentive Plan. There are currently approximately 5 executive officers, 6,300 other employees, and 8 non-employee directors that are eligible to participate. Although they are eligible for awards, it is the Company’s current practice to grant awards to consultants and independent contractors only occasionally. In 2018, we granted awards under the 2011 Incentive Plan to 6 executive officers, 1,651 other employees and 8 non-employee directors, and no consultants or independent contractors.  Subject to the terms and conditions of the 2011 Incentive Plan, the Compensation Committee will determine and designate, in its discretion, from time to time, from among these categories those persons who will be granted one or more awards under the 2011 Incentive Plan.
Administration. The 2011 Incentive Plan is administered by the Compensation Committee of the Board. The Compensation Committee has the discretion to grant awards under the 2011 Incentive Plan, to determine the terms thereof, to interpret the provisions of the 2011 Incentive Plan and to take action as it deems necessary or advisable for the administration of the 2011 Incentive Plan. The Compensation Committee may provide a limited delegation of authority to Groupon’s management to approve certain awards under the 2011 Incentive Plan.
Number of Authorized Shares. The 2011 Incentive Plan provides for awards during the term of the 2011 Incentive Plan with respect to a maximum of 150,000,000 shares of common stock, which amount will be increased to 187,500,000 shares if this proposal is approved, plus any shares that were unissued and become available for issuance under the 2010 Plan, subject to adjustment as described below (the “Share Pool”). Under the terms of the 2011 Incentive Plan, up to 30,000,000 shares may be granted as incentive stock options (“ISOs”) (discussed below). The maximum number of shares that may be covered by awards granted to any one participant during any calendar year is 7,500,000 (and the maximum number of shares covered by awards granted to any non-employee director (based on grant date value) may not exceed $750,000 in value in any calendar year, when taken together with any cash fees paid to such director in that year with respect to such director's service as a director of the Company). The maximum amount payable pursuant to a cash incentive award to any participant during any calendar year is $5,000,000. The number and class of shares available under the 2011 Incentive Plan and/or subject to outstanding awards will be equitably adjusted by the Compensation Committee (as determined by the Compensation Committee in its sole discretion) in the event of various changes in the capitalization of Groupon to preserve the benefits or potential benefits of the awards. To the extent that an award under the 2011 Incentive Plan expires, is canceled, forfeited, or otherwise terminated without delivery of shares, the shares retained by or returned to Groupon generally will be available for future grants under the 2011 Incentive Plan. In addition, in the case of any award granted in assumption of or in substitution for an award of a company or business acquired by Groupon or a subsidiary or affiliate or with which Groupon or a subsidiary or affiliate combines, shares issued or issuable in connection with such substitution award will not be counted against the Share Pool or the limit on the number of shares that may be covered by awards granted to any one participant during any calendar year. Shares subject to an award under the 2011 Incentive Plan may again be made available for issuance under the Plan if such shares are: (i) shares that were subject to a stock-settled SAR (as defined below) and were not issued or delivered upon the net settlement of such SAR; and (ii) shares delivered to or withheld by Groupon to pay the exercise price or the withholding taxes related to an outstanding award.
Type of Awards. The following forms of awards may be granted to eligible award recipients, subject to such terms, conditions and provisions as the Compensation Committee may determine to be necessary or desirable: (i) ISOs; (ii) nonstatutory stock options (“NSOs”); (iii) share-settled or cash-settled stock appreciation rights (“SARs”); (iv) full value awards, including restricted stock, restricted stock units, deferred stock, deferred stock units, performance shares and performance share units; and (v) cash incentive awards.
Options and Stock Appreciation Rights. The Compensation Committee is authorized to grant ISOs, NSOs and SARs in tandem with or as a component of other awards or SARs not in conjunction with other awards. Except with respect to options/SARs that are assumed, substituted or converted in connection with certain corporate transactions (“substitute awards”), the exercise price per share of an option will in no event be less than 100% (or less than 110% for certain ISO grants) of the fair market value per share of Groupon common stock underlying the award on the date of grant and may be exercised on a “net exercise” basis. The Compensation Committee has the discretion to determine the exercise price and other terms of SARs, except that (i) the exercise price of a tandem SAR cannot be less than the exercise price of the underlying option, and (ii) the exercise price of a freestanding SAR will be fixed as of the date of grant and will not

58 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

be less than the fair market value of a share of common stock on the grant date. Without the approval of stockholders, Groupon will not amend or replace previously granted options or SARs in a transaction that constitutes a “repricing” within the meaning of the rules of the NASDAQ.
The Compensation Committee will set the terms and conditions of vesting and exercise for options and SARs, and the Compensation Committee will determine the methods by which an option or SAR may be exercised. Upon the exercise of a SAR, the participant is entitled to receive shares having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one share of common stock as of the date of exercise over (ii) the exercise price of the shares covered by the SAR, or the portion thereof being exercised. As a general matter, options and SARs (other than substitute awards, as applicable) granted under the 2011 Incentive Plan will have a minimum vesting period of one year, except that the exercisability and vesting of options and SARs (i) will be fully accelerated upon the death of the participant and (ii) may be accelerated (in whole or in part) as determined by the Compensation Committee in the event of a participant’s disability, retirement or involuntary termination in connection with a change in control.
Options and SARs will expire at such time as the Compensation Committee determines; provided, however, that no option or SAR may be exercised more than ten years from the grant date.
Full Value Awards. The Compensation Committee may grant full value awards in the form of restricted stock, restricted stock units, deferred stock, deferred stock units, performance shares or performance share units to participants. The grant, issuance, retention, vesting and/or settlement of such full value awards will occur at such times and in such installments as determined by the Compensation Committee. The Compensation Committee will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of these full value awards subject to continued employment, passage of time and/or performance conditions (or, in the case of performance share units, a combination of the foregoing) as deemed appropriate by the Compensation Committee. However, any time-based service restrictions on full value awards will immediately lapse upon the death of the participant.
Holders of restricted stock have all the rights of a stockholder, such as the right to vote the shares or receive dividends and other distributions, except to the extent restricted by the terms of the 2011 Incentive Plan or any award document relating to the restricted stock and subject to any mandatory reinvestment or other requirement imposed by the Compensation Committee. Holders of restricted stock units and deferred stock units will not have any such stockholder rights until shares have been issued to them upon vesting, although the Compensation Committee may provide for dividend equivalent rights. No dividends or dividend equivalents will be paid on restricted stock units, deferred stock units or performance share unit awards prior to vesting, or if applicable, the satisfaction of the underlying performance conditions.
Cash Incentive Awards. The Compensation Committee may grant cash incentive awards that may be contingent on the achievement of a participant’s performance objectives over a specified period established by the Compensation Committee. The grant of cash incentive awards may also be subject to other conditions, restrictions and contingencies, as determined by the Compensation Committee. Cash incentive awards may include the right to receive payment of cash or shares having the value equivalent to the cash otherwise payable.
Certain Events of Forfeiture. The Compensation Committee has the discretion to add forfeiture provisions to any grant under the 2011 Incentive Plan, including forfeiture for violation of a restrictive covenant set forth in any applicable award agreement.
Change in Control. In the event of a change in control of Groupon, the Board has discretion to take such actions as it deems appropriate including, but not limited to requiring that outstanding options and SARs or other equity awards become fully vested and exercisable and, in certain cases, paid to participants and providing that the performance period applicable to performance-based awards will lapse and/or the performance goals for such awards will be deemed to be satisfied. If the company resulting from, surviving or succeeding Groupon following a change in control transaction does not assume or substitute an outstanding award in accordance with the terms of the 2011 Incentive Plan, then the outstanding award will become fully vested or exercisable immediately prior to the change in control (with performance conditions deemed satisfied at the level determined by the Compensation Committee in its sole discretion).
Clawback Policy. Any compensation earned or paid under the 2011 Incentive Plan is subject to forfeiture, recovery by Groupon, or other action pursuant to any clawback or recoupment policy which Groupon may adopt from time to time, including without limitation any such policy which Groupon may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.
Adjustments to Shares. In the event there is a change in the capital structure of Groupon as a result of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off or other similar corporate change, or any distribution to stockholders holdings shares other than regular cash dividends, the Compensation Committee shall make an equitable adjustment (in the manner and form determined in the Compensation Committee’s sole discretion) in the number of shares and forms of the awards authorized to be granted under the 2011 Incentive Plan, including any limitation imposed on the number of shares with respect to which an award may be granted in the aggregate under the 2011 Incentive Plan or to any participant, and make appropriate adjustments (including exercise price) to any outstanding awards.
Tax Withholding and Tax Offset Payments. The Compensation Committee is authorized to withhold from awards and related payments amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an award by withholding common stock or other property to satisfy such withholding requirements or by taking certain other actions. For participants who are subject

59 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

to Section 16 of the Exchange Act, shares will be withheld from the applicable equity-based award to satisfy withholding obligations, unless otherwise determined by the Compensation Committee. In addition, shares withheld under the 2011 Incentive Plan may only be used to satisfy the minimum tax withholding required by applicable law (or other rates that will not have a negative accounting impact).
Term of 2011 Incentive Plan. Unless earlier terminated by the Board, the authority of the Compensation Committee to make grants under the 2011 Incentive Plan will terminate on the date that is ten years after the date upon which the Board adopted the Amendment.
Amendment and Termination. The Board may suspend, amend or terminate the 2011 Incentive Plan; provided, however, that Groupon’s stockholders will be required to approve any amendment (i) to the extent required by law or the NASDAQ rules; or (ii) that would alter the 2011 Incentive Plan’s provisions restricting Groupon’s ability to grant options and SARs with an exercise price that is not less than the fair market value of the underlying options or SARs with an exercise price that is not less than the fair market value of the underlying common stock.
Awards granted prior to a termination of the 2011 Incentive Plan will continue in accordance with their terms following such termination. No amendment, suspension or termination of the 2011 Incentive Plan will adversely affect the rights of a participant in awards previously granted without such participant’s consent.
Certain Federal Income Tax Consequences. The following is a general description of certain significant United States federal income tax consequences, under the Code, as in effect on the date of this summary, applicable to Groupon and participants in connection with awards under the 2011 Incentive Plan. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. If an award constitutes nonqualified deferred compensation and fails to comply with Section 409A of the Code, the award will be subject to immediate taxation and tax penalties in the year the award vests. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or non-United States tax consequences, or the effect of gift, estate or inheritance taxes. Because individual circumstances may vary, we advise all participants to consult their own tax advisor concerning the tax implications of awards granted under the 2011 Incentive Plan.
The grant of options under the 2011 Incentive Plan will not, in itself, result in the recipient of the option realizing taxable income or Groupon realizing an income tax deduction. However, the transfer of shares to an option holder upon exercise of the option may or may not give rise to taxable income to the option holder and a tax deduction for Groupon, depending upon whether such option is a NSO or an ISO.
The exercise of an NSO by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for Groupon, in the amount equal to the excess of fair market value of the shares received at the time of exercise over the exercise price. Any subsequent gain that the option holder recognizes when he or she later sells or disposes of the shares will be short-term or long-term capital gain, depending on how long the shares were held.
The exercise of an ISO generally does not result in the immediate recognition of taxable ordinary income by the option holder; however, for purposes of the alternative minimum tax under the United States tax laws, the excess of the fair market value of the shares acquired upon exercise of an ISO (determined at the time of exercise) over the exercise price of the ISO will be considered income. If the recipient was continuously employed from the date of grant until the date three months prior to the date of exercise and such recipient does not sell the shares received pursuant to the exercise of the ISO within the earlier of: (i) two years after the date of the grant of the ISO, or (ii) one year after the date of exercise, a subsequent sale of such shares will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to Groupon.
If the recipient is not continuously employed from the date of grant until the date three months prior to the date of exercise of an ISO, then the special tax rule described in the preceding paragraph does not apply and the exercise is treated as though the option exercised as an NSO. Furthermore, if such recipient disposes of shares acquired upon the timely exercise of the ISO within either of the time periods described in the immediately preceding paragraph, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) fair market value of such shares on the date of exercise over the exercise price and (ii) the amount realized upon disposition over the exercise price. In such event, Groupon generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain realized in such disposition in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).
The granting of SARs does not, in itself, result in taxable income to the recipient of a SAR or a tax deduction for Groupon. Upon exercise of a SAR, the amount of any cash and/or the fair market value of any of our shares received as of the exercise date are taxable to the participant as ordinary income and deductible by Groupon.
A participant will not recognize any taxable income upon the award of shares of restricted stock which are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock, if any, prior to the lapse of restrictions applicable to that stock, or dividend equivalents paid with respect to unvested restricted stock units, will be taxable as compensation income to the participant.
Generally, a participant will recognize taxable ordinary income in connection with restricted shares when the shares become transferable and are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares at the time such restrictions lapse. However, a participant may elect to recognize taxable ordinary income upon the award date of restricted stock based on the fair market value of the shares subject to the award on the date of the award. If a participant makes such an election, any dividends

60 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse.
Assuming compliance with the applicable reporting requirements, Groupon will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in the same taxable year that the participant recognizes that ordinary income. The granting of restricted stock units does not result in taxable income to the recipient of a restricted stock unit or a tax deduction for Groupon. The amount of cash received or the then-current fair market value of shares received following vesting and delivery of the underlying shares with respect to the restricted stock unit is taxable to the recipient as ordinary income and deductible by Groupon.
The granting of full value awards (such as restricted stock units, deferred stock units and performance share units) or cash incentive awards subject to performance conditions generally should not result in the recognition of taxable income by the recipient or a tax deduction by Groupon. The payment or settlement of any such award should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash received or the then-current fair market value of the shares received, and a corresponding tax deduction by Groupon. If shares or any portion of the cash settlement covered by the award are not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant and Groupon will be similar to the tax consequences of restricted stock awards, previously described. If the award consists of unrestricted shares, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and Groupon will be entitled to a corresponding tax deduction.
Under certain circumstances, accelerated vesting, exercise or payment of awards under the 2011 Incentive Plan in connection with a “change of control” may be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent it is so considered, the participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and Groupon would be denied a tax deduction for the excess parachute payment.
New Plan Benefits under the 2011 Incentive Plan
Other than (i) the performance share unit awards promised to certain executives but not yet granted and (ii) the annual grant of restricted stock units and the award of deferred stock units to our non-employee directors under our Non-Employee Directors’ Compensation Plan (as set forth in the table below), equity-based or cash compensation awards to be granted in the future under the 2011 Incentive Plan, as amended, to eligible individuals, including current and future employees, officers and directors, cannot be determined at this time, as actual awards will be made at the discretion of the Compensation Committee. For an understanding of the equity-based compensation awards made in the past to our executives, see the “Grants of Plan-Based Awards in 2018” table and the “Outstanding Equity Awards at 2018 Year-End” table. The table below shows the PSUs, RSUs and DSUs noted above.

Name and Position	Dollar Value of PSUs(1)	Number of PSUs(2)	Dollar Value of RSUs	Number of RSUs	Dollar Value of Deferred Stock Units	Number of Deferred Stock Units
Rich Williams	1,994,670	561,879	-	-	-	-
Dane Drobny	0	0	-	-	-	-
Steve Krenzer	706,074	198,894	-	-	-	-
Mike Randolfi	0	0	-	-	-	-
Melissa Thomas	0	0	-	-	-	-
Brian Stevens	0	-	-	-	-	-
Executive Group Total	2,700,744	760,773	-	-	-	-
Non-Executive Director Group	-	-	1,443,333 (3)	406,573 (4)	115,834 (5)	32,629 (6)
Non-Executive Officer Employee Group	700,585	197,348	168,000 (7)	47,324 (8)	-	-

(1)
The value set forth in this column is determined using the closing price of the Company’s common stock on the Nasdaq Global Select Market of $3.55 on March 29, 2019 and multiplied by the number of PSUs to be granted in the future.

(2)	The PSUs set forth on these lines represent commitments made in 2016 and 2017 for shares to be granted in 2020, 2021 and 2022.

(3)
Under the Director Compensation Plan, in 2019, each of our non-employee directors is expected to receive an RSU grant with a value of $175,000; and the Audit, Compensation and Nominating and Governance Committee Chairs are expected to receive additional RSU grants of $20,000, $13,333 and $10,000, respectively.

(4)
The number of RSUs set forth on this line is determined by dividing the expected aggregate 2019 RSU grant value under the Director Compensation Plan by the closing price of the Company’s common stock on the Nasdaq Global Select Market of $3.55 on March 29, 2019.

(5)	The value set forth on this line is determined based on the 2019 quarterly cash retainers under the Director Compensation Plan that our directors have elected to defer into deferred stock units.

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(6)
The number of shares set forth on this line is determined by dividing the the 2019 quarterly cash retainer under our Non-Employee Director Compensation Plan that our directors have elected to defer into deferred stock units by the closing price of the Company’s common stock on the Nasdaq Global Select Market of $3.55 on March 29, 2019.

(7)	This value set forth on this line represents RSU grants to be awarded in July 2019, subject to Compensation Committee approval.

(8)
The number of shares set forth on this line is determined by dividing the RSU dollar value by the closing price of the Company’s common stock on the Nasdaq Global Select Market of $3.55 on March 29, 2019.

Approval of this proposal requires the affirmative vote of a majority of the votes represented by the shares of our common stock present at the Annual Meeting in person or by proxy and entitled to vote.

Our Board unanimously recommends a vote "FOR" the Amendment to the
2011 Incentive Plan.
Proxies solicited by the Board will be voted "FOR" this proposal unless stockholders specify a contrary vote.

62 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Proposal 5
Approval of The Amendment to the Groupon, Inc. 2012 Employee Stock Purchase Plan
We are requesting that our stockholders approve an amendment to the Purchase Plan. The amendment to the Purchase Plan is being submitted for stockholder approval in order to approve an additional 10,000,000 shares to be authorized for issuance under the Purchase Plan.
Key Terms
10,000,000 shares of our common stock were reserved for issuance under the Purchase Plan in 2012 for use. We are requesting that our stockholders approve an additional 10,000,000 shares to be added as available for purchase under the Purchase Plan. As of March 31, 2019, we had 1,441,547 shares remaining available for purchase. We believe that this increase in shares available for purchase will allow us to continue to provide shares for purchase for six to seven years based on our historical and anticipated Purchase Plan utilization. The closing trading price of a share of Groupon common stock on the Nasdaq global select market on April 24, 2019 was $3.50.
Purpose
The Purchase Plan is intended to meet the requirements of an "employee stock purchase plan," as defined in Section 423 of the Code. The purpose of the Purchase Plan is to provide eligible employees of Groupon and its participating affiliates with the opportunity to acquire a proprietary interest in Groupon through participation in a payroll deduction-based employee stock purchase plan that is tax qualified under Code Section 423. The Board views the Purchase Plan as a positive development for stockholders, as it more closely aligns the interests of our employees with the interests of our stockholders.
Under the Purchase Plan, our employees have an opportunity to acquire shares of Groupon common stock at a specified discount from the fair market value as permitted by Code Section 423. The Compensation Committee will administer the Purchase Plan and the Board may amend or terminate the Purchase Plan subject to obtaining any required stockholder approval.
Equity Utilization
When considering the number of additional shares to add to the Purchase Plan, the Compensation Committee reviewed, among other things, the potential dilution to our current stockholders as measured by equity usage and overhang and projected future share usage. Annual purchases under the Purchase Plan for the preceding three fiscal years, on average, have resulted in total annual issuances of approximately 1,723,500 shares of common stock per year for an average equity usage of approximately 0.30%. The equity usage is the ratio of the number of shares of common stock issued under the Purchase Plan during a fiscal year to the number of Groupon’s weighted average common shares outstanding at the corresponding fiscal year end.
The approximately 2,160,844 shares available under the Purchase Plan as of December 31, 2018 represent an overhang of approximately 0.38%. If the amendment to the Purchase Plan is approved, the additional 10,000,000 shares would increase the overhang to 2.10%. We calculate “overhang” as the total of (a) shares available for issuance under the Purchase Plan, divided by (b) the basic weighted average common shares outstanding and shares available for issuance under the Purchase Plan.
Employee Stock Purchase Plan
The following is a summary of the key provisions of the Purchase Plan, as proposed to be amended. This summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan and is qualified in its entirety by the copy of the Purchase Plan, as proposed to be amended, which is attached as Appendix C.
Administration. The Purchase Plan will be administered by our Board or a committee appointed by the Board. Such administrator has full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration are paid by Groupon without charge to participants.
Common shares subject to the Employee Stock Purchase Plan. 20,000,000 shares of our common stock have been reserved for issuance under the Purchase Plan over the term of the Purchase Plan. The shares may be made available from authorized but unissued shares of our common stock. Any shares issued under the Purchase Plan will reduce, on a share-for-share basis, the number of shares available for subsequent issuance under the Purchase Plan.
During any one calendar year, a participant may not purchase more than $25,000 worth of our common stock pursuant to the Purchase Plan, as measured using the fair market value of our shares on the opening date of the offering period, and a participant will not be granted a purchase right if, immediately after the purchase right grant, the participant would own or would be able to own 5% or more of the total

63 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

voting power or value of all classes of our stock (or any parent corporation or subsidiary corporation). In addition, in each offering period, any one participant may not purchase more than 5,000 shares.
Should the total number of shares of our common stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares available for issuance under the Purchase Plan at that time, then the Plan Administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the common stock allocated to such individual, will be refunded.
In the event that any change is made to the outstanding shares of our common stock by reason of any recapitalization, reincorporation, stock split, stock dividend or other change in corporate structure without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Purchase Plan, (ii) the maximum number and/or class of securities purchasable per participant per offering period and (iii) the number and/or class of securities subject to each outstanding purchase right and the purchase price payable per share.
Eligibility and participation. Generally, any employee of the Company (including any employee directors and executive officers) or any participating parent or subsidiary corporation (including any corporation, which subsequently becomes a participating corporation at any time during the term of the Purchase Plan) and who is so employed at the beginning of an offering period will be eligible to participate in the Purchase Plan for as long as he or she remains an eligible employee. Individuals employed outside the United States are subject to similar eligibility restrictions, unless prohibited by the laws of the jurisdiction in which they are employed. The Purchase Plan also authorizes the establishment of addenda (rules, procedures or sub-plans) in order to facilitate participation in the Purchase Plan by eligible employees residing outside the United States. As required by Section 423 of the Code, participants in the Purchase Plan will generally all have the same rights and privileges. The Purchase Plan allows the Company to exclude certain categories of employees from participation in accordance with Code Section 423. As of March 31, 2019, approximately 2,373 employees were eligible to participate in the Purchase Plan. Any eligible employees may elect to participate in the Purchase Plan by following the applicable enrollment procedures for the Purchase Plan.
Offering periods and purchase dates. Shares of our common stock will be offered under the Purchase Plan through a series of offering periods, each with a maximum duration of twenty-seven months. Offering periods will generally commence on the first trading day of January and July each year and purchases of shares for such offering period will generally occur six months later on the last trading day of June and December each year. The Purchase Plan initially has established offering periods with a duration of six months. Each participant's purchase right is granted on the first day of the offering period and will be automatically exercised on the last trading day of each such semi-annual offering period. However, the Compensation Committee has the discretionary authority to change the frequency and duration of the offering periods and purchase periods that occur within an offering period.
Each purchase right entitles the participant to purchase the whole number of shares of common stock obtained by dividing the participant's payroll deductions for each purchase period by the purchase price in effect for that offering period.
Purchase price. The purchase price of the common stock acquired on each purchase date is a designated percentage (which will be determined by the Compensation Committee but will in no event be less than 85% of the lower of (i) the closing sales price per share of our common stock on the date the offering period begins or (ii) the closing sales price per share of our common stock on the date of purchase of the shares (in either case, as reported on a national or regional securities exchange or quotation system on which our common stock is listed). The Purchase Plan has initially established that the purchase price will be equal to 85% of the lesser of (i) the closing sales price per share of our common stock on the date the offering period begins or (ii) the closing sales price per share of our common stock on the date of purchase of the shares as described above. However, the Compensation Committee has the discretionary authority to change the purchase price discount formula. As of March 29, 2019, the closing sales price per share of our common stock as reported by NASDAQ was $3.55.
Payroll deductions and stock purchases. Each participant may authorize periodic payroll deductions in any multiple of 1% of his or her eligible earnings each offering period (up to a maximum of 15% of eligible earnings each offering period). A participant may also change his/her rate of payroll deductions during an offering period as permitted by the Purchase Plan. The accumulated deductions will automatically be applied on each purchase date to the purchase of whole shares of common stock at the purchase price in effect for that purchase date. Participants are permitted to make other approved contributions prior to a purchase date in certain non-U.S. jurisdictions where payroll deductions are prohibited by law. For purposes of the Purchase Plan, eligible earnings generally include base salary, bonuses, commissions and overtime pay.
Termination of purchase rights. A participant may stop contributions to the Purchase Plan at any time, and his or her accumulated payroll deductions will, at the participant's election, either be refunded immediately or applied to the purchase of common stock on the next scheduled purchase date. A participant's purchase right will immediately terminate upon his or her cessation of employment for any reason. Any payroll deductions that the participant may have made for the purchase period in which such cessation of employment occurs will be refunded and will not be applied to the purchase of common stock.

64 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Stockholder rights. No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the purchase date.
Assignability. No purchase rights will be assignable or transferable by the participant, except by will or the laws of inheritance following a participant's death.
Change in control. In the event the Company is liquidated, dissolved or experiences a change in control, all outstanding purchase rights will automatically be exercised prior to the effective date of such event (if such purchase rights are not being assumed by the acquirer).
Amendment and termination. Assuming the Purchase Plan is approved by our stockholders, the Purchase Plan will terminate upon the earlier of (i) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights or (ii) a date specified by our Board. No further stock purchases or grants of stock purchase rights will occur after the Purchase Plan is terminated.
The Board may at any time alter, suspend or discontinue the Purchase Plan. However, the Board may not, without stockholder approval, (i) increase the number of shares issuable under the Purchase Plan, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the requirements for eligibility to participate in the Purchase Plan.
U.S. federal income tax consequences. The following is a summary of the principal United States Federal income taxation consequences to the Company and participants subject to U.S. taxation with respect to participation in the Purchase Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state, or foreign jurisdiction in which a participant may reside. Tax consequences are subject to change, and a taxpayer's particular situation may be such that some variation in application of the described rules is applicable. Accordingly, participants are advised to consult their own tax advisors with respect to participation in the Purchase Plan.
The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Code Section 423. Under such an arrangement, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant of an option at the beginning of an offering period or the exercise of the purchase rights at the end of an offering period. Taxable income will not be recognized until either there is a sale or other disposition of the shares of common stock acquired under the Purchase Plan.
If a participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the offering period in which such shares were acquired or within one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the closing sales price of the shares on the purchase date exceeded the purchase price paid for those shares, and we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant also will recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary income recognized in connection with their acquisition.
If a participant sells or disposes of the purchased shares more than two (2) years after his or her entry date into the offering period in which the shares were acquired and more than one (1) year after the actual purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the lower of (i) the amount by which the closing sales price of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the closing sales price of the shares on the participant's entry date into that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. We will not be entitled to an income tax deduction with respect to such disposition.
New plan benefits. The benefits to be received by our executive officers, directors and employees as a result of the proposed approval of the Purchase Plan are not determinable, since the amounts of future purchases by participants are based on elective participant contributions. No purchase rights have been granted, and no shares of common stock have been issued, with respect to the additional 10,000,000 share allocation for which stockholder approval is sought under this proposal.

Advisory approval of this proposal requires the affirmative vote of a majority of the votes represented by the shares of our common stock present at the Annual Meeting in person or by proxy and entitled to vote.

How does the Board recommend that I vote?
Our Board unanimously recommends a vote "for" the approval of the
Amendment to the Purchase Plan.

65 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

PROPOSALS OF STOCKHOLDERS FOR 2020 ANNUAL MEETING
Stockholders who wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s annual meeting pursuant to Rule 14a-8 under the Exchange Act must submit their proposals so that they are received at Groupon’s principal executive offices no later than the close of business (5:30 p.m. Central Time) on January 2, 2020. Pursuant to the rules promulgated by the SEC, simply submitting a proposal does not guarantee that it will be included.
In order to be properly brought before the 2020 annual meeting of stockholders, a stockholder’s notice of a matter the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to the Corporate Secretary of Groupon at its principal executive offices not less than 90 nor more than 120 days before the first anniversary of the date on which Groupon first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. As a result, any notice given by a stockholder pursuant to these provisions of our Bylaws must be received no earlier than January 2, 2020, and no later than the close of business (5:30 p.m. Central Time) on January 31, 2020, unless our Annual Meeting date occurs more than 30 days before or 60 days after June 13, 2020. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the 2020 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or the 10th day following the day on which we first make a public announcement of the date of the meeting.
To be in proper form, a stockholder’s notice must include the specified information concerning the proposal or nominee as described in our Bylaws. A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaw and SEC requirements. Groupon will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaw and SEC requirements for submitting a proposal or nomination.
Notices of intention to present proposals at the 2020 annual meeting of stockholders must be addressed to: Corporate Secretary, Groupon, Inc., 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

66 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

OTHER MATTERS
We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the proxy intend to vote the shares they represent in accordance with their own judgments.
Upon written request by any stockholder entitled to vote at the Annual Meeting, we will promptly furnish, without charge, a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which we filed with the SEC, including the consolidated financial statements and schedules. If the person requesting the report was not a stockholder of record on April 18, 2019, the request must contain a good faith representation that he or she was a beneficial owner of our common stock at the close of business on that date. Requests should be addressed to Corporate Secretary, Groupon, Inc., 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654.
DATED: April 26, 2019

67 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

APPENDIX A
Adjusted EBITDA Information and Reconciliation
Non-GAAP Financial Measure
In addition to financial results reported in accordance with U.S. GAAP, we have provided the non-GAAP financial measure, Adjusted EBITDA. This non-GAAP financial measures, which is presented on a continuing operations basis, is intended to aid investors in better understanding our current financial performance and prospects for the future as seen through the eyes of management. We believe that this non-GAAP financial measure facilitates comparisons with our historical results and with the results of peer companies who present a similar measure (although other companies may define their non-GAAP measure differently than we define it, even when a similar term is used to identify such measure). However, this non-GAAP financial measure is not intended to be a substitute for financial measures reported in accordance with U.S. GAAP.
Adjusted EBITDA. Adjusted EBITDA is a non-GAAP performance measure that we define as net income (loss) from continuing operations excluding income taxes, interest and other non-operating items, depreciation and amortization, stock-based compensation, acquisition-related expense (benefit), net and other special charges and credits, including items that are unusual in nature or infrequently occurring. Our definition of Adjusted EBITDA may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Adjusted EBITDA is a key measure used by our management and Board of Directors to evaluate operating performance, generate future operating plans and make strategic decisions for the allocation of capital. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and Board of Directors. However, Adjusted EBITDA is not intended to be a substitute for income (loss) from continuing operations.
We exclude stock-based compensation expense and depreciation and amortization because they are primarily non-cash in nature and we believe that non-GAAP financial measures excluding those items provide meaningful supplemental information about our operating performance and liquidity. Acquisition-related expense (benefit), net is comprised of the change in the fair value of contingent consideration arrangements and external transaction costs related to business combinations, primarily consisting of legal and advisory fees. The composition of our contingent consideration arrangements and the impact of those arrangements on our operating results vary over time based on a number of factors, including the terms of our business combinations and the timing of those transactions. For the year ended December 31, 2018, special charges and credits included charges related to our restructuring plan and a gain from the sale of intangible assets. We exclude special charges and credits from Adjusted EBITDA because we believe that excluding those items provides meaningful supplemental information about our core operating performance and facilitates comparisons with our historical results.
Non-GAAP Reconciliation
The following is a reconciliation of Adjusted EBITDA to the most comparable U.S. GAAP financial measure, Income (loss) from continuing operations for the year ended December 31, 2018 (in thousands):

Income (loss) from continuing operations	$1,988
Adjustments:
Stock-based compensation (1)	64,821
Depreciation and amortization	115,828
Acquisition-related expense (benefit), net	655
Restructuring charges	(136)
IBM patent litigation	34,600
Gain on sale of intangible assets	—
Gain on business dispositions	—
Other (income) expense, net(1)	53,088
Provision (benefit) for income taxes	(957)
Total adjustments	267,819
Adjusted EBITDA	$269,807

(1)
Represents stock-based compensation expense recorded within Selling, general and administrative, Cost of revenue and Marketing. Other income (expense), net includes $0.1 million of additional stock-based compensation for the year ended December 31, 2018.

68 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements regarding our future results of operations and financial position, business strategy and plans and our objectives for future operations. The words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “continue” and other similar expressions are intended to identify forward-looking statements. We have based these forward looking statements largely on current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, risks related to volatility in our operating results; execution of our business and marketing strategies; retaining existing customers and adding new customers; challenges arising from our international operations, including fluctuations in currency exchange rates, legal and regulatory developments and any potential adverse impact from the United Kingdom's likely exit from the European Union; retaining and adding high quality merchants; our voucherless offerings; cybersecurity breaches; competing successfully in our industry; changes to merchant payment terms; providing a strong mobile experience for our customers; maintaining and improving our information technology infrastructure; delivery and routing of our emails; claims related to product and service offerings; managing inventory and order fulfillment risks; litigation; managing refund risks; retaining and attracting members of our executive team; completing and realizing the anticipated benefits from acquisitions, dispositions, joint ventures and strategic investments; lack of control over minority investments; compliance with domestic and foreign laws and regulations, including the Credit Card Accountability Responsibility and Disclosure Act of 2009, General Data Protection Regulation and regulation of the Internet and e-commerce; classification of our independent contractors and employees; tax liabilities; tax legislation; protecting our intellectual property; maintaining a strong brand; customer and merchant fraud; payment-related risks; our ability to raise capital if necessary and our outstanding indebtedness; global economic uncertainty; our common stock, including volatility in our stock price; our convertible senior notes; our ability to realize the anticipated benefits from the hedge and warrant transactions; and those risks and other factors discussed in "Item 1A: Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2018, as well as in our consolidated financial statements, related notes, and the other financial information appearing elsewhere in this proxy statement and our other filings with the Securities and Exchange Commission (the "SEC"). Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. We do not intend, and undertake no obligation, to update any of our forward-looking statements after the date of this proxy statement to reflect actual results or future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

69 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

APPENDIX B
Groupon, Inc. 2011 Incentive Plan, as amended

GROUPON, INC. 2011 INCENTIVE PLAN
(Amended and Restated Effective as of June 13, 2019)
SECTION 1
General
1.1    Purpose. Groupon, Inc., a Delaware corporation (“Groupon”), has established the Groupon, Inc. 2011 Incentive Plan (as amended, the “Plan”) to advance the interests of Groupon and the Subsidiaries (collectively, the “Company”) by providing a variety of equity-based and cash incentives designed to motivate, retain and attract employees, directors, consultants, independent contractors, agents, and other persons providing services to the Company through the acquisition of a larger personal financial interest in Groupon.

SECTION 2
Defined Terms
The meaning of capitalized terms used in the Plan are set forth below if not otherwise defined in the text of the Plan.
(a)“Affiliate” will have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.
(b)“Agreement” will have the meaning set forth in subsection 9.9.
(c)“Approval Date” means the date on which the Plan is approved by Groupon’s stockholders.
(d)“Award” means any award described in Sections 6 through 8 of the Plan.
(e)“Beneficiary” means, unless otherwise provided in the award agreement, the person(s) or entity designated by the Participant in the most recent written beneficiary designation form filed with the Company or its designee to receive the benefits under a Participant’s Award specified under the Plan upon the Participant’s death; or, if there is no designated beneficiary or surviving designated beneficiary, the legal representative of the Participant’s estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant’s Award.
(f)“Board” means the Board of Directors of Groupon.
(g)“Cash Incentive Award” has the meaning set forth in subsection 8.1.
(h)“Change in Control” means the occurrence of any of the following:

i.    an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of Groupon immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Board members or, in the case of an Ownership Change Event described in clause (iii) of the definition of Ownership Change Event, the entity to which the assets of Groupon were transferred (the “Transferee”), as the case may be; or

ii.    approval by the stockholders of a plan of complete liquidation or dissolution of Groupon;

provided, however, that a Change in Control shall be deemed not to include a transaction described in clauses (1) or (2) of this definition in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own Groupon or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of Groupon or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

70 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

For purposes of this definition, an “Ownership Change Event” means the occurrence of any of the following with respect to Groupon: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of Groupon of securities of Groupon representing more than fifty percent (50%) of the total combined voting power of Groupon’s then-outstanding securities entitled to vote generally in the election of Board members; (ii) a merger or consolidation in which Groupon is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of Groupon (other than a sale, exchange or transfer to one or more Subsidiaries).
For purposes of this definition, an “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of Groupon).
(i)“Code” means the United States Internal Revenue Code of 1986, as amended, and references to any provision of the Code will be deemed to include successor provisions and regulations.
(j)“Committee” has the meaning set forth in subsection 4.1.
(k)“Effective Date” has the meaning set forth in subsection 9.1.

(l)“Eligible Individual” means any officer, director, or other employee of Groupon or a Subsidiary, consultants, independent contractors or agents of Groupon or a Subsidiary, and persons who are expected to become officers, employees, directors, consultants, independent contractors or agents of Groupon or a Subsidiary, including in each case, directors who are not employees of Groupon or a Subsidiary.
(m)“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(n)“Expiration Date” has the meaning set forth in subsection 6.9.

(o)“Fair Market Value” of a Share means, as of any date on which the Shares are listed or quoted on a national or regional securities exchange or quotation system, and except as otherwise provided by the Committee, the closing sale price of a Share as reported on such national or regional securities exchange or quotation system. For purposes of determining the Fair Market Value of Shares that are sold pursuant to a cashless exercise program, Fair Market Value will be the price at which such Shares are sold. If, as of any date, Shares are not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a Share shall be as determined by the Committee in good faith without regard to any restriction other than a restriction that, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A of the Code.
(p)“Full Value Award” has the meaning set forth in subsection 7.1(a).
(q)“Incentive Stock Option” means an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Section 422 of the Code.
(r)“Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.
(s)“Option” has the meaning set forth in subsection 6.1(a).
(t)“Outside Director” means a director of Groupon who is not an officer or employee of Groupon or any Subsidiary.
(u)“Participant” will have the meaning set forth in Section 3.

(v) “Performance Criteria” means performance targets based on criteria that may include (i) revenues or net revenues; (ii) operating profit or margin; (iii) expenses, operating expenses, marketing and administrative expense, restructuring or other special or unusual items, interest, tax expense, or other measures of savings; (iv) operating earnings, earnings before interest, taxes, depreciation, or amortization, net earnings, earnings per share (basic or diluted) or other measure of earnings; (v) cash flow, including cash flow from operations, investing, or financing activities, before or after dividends, investments, or capital expenditures; (vi) balance sheet performance, including debt, long or short term, inventory, accounts payable or receivable, working capital, or stockholders’ equity; (vii) return measures, including return on invested capital, sales, assets, or equity; (viii) stock price performance or stockholder return; (ix) economic value created or added; (x) implementation or completion of critical projects, including acquisitions, divestitures, and other ventures, process improvements, attainment of other strategic objectives, including market penetration, geographic expansion, product development, regulatory or quality performance, innovation or research goals, or the like. In each case, performance may be measured (A) on an aggregate or net basis; (B) before or after tax or cumulative effect of accounting changes; (C) relative to other approved measures, on an aggregate or percentage basis, over time, or as compared to performance by other companies or groups of other companies; or (D) by product, product line, business unit or segment, or geographic unit. The performance targets may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Where applicable, each of the foregoing performance targets will be determined in accordance with generally accepted

71 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

accounting principles and will be subject to certification by the Committee; provided that the Committee will have the discretion and authority to modify Performance Criteria and/or the performance targets applicable thereto, including by excluding the impact of charges for restructurings, discontinued operations, items determined to be unusual in nature and/or infrequent in occurrence or unusual in nature and infrequent in occurrence, and other unusual, special, or non-recurring events and the cumulative effects of tax or accounting principles as identified in the financial results filed with or furnished to the Securities and Exchange Commission.

(w)“Person” will have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term will not include (i) Groupon or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of Groupon or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of Groupon in substantially the same proportions as their ownership of stock of Groupon.
(x)“Plan” means this Groupon, Inc. 2011 Incentive Plan, as it may be duly amended from time to time.

(y)“Replacement Award” means an award granted by the surviving or acquiring company (or parent company thereof) in a Change in Control that (i) (A) preserves the existing value of an outstanding Award at the time of such Change in Control and (B) provides for subsequent vesting in accordance with the same vesting schedule applicable to the original Award or (ii) otherwise is determined to be substantially equivalent by the Committee in its sole discretion; provided, however, that for Awards subject to performance conditions, the conditions shall be deemed satisfied at the level determined by the Committee in its sole discretion and the Awards shall remain subject to a time-based vesting period following the Change in Control that is substantially equivalent to the remaining performance period for such outstanding Award as of the Change in Control.
(z)“SAR” or “Stock Appreciation Right” has the meaning set forth in subsection 6.1(b).
(aa)“Share” means a share of common stock, $0.0001 par value, of Groupon.

(ab)“Subsidiary” means any corporation, partnership, joint venture or other entity during any period in which a controlling interest in such entity is owned, directly or indirectly, by Groupon (or by any entity that is a successor to Groupon), and any other business venture designated by the Committee in which Groupon (or any entity that is a successor to Groupon) has, directly or indirectly, a significant interest (whether through the ownership of securities or otherwise), as determined in the discretion of the Committee. Notwithstanding the foregoing, in the case of an Incentive Stock Option or any determination relating to an Incentive Stock Option, “Subsidiary” means a corporation that is a subsidiary of Groupon within the meaning of Section 424(f) of the Code.

(ac)“Substitute Award” means an Award granted or Shares issued by the Company in assumption of, or in substitution or exchange for, an award previously granted, or the right or obligation to make a future award, in all cases by a company acquired by the Company or any Subsidiary of the Company or with which the Company or a Subsidiary combines.

(ad)“Termination Date” means the date on which a Participant both ceases to be an employee of the Company and ceases to perform material services for the Company (whether as a director or otherwise), regardless of the reason for the cessation; provided that a “Termination Date” will not be considered to have occurred during the period in which the reason for the cessation of services is a leave of absence approved by Groupon or the Subsidiary which was the recipient of the Participant’s services; and provided, further that, with respect to an Outside Director, “Termination Date” means date on which the Outside Director’s service as an Outside Director terminates for any reason.

SECTION 3
Participation
Subject to the terms and conditions of the Plan, a “Participant” in the Plan is any Eligible Individual to whom an Award is granted under the Plan. Subject to the terms and conditions of the Plan, the Committee will determine and designate, from time to time, from among the Eligible Individuals those persons who will be granted one or more Awards under the Plan. Subject to the terms and conditions of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan and more than one Award may be granted to a Participant. Except as otherwise agreed by Groupon and the Participant, or except as otherwise provided in the Plan, an Award under the Plan will not affect any previous Award under the Plan or an award under any other plan maintained by Groupon or any Subsidiary.
SECTION 4
Committee
4.1Administration By Committee. The authority to control and manage the operation and administration of the Plan will be vested in the committee described in subsection 4.2 (the “Committee”) in accordance with this Section 4. If the Committee does not exist,

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or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

4.2Selection of Committee. So long as Groupon is subject to Section 16 of the Exchange Act, the Committee will be selected by the Board and will consist of not fewer than two members of the Board or such greater number as may be required for compliance with Rule 16b-3 issued under the Exchange Act and will be comprised of persons who (i) are independent for purposes of applicable stock exchange listing requirements and (ii) qualify as non-employee directors under the aforementioned Rule 16b-3. As of the Effective Date and continuing thereafter unless and until otherwise specified by the Board, the Committee will be the Compensation Committee of the Board. Notwithstanding any other provision of the Plan to the contrary, with respect to any Awards to Outside Directors, the Committee for purposes of this Section 4 will be the Board.

4.3Powers of Committee. The authority to manage and control the operation and administration of the Plan will be vested in the Committee, subject to the following:

(a)Subject to the provisions of the Plan (including subsection 4.3(e)), the Committee will have the authority and discretion to (i) select Eligible Individuals who will receive Awards under the Plan, (ii) determine the time or times of receipt of Awards, (iii) determine the types of Awards and the number of Shares covered by the Awards, (iv) establish the terms, conditions, performance targets, restrictions, and other provisions of such Awards, (v) modify the terms of, cancel, or suspend Awards; (vi) reissue or repurchase Awards, and (vii) accelerate the exercisability or vesting of any Award. In making such Award determinations, the Committee may take into account the nature of services rendered by the respective individual, the individual’s present and potential contribution to Groupon’s or a Subsidiary’s success and such other factors as the Committee deems relevant.

(b)Subject to the provisions of the Plan, the Committee will have the authority and discretion to conclusively interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, to remedy any defect or omission and reconcile any inconsistency in the Plan or any Award, and to make all other determinations that may be necessary or advisable for the administration of the Plan including the termination thereof.
(c)Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(d)Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Award, such determination will be made at the time the Award is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Award is granted is expressly stated in the Agreement reflecting the Award and is permitted by applicable law).

4.4Delegation by Committee. Except to the extent prohibited by applicable law or the rules of any stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, except that Awards to individuals who are designated as “officers” under Rule 16a-1(f) of the Exchange Act may be made solely by the Committee. Any such allocation or delegation may be revoked by the Committee at any time.

4.5Information to be Furnished to Committee. The Company will furnish the Committee such data and information as may be required for it to discharge its duties. The records of the Company as to an individual’s employment or provision of services, termination of employment or cessation of the provision of services, leave of absence, reemployment and compensation will be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

4.6Liability and Indemnification of Committee. No member or authorized delegate of the Committee will be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor will Groupon or any Subsidiary be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director or employee of Groupon or a Subsidiary. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, will be indemnified by Groupon against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification will not duplicate but may supplement any coverage available under any applicable insurance.

SECTION 5
Shares Reserved and Limitations

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5.1Shares and Other Amounts Subject to the Plan. The Shares for which Awards may be granted under the Plan will be subject to the following:

(a)The Shares with respect to which Awards may be made under the Plan will be shares currently authorized but unissued or currently held or subsequently acquired by Groupon as treasury shares, including shares purchased in the open market or in private transactions.

(b)Subject to the provisions of subsection 5.2, the number of Shares which may be issued with respect to Awards under the Plan will be equal to One-Hundred Eighty-Seven Million Five-Hundred Thousand (187,500,000) Shares, plus all Shares that are or become available for issuance under the Groupon, Inc. 2010 Stock Plan, as amended from time to time, following the consummation of Groupon’s initial public offering (the “Share Pool”). Except as otherwise provided herein, any Shares subject to an Award under this Plan which for any reason expires or is forfeited, cancelled, surrendered, or terminated without issuance of Shares will again be available under the Plan. Shares subject to an Award under the Plan will again be made available for issuance under the Plan if such Shares are: (i) Shares that were subject to a stock-settled SAR and were not issued or delivered upon the net settlement of such SAR; and (ii) Shares delivered to or withheld by Groupon to pay the exercise price or the withholding taxes related to outstanding Awards.

(c)Substitute Awards will not reduce the Shares that may be issued under the Plan or that may be covered by Awards granted to any one Participant during any calendar year pursuant to subsection 5.1(e) or subsection 5.1(f). Any Substitute Awards will be effective as of the closing of the relevant merger or acquisition, and, to the extent applicable, will be awarded and administered in a manner that complies with Code Section 409A. Substitute Awards may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of the Plan and may account for shares substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.

(d)Except as expressly provided by the terms of this Plan, the issuance by Groupon of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe therefore or upon conversion of shares or obligations of Groupon or any Subsidiary convertible into such shares or other securities, will not affect, and no adjustment by reason thereof, will be made with respect to Awards then outstanding hereunder.

(e)Subject to the following provisions of this subsection 5.1, the maximum number of Shares that may be delivered to Participants and their Beneficiaries with respect to Incentive Stock Options under the Plan will be Thirty Million (30,000,000); provided, however, that to the extent that shares not delivered must be counted against this limit as a condition of satisfying the rules applicable to Incentive Stock Options, such rules will apply to the limit on Incentive Stock Options granted under the Plan.

(f)The maximum number of Shares that may be covered by Awards granted to any one Participant during any calendar year pursuant to this Plan will be Seven and One Half Million (7,500,000). For purposes of this subsection 5.1(f), if an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to such share, the tandem Option and SAR rights with respect to each Share will be counted as covering but one Share for purposes of applying the limitations of this subsection 5.1(f).

(g)Notwithstanding anything in this Plan to the contrary, the maximum number of Shares that may be covered by Awards granted to any Outside Director during any calendar year pursuant to this Plan, when taken together with any cash fees paid to such Outside Director during such year with respect to his or her service as a director of Groupon, shall not exceed $750,000 in total value (calculating the value of any such Awards based on the Fair Market Value at the time of grant for financial reporting purposes).
(h)The maximum amount payable pursuant to a Cash Incentive Award to any Participant in any calendar year is $5,000,000.

5.2Adjustments to Shares. In the event there is a change in the capital structure of the Company as a result of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off or other similar corporate change, or any distribution to stockholders holding Shares other than regular cash dividends, the Committee shall make an equitable adjustment (in the manner and form determined in the Committee’s sole discretion) in the number of Shares and forms of the Awards authorized to be granted under the Plan, including any limitation imposed on the number of Shares of Common Stock with respect to which an Award may be granted in the aggregate under the Plan or to any Participant, and make appropriate adjustments (including exercise price) to any outstanding Awards.

SECTION 6
Options and SARs

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6.1Definitions.
(a)The grant of an “Option” under the Plan entitles the Participant to purchase Shares at an Exercise Price established by the Committee at the time the Option is granted. Options granted under this Section 6 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee; provided, however, that Incentive Stock Options may only be granted to employees of Groupon or a Subsidiary. An Option will be deemed to be a Non-Qualified Stock Option unless it is specifically designated by the Committee as an Incentive Stock Option.

(b)A grant of a “stock appreciation right” or “SAR” entitles the Participant to receive, in cash or Shares (as determined in accordance with the terms of the Plan), value equal to the excess of: (i) the Fair Market Value of a specified number of Shares at the time of exercise; over (ii) an Exercise Price established by the Committee at the time of grant.

(c)An Option may but need not be in tandem with an SAR, and an SAR may but need not be in tandem with an Option (in either case, regardless of whether the original award was granted under this Plan or another plan or arrangement). If an Option is in tandem with an SAR, the Exercise Price of both the Option and SAR will be the same, and the exercise of the Option or SAR with respect to a Share will cancel the corresponding tandem SAR or Option right with respect to such share.

6.2Eligibility. The Committee will designate the Participants to whom Options or SARs are to be granted under this Section 6 and will determine the number of Shares subject to each such Option or SAR and the other terms and conditions thereof, not inconsistent with the Plan.

6.3Agreement. Each grant of an Option or a SAR under the Plan will be evidenced and governed exclusively by a written Agreement between the Participant and the Company. Such Option or SAR will be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the Agreement (including without limitation any performance conditions). The provisions of the various Agreements entered into under the Plan need not be identical. With respect to Options, the Agreement will also specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option.

6.4Limits on Incentive Stock Options. If the Committee grants Incentive Stock Options, then to the extent that the aggregate fair market value of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options will be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code.

6.5Exercise Price. The “Exercise Price” of an Option or SAR will be established by the Committee at the time the Option or SAR is granted; provided, however, that other than for Awards considered Substitute Awards, (a) in no event will such price be less than 100% of the Fair Market Value of a Share on such date and (b) no Incentive Stock Option granted to a Ten Percent Stockholder within the meaning of Section 422(b)(6) of the Code shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a Share on such date.

6.6Exercise/Vesting. Except as otherwise expressly provided in the Plan, an Option or SAR granted under the Plan will be exercisable in accordance with the following:

(a)An Option or SAR granted under this Section 6 will be exercised, in whole or in part (but with respect to whole Shares only) by giving notice to Groupon or its designee prior to the Expiration Date applicable thereto. Such notice will specify the number of Shares being exercised and such other information as may be required by the Committee or its designee.

(b)No Option or SAR may be exercised prior to the date on which it is exercisable (or vested) or after the Expiration Date.

(c)The terms and conditions relating to exercise and vesting of an Option or SAR will be established by the Committee to the extent not inconsistent with the Plan, and may include, without limitation, conditions relating to completion of a specified period of service, achievement of performance standards prior to exercise or the achievement of Share ownership objectives by the Participant. Notwithstanding the foregoing, in no event will an Option or SAR granted to any employee become exercisable or vested prior to the first anniversary of the date on which it is granted; provided, however, that the exercisability and vesting of a Participant’s Options and SARs (i) shall be fully accelerated upon the death of the Participant (and such Options or SARs may be exercised at any time within one year after such death but in no event later than the Expiration Date) to the extent that such Options or SARs are solely subject to time-based service requirements and (ii) may be accelerated (in whole or in part), to the extent permitted by, and subject to such terms and conditions determined by the Committee, in the event of the Participant’s death, disability, retirement, or involuntary termination or in connection with a change in control.

6.7Method of Exercise; Payment of Exercise Price. A Participant may exercise an Option (i) by giving notice to the Committee or its designee specifying the number of whole Shares to be purchased and accompanying such notice with payment therefor in full, and

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without any extension of credit, either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Committee or its designee) to the Committee or its designee of previously owned whole Shares having a Fair Market Value, determined as of the date immediately preceding the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Committee to withhold whole Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, provided that the Committee determines that such withholding of Shares does not cause the Company to recognize an increased compensation expense under applicable accounting principles, (D) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom the Participant has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C) and (ii) by executing such documents as the Committee may reasonably request. Any fraction of a Share which would be required to pay such purchase price will be disregarded and the remaining amount due will be adjusted through the federal tax withholding mechanism. No Shares will be issued and no certification representing Common Stock will be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 9.5, have been paid.

6.8Post-Exercise Limitations. The Committee, in its discretion, may provide in an Award such restrictions on Shares acquired pursuant to the exercise of an Option as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, Share ownership by the Participant and such other factors as the Committee determines to be appropriate.

6.9No Repricing. Except for adjustments pursuant to subsection 5.2 (Adjustments to Shares) or reductions of the Exercise Price approved by Groupon’s stockholders, the Exercise Price for any outstanding Option or SAR may not be decreased after the date of grant nor may an outstanding Option or SAR granted under the Plan be surrendered to Groupon as consideration for the grant of a new Award, cash, or replacement Option or SAR with a lower exercise price. In addition, no repricing of an Option or SAR will be permitted without the approval of Groupon’s stockholders if such approval is required under the rules of any stock exchange on which Shares are listed; provided, however, that the foregoing prohibition shall not apply to the actions permitted under subsection 9.2 (Change in Control).

6.10Expiration Date. The “Expiration Date” with respect to an Option or SAR means the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that in no event will the Expiration Date of an Option or SAR be later than the date that is ten years after the date on which the Option or SAR is granted (or such shorter period required by law or the rules of any stock exchange). No Incentive Stock Option granted to a Ten Percent Stockholder within the meaning of Section 422(b)(6) of the Code shall be exercisable after the expiration of five (5) after the effective date of grant of such Option.

SECTION 7
Full Value Awards
7.1Definitions. A “Full Value Award” is a grant of one or more Shares or a right to receive one or more Shares in the future (including restricted shares, restricted share units, deferred shares, deferred share units, performance shares and performance share units), with such grant subject to one or more of the following, as determined by the Committee:

(a)The grant may be in consideration of a Participant’s previously performed services, or surrender of other compensation that may be due.

(b)The grant may be contingent on the achievement of Performance Criteria or other objectives during a specified period.

(c)The grant may be subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant or achievement of performance or other objectives. Notwithstanding the foregoing, any time-based service restrictions on Full Value Awards shall immediately lapse upon the death of the Participant.

(d)The grant may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee, including provisions relating to dividend or dividend equivalent rights and deferred payment or settlement.

7.2Agreement. Each grant of a Full Value Award under the Plan will be evidenced and governed exclusively by a written Agreement between the Participant and the Company. Such Full Value Award will be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the Agreement (including without limitation any performance conditions). The provisions of the various Agreements entered into under the Plan need not be identical.
SECTION 8
Cash Incentive Awards

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8.1Grant of Cash Incentive Awards. Subject to the terms of the Plan, the Committee may grant to a Participant the right to receive a payment in cash (or, in the discretion of the Committee, in Shares equivalent in value to the cash otherwise payable) at any time and from time to time, as determined by the Committee (“Cash Incentive Award”). Each Cash Incentive Award will have a value as determined by the Committee, and the Committee may subject an Award to Performance Criteria or any other conditions, restrictions or contingencies, as determined in the Committee’s discretion. Payment of earned Cash Incentive Awards will be as determined by the Committee and evidenced in the Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Cash Incentive Awards in the form of cash or Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Award. The determination of the Committee with respect to the time and form of payout of such Awards will be set forth in the Agreement pertaining to the grant of the Award.

Except as otherwise provided in the applicable program or arrangement, distribution of any Cash Incentive Awards by the Company for a performance period ending in a calendar year will be made to the Participant not later than March 15 of the following calendar year.
SECTION 9
Operation and Administration
9.1Effective Date and Approval Date; Term. The amended and restated Plan will be effective as of June 13, 2019 (the “Effective Date”). The Plan will be unlimited in duration and, in the event of Plan termination, will remain in effect as long as any Shares awarded under it are outstanding and not fully vested; provided, however, that no new Awards will be made under the Plan on or after the tenth anniversary of the Effective Date. No Option that is intended to be an Incentive Stock Option may be granted under the Plan until the Approval Date. If the Approval Date does not occur within twelve months after the Effective Date, then no Options that are intended to be Incentive Stock Options may be granted under the Plan.

9.2Change in Control.  Notwithstanding any provision of this Plan or any Agreement, in the event of a transaction resulting in a Change in Control, the Board (as constituted prior to such Change in Control) may, in its discretion:

(a)require that (i) some or all outstanding Options and SARs will immediately become exercisable in full or in part, (ii) the vesting period applicable to some or all outstanding restricted shares and restricted stock units will lapse in full or in part, (iii) the performance period applicable to some or all outstanding Awards will lapse in full or in part, or (iv) the performance targets applicable to some or all outstanding Awards will be deemed to be satisfied at the target, maximum or any other level;

(b)require that shares of stock of the company resulting from, surviving or succeeding to the business of the Company pursuant to such Change in Control transaction, or a parent company thereof, be substituted for some or all of the Shares subject to an outstanding Award, with an appropriate and equitable adjustment to such Award as determined by the Board in accordance with Section 5.2;
(c)require outstanding Awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (i) a cash payment in an amount equal to (A) in the case of an Option or a SAR, the number of Shares then subject to the portion of such Option or SAR surrendered, to the extent such Option or SAR is then exercisable or becomes exercisable pursuant to Section 6.6 above, multiplied by the excess, if any, of the Fair Market Value (or the Change in Control price, as applicable) of a Share as of the date of the Change in Control, over the purchase price or base price per Share subject to such Option or SAR, (B) in the case of restricted shares or restricted stock units, the number of Shares then subject to the portion of such Award surrendered, to the extent the vesting period and performance period, if any, on such Award have lapsed or will lapse pursuant to Section 7 above and to the extent that the performance targets, if any, have been satisfied or are deemed satisfied pursuant to Section 7 above, multiplied by the Fair Market Value (or the Change in Control price, as applicable) of a Share as of the effective date of the Change in Control, or (C) in the case of performance shares and performance share units, the Fair Market Value (or the Change in Control price, as applicable) of the Shares then subject to the portion of such Award surrendered, to the extent the performance period applicable to such Award has lapsed or will lapse pursuant to Section 7 above and to the extent the performance targets applicable to such Award have been satisfied or are deemed satisfied pursuant to Section 7 above; (ii) shares of stock of the corporation resulting from, surviving or succeeding to the business of the Company pursuant to such Change in Control transaction, or a parent company thereof, having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash pursuant to clause (i) above and the issuance of shares pursuant to clause (ii) above; and/or

(d)take such other action as the Board deems appropriate, in its sole discretion.

Notwithstanding the foregoing, if the company resulting from, surviving or succeeding to the business of the Company pursuant to a Change in Control transaction (or parent company thereof) does not assume an outstanding Award or substitute for an outstanding Award a Replacement Award, such outstanding Award will become fully vested or exercisable in full as of immediately prior to the consummation of the Change in Control transaction, with any performance conditions applicable to such outstanding Award deemed satisfied at the level determined by the Committee in its sole discretion. For the avoidance of doubt, if an outstanding Award will not, by

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its terms, survive a Change in Control, then such Award will not be required to be assumed or substituted in accordance with the preceding sentence.

9.3Special Director Provisions. Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided by the Board, Awards to non-employee directors may be made in accordance with the terms of any Outside Director’s program adopted by the Board, and all such Awards will be deemed to be made under the Plan.

9.4Limit on Distribution. Distribution of Shares or other amounts under the Plan will be subject to the following:

(a)Notwithstanding any other provision of the Plan, Groupon will have no liability to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

(b)In the case of a Participant who is subject to Sections 16(a) and 16(b) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

(c)To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

9.5Withholding. All Awards and other payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied by one or more of the following means as determined by the Company in its sole discretion: (i) withholding from any wages or other cash compensation paid to the Participant by the Company, (ii) surrender of Shares which the Participant already owns or to which the Participant is otherwise entitled under the Plan, (iii) withholding from the proceeds of the sale of Shares owned by the Participant, or (iv) any other method of withholding authorized by the Committee; provided, however, with respect to Participants who are individuals designated as “officers” under Rule 16a-1(f) of the Exchange Act and whose benefits are to be received in the form of Shares, unless otherwise determined by the Committee, the Company shall withhold from the Shares required to be delivered to the Participant, Shares having a value equal to the amount required to be withheld under applicable income and employment tax laws; and, provided further, in any event, previously-owned Shares that have been held by the Participant or Shares to which the Participant is entitled under the Plan may only be used to satisfy the minimum tax withholding required by applicable law (or other rates that will not have a negative accounting impact).

9.6Transferability. Awards under the Plan are not transferable except to the Participant’s Beneficiary upon the death of the Participant. To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing provisions of this subsection 9.6, the Committee may permit Awards under the Plan to be transferred to or for the benefit of the Participant’s family (including, without limitation, to a trust or partnership for the benefit of a Participant’s family), subject to such procedures as the Committee may establish. In no event will an Incentive Stock Option be transferable to the extent that such transferability would violate the requirements applicable to such option under Section 422 of the Code.

9.7Notices. Any notice or document required to be filed with the Committee or the Company under the Plan must be writing and will be properly filed if delivered or mailed to the Company’s Legal Department at Groupon’s principal executive offices. If intended for the Participant, notices shall be delivered personally or shall be addressed (if sent by mail) to the Participant’s then current residence address as shown on the Company’s records, or to such other address as the Participant directs in a notice to the Company, or shall be delivered electronically to the Participant’s email address as shown on the Company’s records. All notices shall be deemed to be given on the date received at the address of the addressee or, if delivered personally or electronically, on the date delivered. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan through an on-line or electronic system established and maintained by the Company or its designee. The Company may, by written notice to affected persons, revise its notice procedures from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.

9.8Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, will be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee requires.

9.9Agreement With Groupon or Subsidiary. At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with Groupon or the Subsidiary, as applicable (the “Agreement”), in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

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9.10Limitation of Implied Rights.

(a)Neither a Participant nor any other person will, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company whatsoever, including without limitation, any specific funds, assets, or other property which the Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant will have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the Company. Nothing contained in the Plan constitutes a guarantee by the Company or any Subsidiary that the assets of such companies will be sufficient to pay any benefits to any person.

(b)The Plan does not constitute a contract of employment or continued service, and selection as a Participant will not give any employee the right to be retained in the employ or service of the Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan will confer upon the holder thereof any right as a stockholder of Groupon prior to the date on which the Participant fulfills all service requirements and other conditions for receipt of such rights and Shares are registered in the Participant’s name. Without limiting the generality of the foregoing, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of restricted stock granted under the Plan may be granted the right to exercise full voting rights with respect to those Shares during the vesting period. A Participant will have no voting rights with respect to any restricted stock units granted hereunder.

(c)During the vesting period, Participants holding Shares of restricted stock, restricted stock units, performance Shares or performance share units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including, but not limited to, cash or Shares. Notwithstanding the foregoing, no dividends or dividend equivalents may be paid on restricted stock units, performance Shares or performance share units prior to vesting and, if applicable, the satisfaction of the underlying performance targets.

9.11Forfeiture Events. The Committee may specify in an Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but are not limited to, termination of employment for cause, violation of material Company, Affiliate or Subsidiary policy, breach of noncompetition, non-solicitation or confidentiality provisions that apply to the Participant, a determination that the payment of the Award was based on an incorrect determination that financial or other criteria were met or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates or the Subsidiaries.

9.12Clawback Policy. Any compensation earned or paid pursuant to this Plan is subject to forfeiture, recovery by the Company or other action pursuant to any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

9.13Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

9.14Action by Groupon or Subsidiary. Any action required or permitted to be taken by Groupon or any Subsidiary will be by resolution of its board of directors or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board or (except to the extent prohibited by applicable law or the rules of any stock exchange) by a duly authorized officer of Groupon.

9.15Gender and Number. Where the context allows, words in any gender include any other gender, words in the singular include the plural and the plural includes the singular, and the term “or” also means “and/or” and the term “including” means “including but not limited to”.

9.16Applicable Law. The validity, interpretation, instruction, performance, enforcement and remedies of or relating to this Plan and any Agreement, and the rights and obligations of the parties hereunder, shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without regard to the conflict of law principles, rules or statutes of any jurisdiction.

9.17Foreign Participants. Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan. In furtherance of such purposes, the Committee may make such modifications, amendments, procedures and subplans as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which Groupon or a Subsidiary operates or has employees.

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9.18Creditor’s Rights. A holder of restricted stock units shall have no rights other than those of a general creditor of the Company. Restricted stock units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable restricted stock unit Agreement.

9.19Fractional Shares. Under no circumstances will the Company be required to authorize or issue fractional shares and no consideration will be provided as a result of any fractional shares not be issued or authorized.

SECTION 10
Amendment and Termination
The Board may, at any time, amend or terminate the Plan, and the Board or the Committee may amend any Agreement, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living and if applicable, the Beneficiary), adversely affect the rights of any Participant or, if applicable, Beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board (or the Committee, if applicable), unless an amendment is required to conform the Plan or an Agreement to the requirements of applicable law; and further provided that adjustments pursuant to subsection 5.2 will not be subject to the foregoing limitations of this Section 10; and further provided no amendment will be made to the provisions of subsection 6.8 (relating to Option and SAR repricing) without the approval of Groupon’s stockholders; and provided further, that no other amendment will be made to the Plan without the approval of Groupon’s stockholders if the approval of Groupon’s stockholders of such amendment is required by law or the rules of any stock exchange on which Shares are listed.
SECTION 11
Sections 409A and 4999 of the Code
11.1Intent to Comply with Section 409A of the Code. Notwithstanding anything in this Plan to the contrary (for purposes of this section, “Plan” includes all Awards under the Plan), the Plan will be construed, administered or deemed amended as necessary to comply with the requirements of Section 409A of the Code to avoid taxation under Section 409A(a)(1) of the Code to the extent subject to Section 409A of the Code. The Committee, in its sole discretion, will determine the requirements of Section 409A of the Code applicable to the Plan and will interpret the terms of the Plan consistently therewith. Under no circumstances, however, will the Company or any Subsidiary or Affiliate or any of its employees, officers, directors, service providers or agents have any liability to any person for any taxes, penalties or interest due on amounts paid or payable under the Plan, including any taxes, penalties or interest imposed under Section 409A of the Code. Any payments to Award holders pursuant to this Plan are also intended to be exempt from Section 409A of the Code to the maximum extent possible, first, to the extent such payments are scheduled to be paid and are in fact paid during the short-term deferral period, as short-term deferrals pursuant to U.S. Treasury Regulation §1.409A-1(b)(4), and then, if applicable, under the separation pay exemption pursuant to U.S. Treasury Regulation §1.409A-1(b)(9)(iii), and for this purpose each payment will be considered a separate payment such that the determination of whether a payment qualifies as a short-term deferral will be made without regard to whether other payments so qualify and the determination of whether a payment qualifies under the separation pay exemption will be made without regard to any payments which qualify as short-term deferrals. To the extent any amounts under this Plan are payable by reference to an Award holder’s “termination of employment,” such term will be deemed to refer to the Award holder’s “separation from service,” within the meaning of Section 409A of the Code. Notwithstanding any other provision in this Plan, if an Award holder is a “specified employee,” as defined in Section 409A of the Code, as of the date of the Award holder’s separation from service, then to the extent any amount payable under this Plan (i) constitutes the payment of nonqualified deferred compensation, within the meaning of Section 409A of the Code, (ii) is payable upon the Award holder’s separation from service and (iii) under the terms of this Plan would be payable prior to the six-month anniversary of the Award holder’s separation from service, such payment will be delayed until the earlier to occur of (a) the six-month anniversary of the separation from service or (b) the date of the award holder’s death.

11.2Prohibition on Acceleration of Payments. The time or schedule of any settlement or amount scheduled to be paid pursuant to the terms of the Plan or any Agreement may not be accelerated except as otherwise permitted under Section 409A of the Code and the guidance and Treasury regulations issued thereunder.

11.3Excise Tax Under Section 4999 of the Code. Except as otherwise expressly provided in an employment, retention, change in control, severance or similar agreement between the Participant and the Company, if any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A of the Code, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization. To aid the Participant in making any election called for under this subsection, no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described herein, the Company shall request a determination in writing by independent public accountants selected by the Company. As soon as practicable thereafter, such accountants shall determine and report to the Company and the Participant the amount

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of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the accountants such information and documents as the accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the accountants charge in connection with their services contemplated by this subsection.

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APPENDIX C
Groupon, Inc. 2012 Employee Stock Purchase Plan, as amended

GROUPON, INC. 2012 EMPLOYEE STOCK PURCHASE PLAN
(As Amended and Restated Effective as of June 13, 2019)

ARTICLE I

GENERAL

1.    The Company has established the Groupon, Inc. 2012 Employee Stock Purchase Plan (as amended, the “Plan”) to provide Eligible Employees of the Company and its Designated Subsidiaries with an opportunity to acquire a stock ownership interest in the Company. The Plan, which is effective as of January 1, 2012, is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code, and will be interpreted in a manner consistent with such intent.

ARTICLE II

DEFINED TERMS

1.The meaning of capitalized terms used in the Plan are set forth below if not otherwise defined in the text of the Plan.

(a)"Administrator" means the Board or any Committee designated by the Board to administer the Plan pursuant to Article VII.

(b)"Applicable Laws" means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where options are, or will be, granted under the Plan.

(c)	"Board" means the Board of Directors of the Company.

(d)	"Change in Control" means the occurrence of any of the following events:

i.
an Ownership Change Event or a series of related Ownership Change Events (collectively, a "Transaction") in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Board members or, in the case of an Ownership Change Event described in clause (iii) of the definition of Ownership Change Event, the entity to which the assets of the Company were transferred (the "Transferee"), as the case may be; or

ii.	approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in clauses (i) or (ii) of this definition in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.
For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities that own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.
For purposes of this definition, an "Ownership Change Event" means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the

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total combined voting power of the Company's then-outstanding securities entitled to vote generally in the election of Board members; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more Subsidiaries).
For purposes of this definition, an "Incumbent Director" means a Director who either (i) is a member of the Board as of the effective date of the Plan or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a Director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of Directors).

(e)	"Code" means the Internal Revenue Code of 1986, as amended.

(f)"Committee" means a committee of the Board appointed in accordance with Article VII.

(g)"Common Stock" means a share of common stock, $0.0001 par value, of the Company.

(h)	"Company" means Groupon, Inc., a Delaware corporation, or any successor thereto.

(i)	"Contributions" means the payroll deductions and other additional payments that the Company may permit to be made by a Participant to fund the exercise of options granted pursuant to the Plan.

(j)"Designated Subsidiary" means any Subsidiary that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan, and that elects to participate in the Plan.

(k)	"Director" means a member of the Board.

(l)"Eligible Compensation" means the following types of earnings paid to an Eligible Employee for his or her service on behalf of an Employer: (i) salary and fixed-based compensation including compensation for overtime; bonuses paid pursuant to periodic individual performance appraisals and formal contractual bonus programs, but excluding other bonus and miscellaneous income and (ii) net commission (to the extent such commissions are an integral, recurring part of compensation), but exclusive of deferred commission payments. The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Eligible Compensation for a subsequent Offering Period.

(m)"Eligible Employee" means any individual who is a common law employee of the Company or a Designated Subsidiary and who (i) does not, immediately after the option is granted, own (within the meaning of Sections 423(b)(3) and 424(d) of the Code) stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of a Subsidiary or Parent and (ii) is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer, or any lesser number of hours per week and/or number of months in any calendar year established by the Administrator (if required under applicable local law) for purposes of any separate Offering.

For purposes of this Plan, "common law employee" means any individual in an employee-employer relationship with the Company or a Designated Subsidiary, but excluding (a) any independent contractor, (b) any consultant, (c) any individual performing services for the Company or a Designated Subsidiary under an independent contractor or consultant agreement, a purchase order, a supplier agreement or any other agreement that the Company or a Designated Subsidiary enters into for services, (d) any individual whose base wage or salary is not processed by the payroll department(s) of the Company or a Designated Subsidiary, and (e) any "leased employee" as defined in Section 414(n) of the Code. To the extent permitted under Section 423 of the Code, the U.S. Treasury Regulations, and other applicable law, for purposes of the Plan, an individual will be an "employee" of or be "employed" by the Company or a Designated Subsidiary for any Offering Period only if such individual is treated by the Company or such Designated Subsidiary as its employee for purposes of employment taxes and wage withholding for federal income taxes, regardless of any subsequent reclassification by the Company or any Designated Subsidiary, any governmental agency or any court.

The Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date in an Offering, modify (on a uniform and nondiscriminatory basis or as otherwise permitted by U.S. Treasury Regulation Section 1.423-2) the definition of Eligible Employee to the extent permitted by and in a manner complying with U.S. Treasury Regulation Section 1.423-2(e)(2)(ii).

(a)"Employer" means the Company or other Designated Subsidiary that employs the applicable Eligible Employee(s).

(b)	"Enrollment Date" means the first Trading Day of each Offering Period.

(c)"Exchange Act" means the Securities Exchange Act of 1934, as amended, including the rules and

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regulations promulgated thereunder.

(d)	"Exercise Date" means the last Trading Day of each Offering Period.

(e)"Fair Market Value" means, as of any date on which the Common Stock is listed or quoted on a national or regional securities exchange or quotation system, and except as otherwise provided by the Committee, the closing sale price of the Common Stock as reported on such national or regional securities exchange or quotation system. If, as of any date, the Common Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of the Common Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction that, by its terms, will never lapse, and in a manner consistent with the requirements of U.S. Treasury Regulation Section 1.423-2(g)(2).

(f)"New Exercise Date" means a new Exercise Date if the Administrator shortens any Offering Period then in progress.

(g)"Offering" means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Article IV. For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each Offering need not be identical provided that the terms of each Offering satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).

(h)"Offering Periods" means the periods of approximately six (6) months during which an option granted pursuant to the Plan may be exercised, (i) commencing on the first Trading Day on or after January 1 and July 1 of each year and terminating on the first Trading Day on or after June 30 and December 31, approximately six (6) months later. The duration and timing of Offering Periods may be changed pursuant to Articles IV and IX but in no circumstance may the Offering Period exceed 27 months from the first Trading Day of such Offering Period.

(i)"Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

(j)	"Participant" means an Eligible Employee that participates in the Plan.

(k)"Plan" means this Groupon, Inc. 2012 Employee Stock Purchase Plan, as amended from time to time.

(l)"Purchase Price" means an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be determined for subsequent Offering Periods by the Administrator subject to compliance with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule) or pursuant to Article IX.

(m)"Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

(aa) "Trading Day" means a day on which the national stock exchange upon which the Common Stock is listed is open for trading, or, in the event that the Common Stock is not listed on any national stock exchange, a business day of the Company.

(bb) "U.S. Treasury Regulations" means the Treasury regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code shall include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

ARTICLE III

ELIGIBILITY

1.Initial Eligibility. Any individual who is an Eligible Employee on the first day of an Offering Period will be eligible to participate in such Offering Period commencing on such date, subject to the terms and conditions of the Plan.

2.Leave of Absence. For purposes of participating in the Plan, an Eligible Employee on a leave of absence will be deemed an employee for up three (3) months or, if longer, during the period the Eligible Employee's right to continued employment is guaranteed by contract or statute. If the leave of absence is paid, authorized payroll deductions related to the Plan will continue. If the leave of absence is unpaid, no deductions will be permitted during the leave. If such Eligible Employee returns to active status

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within three (3) months or the guaranteed period, as applicable, authorized payroll deductions related to the Plan will automatically begin anew. If the Eligible Employee does not return to active status within three (3) months or the guaranteed period, as applicable, the Eligible Employee will be treated as having terminated employment for all purposes under the Plan at the end of such period.

3.Non-U.S. Employees and Transfers. Employees who are citizens or residents of non- U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code. Individuals that transfer to the United States, become Eligible Employees and are placed on a U.S. payroll may not participate in an Offering Period that began prior to such transfer but may participate in an Offering Period that begins on or after such transfer date. An Eligible Employee who transfers outside the U.S. and is no longer on the U.S. payroll of the Company or the payroll of a Designated Subsidiary will be treated as a terminated employee under this Plan. For purposes of this Plan, Puerto Rico payroll is not considered U.S. payroll.

4.Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate that exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code. The Administrator will have the discretion to impose a reduced limitation on appropriate notice in advance of any Offering Period.

ARTICLE IV

OFFERINGS, PARTICIPATION AND CONTRIBUTIONS

1.Offering Periods. The Plan will be implemented by Offering Periods, with a new Offering Period commencing on the first Trading Day on or after January 1 and July 1 of each year, or on such other date as the Administrator will determine. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

2.Participation. An Eligible Employee may participate in the Plan by submitting to the Administrator (or its designee), on or before a date determined by the Administrator prior to an applicable Enrollment Date, (i) a properly completed document authorizing Contributions in the form provided by the Administrator (or its designee) for such purpose which document may be in an electronic format or accessible via an online web tool, or (ii) by following another enrollment procedure determined by the Administrator. An Eligible Employee's election to participate in the Plan shall continue in effect during the current and subsequent or overlapping Offering Periods until changed pursuant to Article IV or Article IX.

3.	Contributions.

(a)At the time a Participant enrolls in the Plan pursuant to this Article IV, he or she will elect to have payroll deductions made on each pay day (or other Contributions to the extent permitted by the Administrator) during the Offering Period in a stated whole percentage equaling at least one percent (1%), but no more than fifteen percent (15%) of his or her Eligible Compensation, subject to the limitation described in Section 3.4. Payroll deductions for a Participant will commence on the first pay day following the Enrollment Date and will end on the last pay day prior to the Exercise Date of such Offering Period to which such authorization is applicable. A Participant may increase or decrease his or her Contributions during the Offering Period by submitting to the Administrator (or its designee, at any time before a date determined by the Administrator, but no later than fifteen (15) business days prior to the Exercise Date (i) a properly completed document requesting a change in the Contribution rate in the form provided by the Administrator (or its designee) for such purpose which document may be in an electronic format or accessible via an online web tool, or (ii) by following another change procedure determined by the Administrator. The Administrator may, in its sole discretion, limit the nature and/or number of Contribution rate changes that may be made by Participants during any Offering Period, and may establish such other conditions or limitations as it deems appropriate for administration of this Plan.

(b)Notwithstanding any provisions to the contrary in the Plan, the Administrator may allow Eligible Employees to participate in the Plan via cash contributions instead of payroll deductions if (i) payroll deductions are not permitted under applicable local law, and (ii) the Administrator determines that cash contributions are permissible under Section 423 of the Code.

(c)The Company shall maintain a bookkeeping account for each Participant and shall credit to that account in U.S. dollars all Contributions received under the Plan from the Participant. No interest will be paid to any Participant or credited to his or her account under the Plan with respect to such Contributions, except as may be required by applicable law, as determined by the Company, and if so required by the laws of a particular jurisdiction, shall apply to all Participants in the relevant Offering except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f). Subject to the limitation in Section 3.4, all amounts credited to a Participant's account shall be used to purchase Common Stock under Section 5.1, unless a Participant submits to the Administrator (or its designee), on or before the Exercise Date,

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(i) a properly completed document requesting a withdrawal of all Contributions in the form provided by the Administrator (or its designee) for such purpose, which document may be in an electronic format or accessible via an online web tool, or (ii) by following another withdrawal procedure determined by the Administrator. All of the Participant's Contributions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant's option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made for such Offering Period. A Participant's withdrawal from the Offering Period will have no effect upon his or her eligibility to participate in any other Offering under the Plan, but the Participant will be required to deliver new documents pursuant to Section 4.2.

(d)Upon a Participant's ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant's account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Article VIII, and such Participant's option will be automatically terminated.

(e)Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.4, a Participant's Contributions may be automatically decreased to zero percent (0%) at any time during an Offering Period. Subject to Section 423(b)(8) of the Code and Section 3.4, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Offering Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Sections 4.3(c) and 4.3(d).

ARTICLE V

GRANT AND EXERCISE OF OPTION

1.Grant of Option. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Eligible Employee's Contributions credited and retained in his or her account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during each Offering Period more than five thousand (5,000) shares of Common Stock (subject to any adjustment pursuant to Section 9.1) and provided further that such purchase will be subject to the limitations set forth in Sections 3.4 and 6.1. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Offering Period. Exercise of the option will occur as provided in this Article V, unless the Participant has withdrawn pursuant to Sections 4.3(c) or 4.3(d).

2.	Exercise of Option.

(a)Unless a Participant withdraws from the Plan as provided in Section 4.3(c) or Section 4.3(d), his or her option for the purchase of shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from his or her account. No fractional shares of Common Stock will be purchased. Any Contributions accumulated in a Participant's account that are not sufficient to purchase a full share will be retained in the Participant's account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 4.3(c) or Section 4.3(d). Any other funds left over in a Participant's account after the Exercise Date will be returned to the Participant. During a Participant's lifetime, a Participant's option to purchase shares of Common Stock hereunder is exercisable only by him or her.

(b)If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion
(x) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect or (y) provide that the Company will make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Article X. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's stockholders subsequent to such Enrollment Date.

3.Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company

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may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 5.3.

4.Tax Withholding. At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company's or Employer's federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the U.S., national insurance, social security or other tax withholding obligations, if any, that arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs). At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant's compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or the Employer deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

ARTICLE VI

STOCK

1.Stock Subject to Plan. Subject to adjustment upon changes in capitalization of the Company as provided in Section 9.1, a maximum of 20,000,000 shares of Common Stock will be made available for sale under the Plan and may be newly issued shares, treasury shares, or shares bought in the market, or otherwise, for purposes of the Plan.

2.Participant's Interest. Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.

3.Registration. Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or, if the Participant so directs, in accordance with the procedures established by the Administrator, in the names of the Participant and one such other person as designated by the Participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

4.Conditions Upon Issuance of Shares. Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

ARTICLE VII

ADMINISTRATION

7.1    The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to designate separate Offerings under the Plan, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary for the administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the U.S., the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 6.1, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan). Unless otherwise determined by the Administrator, the employees eligible to participate in each sub-plan will participate in a separate Offering. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Eligible Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements. The Administrator also is authorized to determine that, to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f), the terms of an option granted under the Plan or an Offering to citizens or residents

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of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees resident solely in the U.S. Every finding, decision and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.
ARTICLE VIII

BENEFICIARIES AND TRANSFERABILITY

1.Beneficiaries. If permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, if permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective. Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate. All beneficiary designations will be in such form and manner as the Administrator may designate from time to time. Notwithstanding anything to the contrary herein, the Company and/or the Administrator may decide not to permit such designations by Participants in non-U.S. jurisdictions to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

2.Transferability. Neither Contributions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 8.1) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 4.3(c).

ARTICLE IX

EFFECT OF TRANSACTIONS

1.Adjustments. In the event there is a change in the capital structure of the Company as a result of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off or other similar corporate change, or any distribution to stockholders holding shares of Common Stock other than regular cash dividends, the Administrator shall make an equitable adjustment (in the manner and form determined in the Administrator's sole discretion) in the number of shares of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of Section 5.1.

2.Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company's proposed dissolution or liquidation. The Administrator will notify each Participant in writing or electronically, prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 4.3(c) or 4.3(d).

3.Merger or Change in Control. In the event of a merger or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period shall end. The New Exercise Date will occur before the date of the Company's proposed merger or Change in Control. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 4.3(c) or 4.3(d).

ARTICLE X

AMENDMENT AND TERMINATION

1.Committee's Authority to Amend and Terminate the Plan. The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares

88 | Groupon Proxy Statement and Notice of 2019 Annual Meeting

of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 9.1). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants' accounts that have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under local laws, as further set forth in Section 4.3(c)) as soon as administratively practicable.

2.Specific Amendments. Without stockholder consent and without limiting Section 10.1, the Administrator will be entitled to change the Offering Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.

3.Amendment Due to Accounting Consequences. In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(a)amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;

(b)altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(c)shortening any Offering Period by setting a New Exercise Date, including an Offering Period underway at the time of the Administrator action;

(d)reducing the maximum percentage of Eligible Compensation a Participant may elect to set aside as Contributions; and

(e)reducing the maximum number of shares of Common Stock a Participant may purchase during any Offering Period.
Such modifications or amendments will not require stockholder approval or the consent of any Participants.

ARTICLE XI

MISCELLANEOUS

1.Use of Funds. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions except under Offerings in which applicable local law requires that Contributions to the Plan by Participants be segregated from the Company's general corporate funds and/or deposited with an independent third party for Participants in non-U.S. jurisdictions. Until shares of Common Stock are issued, Participants will only have the rights of an unsecured creditor with respect to such shares.

2.Term of Plan. Subject to Section 11.3, the Plan will become effective upon its adoption by the Board. It will continue in effect until terminated under Article X.

3.Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

4.Governing Law. The validity, interpretation, instruction, performance, enforcement and remedies of or relating to this Plan, and the rights and obligations of the parties hereunder, shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without regard to the conflict of law principles, rules or statutes of any jurisdiction.

5.Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.

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6.Gender and Number. Where the context allows, words in any gender include any other gender, words in the singular include the plural and the plural includes the singular, and the term "or" also means "and/or" and the term "including" means "including but not limited to".

7.Headings. Headings of articles and sections herein are included solely for convenience of reference and are not to be used in the interpretation of the provisions of the Plan.

8.Notices. Notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E74263-P24095

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GROUPON, INC.

Unless otherwise specified in the spaces provided, the undersigned's vote is cast FOR the election of the director nominees in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

	For All	Withhold All	For All Except
1. To elect nine directors from the nominees named in the proxy statement.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Michael Angelakis
02) Peter Barris
03) Robert Bass
04) Eric Lefkofsky
05) Theodore Leonsis
06) Joseph Levin
07) Deborah Wahl
08) Rich Williams
09) Ann Ziegler

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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